                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                FIRST FEDERAL BANCSHARES OF EAU CLAIRE, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                  Donald T. Tietz, President of Registrant
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        Common Stock, par value $.01 per share
--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        6,806,819 shares of Common Stock (plus outstanding options to acquire 504,405 shares of Common Stock)
--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        $18.85 per outstanding shares of Common Stock; $18.85 less applicable exercise price for option shares
--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        $131,763,712
--------------------------------------------------------------------------------

    (5) Total fee paid:

        $26,358
--------------------------------------------------------------------------------

    [X] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

                 [FIRST FEDERAL BANCSHARES OF EAU CLAIRE, INC.]


                                                               February 18, 1997

Dear Shareholder:

     You are cordially invited to attend the Special Meeting of Shareholders (the "Special Meeting") of First Federal Bancshares of Eau Claire, Inc. ("First Federal"), the holding company for First Federal Bank of Eau Claire, F.S.B. ("First Federal Bank"), which will be held on Thursday, March 27, 1997, at 10:00 a.m., Wisconsin time, at the Holiday Inn Campus Area, 2703 Craig Road, Eau Claire, Wisconsin 54701.

     At the Special Meeting, you will be asked to consider and vote on the approval and adoption of an Agreement and Plan of Merger, dated September 16, 1996, as amended on December 23, 1996 (as so amended, the "Agreement"), by and among First Federal, Mutual Savings Bank, a mutual savings bank organized under the laws of the State of Wisconsin ("Mutual"), and First Federal Merger Corporation, a Wisconsin corporation and wholly-owned subsidiary of Mutual ("Merger Corp."), pursuant to which First Federal will be acquired by Mutual through the merger of Merger Corp. with and into First Federal (the "Merger"), with First Federal temporarily becoming a direct, wholly-owned subsidiary of Mutual. It currently is anticipated that immediately following the Merger, First Federal will be liquidated into Mutual and First Federal Bank will be merged with and into Mutual. First Federal Bank's offices will be operated thereafter under Mutual's name.

     Pursuant to the terms of the Agreement, each outstanding share of common stock of First Federal will be converted into the right to receive $18.85 in cash (subject to certain upward price adjustments as set forth in the accompanying Proxy Statement), and will no longer represent an ownership interest in First Federal. Assuming all conditions to the Agreement and the Merger are satisfied or waived, it is currently anticipated the Merger will be consummated on or before March 31, 1997.

     Additional information regarding the Agreement and the proposed Merger are set forth in the accompanying Proxy Statement. Please carefully read these materials and consider the information contained in them.

     YOUR BOARD OF DIRECTORS HAS CAREFULLY CONSIDERED ALL OF THE TERMS AND CONDITIONS OF THE AGREEMENT, AND HAS UNANIMOUSLY APPROVED THE AGREEMENT. THE BOARD OF DIRECTORS BELIEVES THAT THE AGREEMENT IS IN THE BEST INTERESTS OF, AND IS FAIR TO, THE SHAREHOLDERS OF FIRST FEDERAL. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE AGREEMENT.

     It is important that your shares are represented at the Special Meeting, whether or not you plan to attend the Special Meeting in person. The affirmative vote of a majority of the issued and outstanding shares of common stock of First Federal is required to approve the Merger. An abstention or failure to vote will have the same effect as a vote against the Merger. Accordingly, please complete, date, sign and promptly return your proxy card in the enclosed envelope. Returning your proxy card will not prevent you from voting in person at the Special Meeting, but will assure that your vote is counted if you are unable to attend. You should not send in certificates for your shares of First Federal common stock at this time. Upon consummation of the Merger, you will be sent instructions regarding the surrender of your First Federal stock certificates.

     On behalf of the Board of Directors, I urge you to vote in favor of the Merger. We look forward to your representation either in person or by proxy at the Special Meeting. Thank you for your consideration and continued support.

                               SINCERELY,

                               /s/ Donald T. Tietz

                               Donald T. Tietz
                               President and Chief
                                Executive Officer

          [FIRST FEDERAL BANCSHARES OF EAU CLAIRE, INC. LETTERHEAD]


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 27, 1997


TO THE HOLDERS OF COMMON STOCK OF FIRST FEDERAL BANCSHARES OF EAU
CLAIRE, INC.:

     NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "Special Meeting") of First Federal Bancshares of Eau Claire, Inc. ("First Federal") will be held on Thursday, March 27, 1997, at 10:00 a.m., Wisconsin time, at the Holiday Inn Campus Area, 2703 Craig Road, Eau Claire, Wisconsin 54701. The Special Meeting is for the purpose of considering and voting upon the following matters, all of which are set forth more completely in the accompanying Proxy
Statement:

     1. To consider and vote upon the approval and adoption of the Agreement and Plan of Merger, dated September 16, 1996, as amended on December 23, 1996 (as so amended, the "Agreement"), by and among First Federal, Mutual Savings Bank, a mutual savings bank organized under the laws of the State of Wisconsin ("Mutual"), and First Federal Merger Corporation, a Wisconsin corporation and wholly-owned subsidiary of Mutual ("Merger Corp."), pursuant to which: (i) First Federal will be acquired by Mutual through the merger of Merger Corp. with and into First Federal (the "Merger"), with First Federal temporarily becoming a direct, wholly-owned subsidiary of Mutual; and (ii) each outstanding share of common stock of First Federal will be converted into the right to receive $18.85 in cash (subject to certain upward price adjustments as set forth in the accompanying Proxy Statement); and

     2. To consider and act upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     The Board of Directors has established January 20, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Only shareholders of record as of the close of business on that date will be entitled to vote at the Special Meeting or any adjournments or postponements thereof. In the event there are not sufficient votes for a quorum or to approve any of the foregoing matters at the time of the Special Meeting, the Special Meeting may be adjourned or postponed in order to permit further solicitation of proxies by First Federal.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Jerome A. Reinecke
                              Jerome A. Reinecke
                              Corporate  Secretary



February 18, 1997
Eau Claire, Wisconsin



YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 FIRST FEDERAL BANCSHARES OF EAU CLAIRE, INC.
                            319 East Grand Avenue
                         Eau Claire, Wisconsin 54701
                                (715) 833-7700


                               PROXY STATEMENT


                       SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on March 27, 1997

        This Proxy Statement is being furnished to holders of common stock, $0.01 par value per share ("First Federal Common Stock") of First Federal
Bancshares of Eau Claire, Inc. ("First Federal") in     connection with the
solicitation on behalf of the Board of Directors of First Federal of proxies to be used at the Special Meeting of Shareholders (the "Special Meeting") to be held on Thursday, March 27, 1997, at 10:00 a.m., Wisconsin time, at the Holiday Inn Campus Area, 2703 Craig Road, Eau Claire, Wisconsin 54701 and at any adjournments or postponements thereof. This Proxy Statement and accompanying appointment form of proxy ("Proxy") are first being mailed to shareholders of record of First Federal as of January 20, 1997 (the "Voting Record Date") on or about February 18, 1997.

        At the Special Meeting, you will be asked to consider and vote on the approval and adoption of an Agreement and Plan of Merger, dated September 16, 1996, as amended on December 23, 1996 (as so amended, the "Agreement"), by and among First Federal, Mutual Savings Bank, a mutual savings bank organized under the laws of the State of Wisconsin ("Mutual"), and First Federal Merger Corporation, a Wisconsin corporation and wholly-owned subsidiary of Mutual ("Merger Corp."), pursuant to which First Federal will be acquired by Mutual through the merger of Merger Corp. with and into First Federal (the "Merger"), with First Federal temporarily becoming a direct, wholly-owned subsidiary of Mutual. It currently is anticipated that immediately following the Merger, First Federal will be liquidated into Mutual and First Federal Bank of Eau Claire, F.S.B. ("First Federal Bank") will be merged with and into Mutual. First Federal Bank's offices will be operated thereafter under Mutual's name.

        Pursuant to the terms of the Agreement, each outstanding share of First Federal Common Stock will be converted into the right to receive $18.85 in cash (subject to certain upward price adjustments as set forth in this Proxy Statement), and will no longer represent an ownership interest in First Federal. Assuming all conditions to the Agreement and the Merger are satisfied or waived, it is currently anticipated the Merger will be consummated on or before March 31, 1997.

        Shareholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the space provided on the Proxy. Proxies solicited by First Federal will be voted in accordance with the directions given thereon. Where no instructions are indicated, signed Proxies will be voted FOR approval and adoption of the Agreement. Returning your completed Proxy will not prevent you from voting in person at the Special Meeting should you be present and wish to do so.

        Any shareholder giving a Proxy has the power to revoke it any time before it is exercised by: (i) filing with the Secretary of First Federal written notice thereof (Jerome A. Reinecke, Corporate Secretary, First Federal Bancshares of Eau Claire, Inc., 319 East Grand Avenue, Eau Claire, Wisconsin 54701); (ii) submitting a duly-executed Proxy bearing a later date; or (iii) appearing at the Special Meeting and giving the Secretary notice of his or her intention to vote in person. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Special Meeting. Proxies solicited hereby may be exercised only at the Special Meeting and any adjournments or postponements thereof and will not be used for any other meeting.

        The cost of solicitation of Proxies by mail on behalf of the Board of Directors will be borne by First Federal. First Federal has retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. D.F. King & Co., Inc. will be paid a fee of $5,000, plus reimbursement for out-of-pocket expenses. Proxies also may be solicited by personal interview or by telephone, in addition to the use of the mails by directors, officers and regular employees of First Federal and First Federal Bank of Eau Claire, F.S.B., without additional compensation therefor. First Federal also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of Common Stock held of record by the beneficial owners of such shares. First Federal will reimburse such holders for their reasonable out-of-pocket expenses.

        Proxies solicited hereby will be returned to the Board of Directors, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, First Federal or any of its affiliates.

                              TABLE OF CONTENTS

                                                                          PAGE

SUMMARY                                                                    3
     The Parties To The Merger                                             3
     Special Meeting of Shareholders of First Federal                      4
     The Merger                                                            5
     Market Prices and Dividend Information                                7
SELECTED CONSOLIDATED FINANCIAL INFORMATION                                8
RECENT FINANCIAL DATA                                                     10
INTRODUCTION                                                              15
THE SPECIAL MEETING                                                       16
     Place, Time and Date                                                 16
     Purpose                                                              16
     Record Date; Shares Entitled to Vote                                 16
     Quorum; Votes Required                                               17
     Proxies                                                              17
     Recommendation of the First Federal Board of
       Directors Regarding the Merger                                     17
     Security Ownership of Management and Mutual                          17
THE MERGER                                                                18
     General                                                              18
     Background of the Merger                                             18
     Reasons for the Merger and Recommendation of the First
       Federal Board of Directors                                         21
     Opinion of First Federal Financial Advisor                           22
     Effective Time of the Merger                                         25
     Surrender of First Federal Stock Certificates; Payment
       of Merger Consideration                                            25
     First Federal Stock Options                                          26
     Representations and Warranties                                       26
     Conditions to Each Party's Obligations                               26
     Regulatory Approvals                                                 27
     Conduct of Business Pending the Merger                               28
     Amendment and Waiver                                                 29
     Termination                                                          29
     Stock Option Agreement                                               30
     Interests of Certain Persons In The Merger                           32
     Effect on First Federal Employees and Employee Benefit Plans         34
     Effect on First Federal Bank Liquidation Rights                      35
     Certain Federal Income Tax Consequences                              36
     Accounting Treatment                                                 36
     Expenses                                                             36
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                           37
MARKET PRICES AND DIVIDEND INFORMATION                                    38
SHAREHOLDER PROPOSALS                                                     38
INDEPENDENT AUDITORS                                                      38
OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING                  39
AVAILABLE INFORMATION                                                     39
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                           39

EXHIBITS:

  AGREEMENT AND PLAN OF MERGER AND AGREEMENT AND
     PLAN OF MERGER - AMENDMENT NO. 1                                 EXHIBIT A
  OPINION OF DAIN BOSWORTH INCORPORATED                               EXHIBIT B
  STOCK OPTION AGREEMENT                                              EXHIBIT C

                                    SUMMARY


     The following is a summary of certain information contained elsewhere in this Proxy Statement. This summary has been prepared to assist First Federal shareholders in their review of the Proxy Statement and is not intended to be a complete statement of all material facts. This summary is qualified in its entirety by reference to, and should be read in conjunction with, the more detailed information appearing elsewhere in this Proxy Statement, including the exhibits, the documents accompanying this Proxy Statement and the documents incorporated by reference herein.


                           THE PARTIES TO THE MERGER


FIRST FEDERAL AND FIRST FEDERAL BANK OF EAU CLAIRE, F.S.B.

     First Federal Bancshares of Eau Claire, Inc., a Wisconsin corporation ("First Federal"), was incorporated on March 3, 1994 for the purpose of becoming the holding company for First Federal Bank of Eau Claire, F.S.B. ("First Federal Bank") upon First Federal Bank's conversion from a federally-chartered mutual savings bank to a federally-chartered stock savings bank. This transaction was consummated on October 6, 1994. At September 30, 1996, First Federal had total assets of $728.8 million, total deposits of $374.0 million and shareholders' equity of $97.8 million. First Federal has not engaged in any significant activity other than holding the stock of First Federal Bank. First Federal Bank is regulated by the Office of Thrift Supervision ("OTS") and its deposits are insured up to applicable limits under the Savings Association Insurance Fund ("SAIF") of the Federal Deposit Insurance Corporation ("FDIC"). First Federal Bank's principal business consists of attracting funds in the form of deposits and other borrowings and originating mortgage loans principally to finance the purchase and/or construction of residential dwellings and originating various types of consumer loans. First Federal also invests in securities issued by the United States Government and its agencies and in other securities such as mortgage-backed and related securities. At September 30, 1996, First Federal operated 19 full-service banking offices in west central Wisconsin and one in eastern Minnesota. The principal executive offices of First Federal are located at 319 East Grand Avenue, Eau Claire, Wisconsin 54701, and its telephone number is
(715)E833-7700.

MUTUAL SAVINGS BANK

     Mutual Savings Bank, a mutual savings bank organized under the laws of the State of Wisconsin ("Mutual"), was founded in 1892. At September 30, 1996, Mutual had total assets of $1.2 billion, total deposits of $1.0 billion and retained earnings of $147.8 million. Mutual is regulated by the FDIC and the Division of Savings Institutions of the Wisconsin Department of Financial Institutions (the "Wisconsin Division") and its deposits are insured up to applicable limits by the SAIF. Mutual's principal business consists of attracting funds in the form of deposits and other borrowings and originating mortgage loans principally to finance the purchase and/or construction of residential dwellings and originating various types of commercial and consumer loans. Mutual also invests in securities issued by the United States Government and its agencies and in other securities such as mortgage-backed and related securities. At September 30, 1996, Mutual operated 33 banking offices and one loan production office in Wisconsin. The principal executive offices of Mutual are located at 4949 West Brown Deer Road, Milwaukee, Wisconsin 53223, and its telephone number is (414)354-1500.


FIRST FEDERAL MERGER CORPORATION

     First Federal Merger Corporation, a Wisconsin corporation ("Merger Corp."), is a wholly-owned subsidiary of Mutual which was formed specifically for the purpose of merging with and into First Federal in connection with the transactions contemplated by the Agreement. Pursuant to the terms of the Agreement, at the Effective Time, Merger Corp. will be merged with and into First Federal, with First Federal continuing as the surviving corporation and the separate corporate existence of Merger Corp. will cease.

                SPECIAL MEETING OF SHAREHOLDERS OF FIRST FEDERAL



PLACE, TIME AND DATE; PURPOSE

     The Special Meeting of Shareholders of First Federal will be held on Thursday, March 27, 1997, at 10:00 a.m., Wisconsin time, at the Holiday Inn Campus Area, 2703 Craig Road, Eau Claire, Wisconsin 54701. The purpose of the Special Meeting is: (i) to consider and vote upon the approval and adoption of the Agreement described herein, pursuant to which (y) First Federal will be acquired by Mutual through the merger of Merger Corp. with and into First Federal, and (z) each outstanding share of First Federal Common Stock will be converted into the right to receive $18.85 in cash (subject to certain upward price adjustments as set forth in this Proxy Statement); and (ii) to act upon such other matters, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.



RECORD DATE; SHARES ENTITLED TO VOTE

     The Board of Directors of First Federal (the "First Federal Board") has fixed the close of business on January 20, 1997 as the record date (the "Voting Record Date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Only holders of shares of common stock, $0.01 par value per share ("First Federal Common Stock") of First Federal of record on the Voting Record Date will be entitled to notice of and to vote at the Special Meeting. Each share of First Federal Common Stock will be entitled to one vote. Shareholders who execute proxies retain the right to revoke them at any time prior to being voted at the Special Meeting or any postponements or adjournments thereof. On the Voting Record Date, there were 6,855,379 shares of First Federal Common Stock outstanding and First Federal had no other class of securities outstanding.



VOTES REQUIRED; SECURITY OWNERSHIP OF MANAGEMENT AND MUTUAL

     The affirmative vote of a majority of the issued and outstanding shares of First Federal Common Stock is required for approval and adoption of the Agreement.

     As of the Voting Record Date, the directors and executive officers of First Federal and their affiliates beneficially owned 740,502 shares, or 10.3% of the outstanding shares of First Federal Common Stock, and Mutual, through Merger Corp., indirectly owned 50,000 shares of First Federal Common Stock, or approximately 0.7% of the outstanding shares. As of the Voting Record Date, the First Federal Board had the ability to vote the 367,711 unallocated shares of First Federal Common Stock owned by the First Federal Bank of Eau Claire, F.S.B. Employee Stock Ownership Plan (the "First Federal ESOP"), representing 5.4% of the outstanding shares of First Federal Common Stock, and will have the ability to vote the shares for which voting instructions from the First Federal ESOP participants are not received.

                                   THE MERGER

GENERAL

     Pursuant to the Agreement, at the Effective Time (as defined below), Merger Corp. will merge with and into First Federal. See "The Merger--General." The Agreement provides, among other things, that as a result of the Merger, each outstanding share of First Federal Common Stock will be converted into the right to receive $18.85 in cash (the "Merger Per Share Consideration"), subject to a $0.05 per share upward price adjustment for each calendar month or portion of a month beyond March 31, 1997 for which consummation of the Merger is delayed, provided that such delay is not due to a breach of any representation, warranty or covenant by, or is otherwise attributable to, First Federal. It is currently anticipated that immediately following the Merger, First Federal will be liquidated into Mutual and First Federal Bank will be merged with and into Mutual. First Federal Bank's offices will be operated thereafter under Mutual's name.

REASONS FOR THE MERGER AND RECOMMENDATION OF THE FIRST FEDERAL BOARD OF
                                  DIRECTORS

     All members of the First Federal Board participated in the meeting at which the Agreement was considered and approved. The First Federal Board unanimously approved the Agreement and recommends that First Federal shareholders vote in favor of approval of the Agreement. The First Federal Board believes that the terms of the Merger are fair to, and in the best interests of, First Federal's shareholders. The First Federal Board believes that the Merger will provide significant value to all First Federal shareholders. For a discussion of the factors considered by the First Federal Board in reaching its decision, see "The Merger--Reasons for the Merger and Recommendation of the First Federal Board of Directors" and "The Merger--Opinion of First Federal Financial Advisor."

OPINION OF FIRST FEDERAL FINANCIAL ADVISOR

     Dain Bosworth Incorporated ("Dain Bosworth") has delivered to the
First Federal Board its written opinion, dated February 17, 1997, to the effect that, as of the date of its opinion, the consideration to be received in the Merger by the holders of shares of First Federal Common Stock is fair to such holders from a financial point of view. This opinion confirmed an opinion by Dain Bosworth, dated September 13, 1996, that had previously been delivered to the First Federal Board. A copy of the opinion of Dain Bosworth which sets forth the assumptions made, matters considered and limits of its review, is attached to this Proxy Statement as Exhibit B, and should be read in its entirety. See also "The Merger--Opinion of First Federal Financial Advisor."

EFFECTIVE TIME OF THE MERGER

     As soon as practicable after the satisfaction or waiver of the conditions to the obligations of the parties to effect the Merger, the Effective Time will occur on the date and at the time set forth in the Articles of Merger to be filed with the Wisconsin Department of Financial Institutions. See "The Merger--Conditions to Each Party's Obligations." It is currently anticipated that the Merger will be consummated on or before March 31, 1997. First Federal or Mutual may terminate the Agreement if the Merger is not consummated on or before August 31, 1997. See "The Merger--Termination."


SURRENDER OF FIRST FEDERAL STOCK CERTIFICATES; PAYMENT OF MERGER
                                CONSIDERATION

     All shareholders of First Federal will be required to surrender their First Federal Common Stock certificates in order to receive the cash payments to which they will be entitled as a result of the Merger.
Promptly after the Effective Time, instructions with regard to the surrender of certificates, together with a letter of transmittal to be used for that purpose, will be mailed to each shareholder. See "The Merger--Surrender of First Federal Stock Certificates; Payment of Merger Consideration."

     FIRST FEDERAL SHAREHOLDERS SHOULD NOT SEND IN THEIR STOCK
CERTIFICATES FOR FIRST FEDERAL COMMON STOCK UNTIL THEY RECEIVE FURTHER WRITTEN INSTRUCTIONS AND THE LETTER OF TRANSMITTAL. HOLDERS OF SHARES OF FIRST FEDERAL COMMON STOCK ARE URGED TO PROMPTLY NOTIFY FIRST FEDERAL OR FIRST FEDERAL'S TRANSFER AGENT OF LOST, STOLEN OR DESTROYED CERTIFICATES OR CERTIFICATES NOT PROPERLY REGISTERED IN ORDER TO BEGIN THE PROCESS OF ISSUANCE OF REPLACEMENT CERTIFICATES.

     FIRST FEDERAL STOCK OPTIONS

     Prior to consummation of the Merger, First Federal must have either: (i) taken all steps necessary to accelerate the exercisability of all outstanding options ("First Federal Stock Options") to purchase shares of First Federal Common Stock pursuant to the First Federal Bancshares of Eau Claire, Inc. 1995 Stock Option Plan and each holder of a First Federal Stock Option shall have voluntarily exercised all such options; or (ii) cashed out each holder of First Federal Stock Options without the exercise thereof and with written consent by such holder at a price per First Federal Stock Option equal to the difference between the Merger Per Share Consideration minus the exercise price of such option. As of the Effective Time, there will be no outstanding First Federal Stock Options.


     CONDITIONS TO EACH PARTY'S OBLIGATIONS; REGULATORY APPROVALS

     The obligations of First Federal and Mutual to effect the Merger are subject to the satisfaction of certain conditions, including: (i) obtaining requisite shareholder approval and requisite regulatory approvals for the Merger; (ii) the absence of a Quantified Material Adverse Effect with respect to First Federal, as defined in the Agreement; (iii) the absence of litigation to restrain or enjoin the consummation of the Merger; and (iv) the satisfaction of other customary closing conditions. See "The Merger--Conditions to Each Party's Obligations."

     Mutual filed separate applications for approval of the Merger with the Wisconsin Division, the OTS and the FDIC on October 28, 1996. Mutual received the necessary regulatory approvals from the Wisconsin Division, the OTS and the FDIC on January 13, January 30 and January 31, 1997, respectively, each approval of which imposed no materially burdensome conditions on Mutual. See "The Merger--Regulatory Approvals."


     AMENDMENT AND WAIVER; TERMINATION

     Prior to the Effective Time of the Merger, the Agreement may be amended or any condition of the Agreement may be waived by the party whose favor the provision runs; provided, however, that after First Federal shareholder approval is obtained, no such amendment may (i) reduce the Merger Per Share Consideration, or (ii) otherwise materially adversely affect the rights of the First Federal shareholders. See "The Merger--Amendment and Waiver."

     The Agreement may be terminated and the Merger abandoned at any time before the Effective Time, whether before or after approval by the shareholders of First Federal: (a) by written agreement of First Federal and Mutual; or (b) by either First Federal or Mutual under certain specified circumstances, including
(i) if the Merger has not been consummated on or before August 31, 1997, (ii) if there is a material breach of any representation, warranty or agreement on the part of the other party as set forth in the Agreement, or (iii) if certain conditions with respect to the other party have not been fulfilled. See "The Merger--Termination."


     STOCK OPTION AGREEMENT

     As a condition of Mutual's entering into the Agreement and in consideration therefor, First Federal and Mutual entered into a Stock Option Agreement, dated September 16, 1996 (the "Stock Option Agreement"). Pursuant to the Stock Option Agreement, First Federal granted to Mutual an option (the "Option") to purchase up to 1,364,220 shares of First Federal Common Stock (subject to adjustment), or approximately 19.9% of the issued and outstanding shares of First Federal Common Stock, at an exercise price of $15.75 per share (the "Exercise Price"). The Option is exercisable only upon the occurrence of certain events, none of which has occurred, to the knowledge of First Federal, as of the date hereof. In lieu of exercising the Option, Mutual can require First Federal to make a cash payment in an amount equal to the excess of the value of the highest competing transaction, or, if greater, the highest bid price for First Federal Common Stock during the 30-day period preceding such cash election, over the Exercise Price. The Option also gives Mutual certain registration rights with respect to any First Federal Common Stock acquired upon exercise of the Option. The Stock Option Agreement may have the effect of discouraging competing offers to the Merger and is intended to increase the likelihood that the Merger will be consummated in accordance with the terms of the Agreement. See "The Merger--Stock Option Agreement."

     INTERESTS OF CERTAIN PERSONS IN THE MERGER

     Certain members of First Federal's management and the First Federal Board may be deemed to have interests in the Merger in addition to their interests, if any, as shareholders of First Federal generally. These include, among other things, provisions in the Agreement relating to entering into employment agreements with Mutual, cash payments under outstanding stock options, service as a member of an advisory board of First Federal, benefits under the First Federal ESOP, participation in a severance pool which may be paid to certain employees of First Federal, and certain other benefits. See "The Merger--Interests of Certain Persons in the Merger" and "The Merger--Effect on First Federal Employees and Employee Benefit Plans."

     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The receipt of cash for shares of First Federal Common Stock pursuant to the Merger will be a taxable transaction for federal income tax purposes to shareholders receiving such cash, measured by the difference between the cash received pursuant to the Merger and such shareholder's adjusted tax basis in the First Federal Common Stock exchanged therefor. EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO SUCH HOLDER, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS. See "The Merger--Certain Federal Income Tax Consequences."

     ACCOUNTING TREATMENT

     It is intended that the Merger will be accounted for as a purchase under generally accepted accounting principles. See "The Merger--Accounting Treatment."


                     MARKET PRICES AND DIVIDEND INFORMATION

     First Federal Common Stock is quoted on the NASDAQ National Market System under the symbol "FFC." The table below sets forth, for the calendar quarters indicated, (i) the high and low sales prices for First Federal Common Stock as reported on the NASDAQ National Market System, and (ii) the dividends per share declared on First Federal Common Stock in each quarter.


                                  SALES PRICE PER SHARE         CASH
                                 ------------------------   DIVIDENDS
                                    HIGH          LOW      PAID PER SHARE
                                 -----------  -----------  --------------
1994
-------------------------------
Quarter Ended December 31 .....       $10.50        $8.25              --

1995
-------------------------------
Quarter Ended March 31 ........        12.25         9.75              --
Quarter Ended June 30 .........        12.50        11.38              --
Quarter Ended September 30 ....        14.63        12.25              --
Quarter Ended December 31 .....        15.38        13.75           $0.05

1996
-------------------------------
Quarter Ended March 31 ........        15.38        13.50            0.05
Quarter Ended June 30 .........        16.25        13.63            0.07
Quarter Ended September 30 ....        18.13        14.38            0.07
Quarter Ended December 31 .....        18.50        18.00            0.07

1997
-------------------------------
Quarter Ending March 31
 (through February 14, 1997) ..        18.75        18.25            0.07

     On September 13, 1996, the last trading day before the public announcement of the Agreement, the reported closing sales price of First Federal Common Stock was $15.31 per share. On February 14, 1997, the most recent date for which it was practicable to obtain market price data prior to the printing of this Proxy Statement, the reported closing sales price of First Federal Common Stock was $18.50 per share. See "Market Prices and Dividend Information."

                  SELECTED CONSOLIDATED FINANCIAL INFORMATION

     The following table sets forth, for the periods indicated, certain selected financial information for First Federal. This information should be read in conjunction with the consolidated financial statements of First Federal, and the related notes thereto, which are incorporated herein by reference in this Proxy Statement. The historical balance sheet and income statement information included in the selected financial information for First Federal for the five years ended December 31, 1995 are derived from audited financial statements as of, and for, such years. The historical balance sheet and income statement information for First Federal for the nine months ended September 30, 1996 is derived from unaudited financial statements as of, and for, such period. These unaudited financial statements include all adjustments which are, in the opinion of First Federal management, necessary for a fair statement of the results of these periods and are of a normal and recurring nature. Results for the nine months ended September 30, 1996, are not necessarily indicative of results which may be expected for the year ending December 31, 1996. See "Available Information" and "Incorporation of Certain Documents by Reference."


                                                AT OR FOR THE
                                              NINE MONTHS ENDED
                                                SEPTEMBER 30,              AT OR FOR THE YEAR ENDED DECEMBER 31,
                                            ---------------------  ----------------------------------------------------
                                               1996        1995       1995       1994       1993       1992      1991
                                            ----------  ---------  ---------  ---------  ---------  ---------  ---------
                                                        (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
SELECTED OPERATING DATA:
  Total interest income ............        $   37,655  $  28,870  $  40,157  $  27,549  $  26,948  $  30,369  $  32,112
  Total interest expense ...........            21,762     15,380     21,751     13,382     13,332     16,998     21,573
                                            ----------  ---------  ---------  ---------  ---------  ---------  ---------
    Net interest income ............            15,893     13,490     18,406     14,167     13,616     13,371     10,539
  Provision for loan losses ........               131         73         84         48        453         72        108
                                            ----------  ---------  ---------  ---------  ---------  ---------  ---------
  Net interest income after provision
    for loan losses ................            15,762     13,417     18,322     14,119     13,163     13,299     10,431
 Non-interest income (loss):
     Net gain (loss) on loans held-for-
       sale, mortgage-related securities
       and investment securities                  (301)       835        974     (2,662)     1,747      1,543        647
     Other..........................             1,611      1,650      2,190      1,819      1,531      1,155      1,098
                                            ----------  ---------  ---------  ---------  ---------  ---------  ---------
       Total non-interest income (loss)          1,310      2,485      3,164       (843)     3,278      2,698      1,745
     Non-interest expense:
     Federal insurance special assessment        1,968         --         --         --         --         --         --
   Other ...........................            10,296      8,411     11,924      8,989      8,620      7,790      7,093
                                            ----------  ---------  ---------  ---------  ---------  ---------  ---------
     Total non-interest expense                 12,264      8,411     11,924      8,989      8,620      7,790      7,093
                                            ----------  ---------  ---------  ---------  ---------  ---------  ---------
 Income before income taxes and
   cumulative effect of
   accounting changes ..............             4,808      7,491      9,562      4,287      7,821      8,207      5,083
 Income tax expense ................             1,553      2,895      3,618      1,716      3,207      3,365      2,079
                                            ----------  ---------  ---------  ---------  ---------  ---------  ---------
 Income before cumulative
   effect of accounting changes                  3,255      4,596      5,944      2,571      4,614      4,842      3,004
 Cumulative effect of accounting
   changes .........................                --         --         --         30      (391)         --         --
                                            ----------  ---------  ---------  ---------  ---------  ---------  ---------
   Net income ......................        $    3,255  $   4,596  $   5,944  $   2,601  $   4,223  $   4,842  $   3,004
                                            ==========  =========  =========  =========  =========  =========  =========

SELECTED PER SHARE DATA:
  Fully-diluted earnings (1) .......        $     0.50  $    0.68  $    0.89        N/A        N/A        N/A        N/A
  Dividends declared and paid ......              0.19        N/A       0.05        N/A        N/A        N/A        N/A
  Book value at end of period ......             14.27      14.00      13.91  $   13.13        N/A        N/A        N/A

SELECTED FINANCIAL CONDITION DATA:
  Total assets .....................        $  728,822  $ 587,533  $ 621,590  $ 437,732  $ 372,514  $ 370,257  $ 356,583
  Loans receivable .................           508,676    437,454    457,278    354,235    284,448    265,204    265,652
  Loans held-for-sale ..............            21,524      2,002      3,276      7,094     30,938     45,714     31,437
  Cash .............................             9,386      9,876      9,706      8,448      6,516      8,884      5,322
  Mortgage-related securities (2) ..           146,548    102,205    116,277     43,077     32,822     32,332     32,173
  Investment securities ............            23,647     20,383     18,706     16,402      9,556     10,650     13,263
  Deposits .........................           373,982    358,699    368,472    304,431    305,870    314,374    309,052
  Federal Home Loan Bank advances ..           248,050    125,550    150,950     33,050     31,650     17,700      8,700
  Shareholders' equity .............            97,828     95,990     95,362     94,735     26,757     22,534     17,692


----------------------

  See notes on following page.

                                                    AT OR FOR THE
                                                  NINE MONTHS ENDED
                                                    SEPTEMBER 30,               AT OR FOR THE YEAR ENDED DECEMBER 31,
                                               ------------------------   -------------------------------------------------
                                                  1996(6)     1995(6)       1995      1994       1993      1992      1991
                                                ----------  -----------   --------  ---------  --------  --------  --------
SELECTED FINANCIAL RATIOS AND OTHER DATA:
PERFORMANCE RATIOS:
  Return on average assets before cumul.
    effect of accounting changes (5) . . . . .      0.63%        1.18%      1.10%      0.65%     1.26%     1.33%     0.87%
  Return on average equity before cumul.
    effect of accounting changes (5) . . . . .      4.48         6.32       6.17       6.24     18.65     24.10     18.62
  Interest rate spread during period (3)(5)  .      2.57         2.71       2.70       3.39      3.63      3.59      2.95
  Net interest margin during period (3)(5) . .      3.22         3.59       3.54       3.74      3.86      3.81      3.16
  Other non-interest income to
    average assets (5) . . . . . . . . . . . .      0.31         0.42       0.41       0.46      0.42      0.32      0.32
  Other non-interest expense to
    average assets (5) . . . . . . . . . . . .      2.00         2.16       2.21       2.28      2.35      2.14      2.04
  Shareholders' equity to total assets . . . .     13.42        16.34      15.34      21.64      7.18      6.09      4.96
  Average shareholders' equity to
    average assets . . . . . . . . . . . . . .     14.14        18.67      17.84      10.45      6.75      5.51      4.65
  Average interest-earning assets to
    average interest-bearing liabilities . . .    114.60       121.47     120.05     109.96    106.06    104.53    103.10

ASSET QUALITY RATIOS:
  Non-accrual loans to gross
    loans receivable . . . . . . . . . . . . .      0.02         0.18       0.10       0.17      0.32      0.53      0.95
  Non-performing assets to total
    assets (4) . . . . . . . . . . . . . . . .      0.03         0.23       0.12       0.20      0.38      0.52      1.09
  Allowance for loan losses to
    gross loans  . . . . . . . . . . . . . . .      0.16         0.18       0.17       0.20      0.25      0.13      0.16
  Allowance for loan losses to
    non-accrual loans  . . . . . . . . . . . .    808.49        95.12     174.16     118.08     78.23     24.32     16.62
  Net charge-offs to average loans (5) . . . .      0.02         0.01       0.01       0.01      0.02      0.05      0.09

REGULATORY CAPITAL RATIOS (BANK ONLY):
  Tangible capital ratio . . . . . . . . . . .      9.17        10.91      10.16      14.55      7.18      6.09      4.96
  Core capital ratio . . . . . . . . . . . . .      9.17        10.91      10.16      14.55      7.18      6.09      4.96
  Total risk-based capital ratio . . . . . . .     19.70        23.11      21.61      29.13     14.40     11.66      9.36

OTHER DATA:
  Number of deposit accounts . . . . . . . . .    64,812       61,956     62,952     50,581    49,052    49,291    49,421
  Number of real estate loans
    outstanding  . . . . . . . . . . . . . . .     7,366        6,577      6,753      6,248     6,123     6,295     6,228

  Number of real estate loans serviced
    (in portfolio and sold)  . . . . . . . . .    10,239        9,782      9,917      9,448     9,368     9,144     8,996
  Loan originations (in thousands) . . . . . .  $159,043     $139,612   $184,641   $149,182  $209,494  $186,509  $104,975
  Full-service customer facilities . . . . . .      20             17         19         13        13        14        14

---------------

(1) First Federal completed its initial public offering on October 6, 1994, and therefore, no earnings per share data is presented for years ended on or prior to December 31, 1994.

(2) Includes mortgage-related securities available-for-sale (after December 31, 1993) and held for sale (on or prior to December 31,
         1993).

(3) Interest rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities. Net interest margin represents net interest income as a percentage of average interest-earning assets.

(4) Non-performing assets consist of non-accrual loans and foreclosed properties which consist of real estate acquired by foreclosure or deed-in-lieu thereof, real estate in judgment and loans which are deemed in-substance foreclosures.

(5) Ratios for the nine months ended September 30, 1996 and 1995 are annualized.

(6) Information at or for the nine months ended September 30, 1996 and 1995 is derived from unaudited financial statements. In the opinion of management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation of the financial position or results of operations at or for such periods have been included in those financial statements.

                             RECENT FINANCIAL DATA

     Summarized below are certain selected data for First Federal at December 31, 1996, September 30, 1996 and December 31, 1995 and for the three months and years ended December 31, 1996 and 1995. Information at the end of and for the periods presented is derived from unaudited financial statements, except for at December 31, 1995 and for the year ended December 31, 1995. In the opinion of management of First Federal, all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of results for or at such periods have been included in those financial statements.


                                                      THREE MONTHS              YEARS
                                                   ENDED DECEMBER 31,      ENDED DECEMBER 31,
                                                 ----------------------  ----------------------
                                                   1996          1995      1996          1995
                                                 --------      --------  --------      --------
                                                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
SELECTED OPERATING DATA:
  Total interest income ..................       $ 13,404      $ 11,287  $ 51,059      $ 40,157
  Total interest expense .................          7,748         6,371    29,510        21,751
                                                 --------      --------  --------      --------
  Net interest income ....................          5,656         4,916    21,549        18,406
  Provision for loan losses ..............            598            11       729            84
                                                 --------      --------  -------       --------
  Net interest income after provision
    for loan losses ......................          5,058         4,905    20,820        18,322
  Non-interest income:
  Net gain on loans held-for-sale,
    mortgage-related securities
    and investment securities ............            369           139        68           974
  Other ..................................            671           540     2,282         2,190
                                                 --------      --------  --------      --------
    Total non-interest income ............          1,040           679     2,350         3,164
  Non-interest expense:
    Federal insurance special assessment .             --            --     1,968            --
      Other ..............................          3,833         3,513    14,129        11,924
                                                 --------      --------  --------      --------
        Total non-interest expense .......          3,833         3,513    16,097        11,924
                                                 --------      --------  --------      --------
      Income before income taxes .........          2,265         2,071     7,073         9,562
      Income tax expense .................            920           723     2,473         3,618
                                                 --------      --------  --------      --------
      Net income .........................       $  1,345      $  1,348  $  4,600      $  5,944
                                                 ========      ========  ========      ========

SELECTED PER SHARE DATA:
  Fully-diluted earnings ..................      $   0.20      $   0.21  $   0.70      $   0.89
  Dividends declared and paid .............          0.07          0.05      0.26          0.05
  Book value at end of period .............         14.57         13.91     14.57         13.91

                                                   DECEMBER 31,    SEPTEMBER 30,    DECEMBER 31,
                                                       1996            1996             1995
                                                   ------------    -------------    ------------
(IN THOUSANDS)
SELECTED FINANCIAL CONDITION DATA:
  Total assets .................................      $724,074         $728,822         $621,590
  Loans receivable .............................       516,302          508,676          457,278
  Loans held-for-sale ..........................         6,089           21,524            3,276
  Cash .........................................        10,949            9,386            9,706
  Mortgage-related securities ..................       151,249          146,548          116,277
  Investment securities ........................        20,912           23,647           18,706
  Deposits .....................................       378,076          373,982          368,472
  Federal Home Loan Bank advances ..............       239,250          248,050          150,950
  Shareholders' equity .........................        99,874           97,828           95,362



                                                       AT OR FOR THE               AT OR FOR THE
                                                       THREE MONTHS                    YEARS
                                                    ENDED DECEMBER 31,           ENDED DECEMBER 31,
                                                    ------------------           -------------------
                                                      1996      1995               1996      1995
                                                    --------  --------           --------  ---------
SELECTED FINANCIAL RATIOS AND OTHER DATA:
PERFORMANCE RATIOS:
  Return on average assets (3) ................        0.74%     0.89%              0.66%      1.10%
  Return on average equity (3) ................        5.41      5.69               4.72       6.17
  Interest rate spread during period (1)(3)            2.60      2.67               2.58       2.70
  Net interest margin during period (1)(3)             3.23      3.40               3.22       3.54
  Other non-interest income to
    average assets (3) ........................        0.37      0.36               0.33       0.41
  Other non-interest expense to
    average assets (3) ........................        2.11      2.33               2.03       2.21
  Shareholders' equity to total assets                13.79     15.34              13.79      15.34
  Average shareholders' equity to
    average assets ............................       13.69     15.68              14.02      17.84
  Average interest-earning assets to
    average interest-bearing liabilities             114.36    116.52             114.54     120.05

ASSET QUALITY RATIOS:
  Non-accrual loans to gross
    loans receivable ..........................        0.03      0.10               0.03       0.10
  Non-performing assets to total
    assets (2) ................................        0.06      0.12               0.06       0.12
  Allowance for loan losses to
    gross loans ...............................        0.27      0.17               0.27       0.17
   Net charge-offs to average loans (3)                0.01      0.03               0.01       0.01

REGULATORY CAPITAL RATIOS (BANK ONLY):
  Tangible capital ratio ......................        9.46     10.16               9.46      10.16
  Core capital ratio ..........................        9.46     10.16               9.46      10.16
  Total risk-based capital ratio ..............       20.45     21.61              20.45      21.61

OTHER DATA:
  Number of deposit accounts ..................      64,733    62,952             64,733     62,952
  Number of real estate loans
    outstanding ...............................       7,187     6,753              7,187      6,753
  Number of real estate loans serviced
    (in portfolio and sold) ...................      10,261     9,917             10,261      9,917
  Loan originations (in thousands) ............     $34,948   $45,028           $193,990   $184,641
  Full-service customer facilities ............          20        19                 20         19




(1) Interest rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities. Net interest margin represents net interest income as a percentage of average interest-earning assets.

(2) Non-performing assets consist of non-accrual loans and foreclosed properties which consist of real estate acquired by foreclosure or deed-in-lieu thereof, real estate in judgment and loans which are deemed in-substance foreclosures.

(3) Ratios for the three months ended December 31, 1996 and 1995 are annualized.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF RECENT FINANCIAL
DATA

        COMPARISON OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AT AND FOR THE THREE MONTHS ENDED DECEMBER 31, 1996 AND 1995.

     Financial Condition. Total assets decreased $4.7 million, or 0.7%, to $724.1 million at December 31, 1996 compared to $728.8 million at September 30, 1996. The decrease was primarily due to a $15.4 million decrease in loans held-for-sale to $6.1 million at December 31, 1996, and a $2.7 million decrease in investment securities to $20.9 million at December 31, 1996. The decrease in loans held-for-sale during the three months ended December 31, 1996 was primarily the result of management's decision to sell $19.1 million of these loans at favorable prices, partially offset by loans originated for sale of $3.4 million. These decreases were partially offset by a $7.6 million increase in loans receivable to $516.3 million at December 31, 1996, a $1.6 million increase in cash to $10.9 million at December 31, 1996, and a $4.7 million increase in mortgage-related securities to $151.2 million at December 31, 1996.

     Deposits increased $4.1 million, or 1.1%, to $378.1 million at December 31, 1996 and Federal Home Loan Bank of Chicago ("FHLB-Chicago") advances decreased $8.8 million, or 3.5%, to $239.3 million at December 31, 1996. The decrease in FHLB-Chicago advances was funded primarily by the sale of loans held-for-sale.

     Shareholders' equity increased $2.1 million, or 2.1%, to $99.9 million at December 31, 1996 from $97.8 million at September 30, 1996. The increase in total equity was due to the combined effects of $1.3 million of net income, $215,000 for the amortization of unearned First Federal ESOP compensation, $184,000 for the amortization of unearned BIP compensation, a $753,000 increase in unrealized holding gains on securities available-for-sale, net of deferred income taxes, and payment of cash dividends of $451,000. The ratio of total equity to total assets was 13.79% and 13.42% at December 31, 1996 and September 30, 1996, respectively.

     Results of Operations. Net income for the three months ended December 31, 1996 decreased $3,000 to $1.3 million compared to the three months ended December 31, 1995. The decrease was due to the combined effects of a $740,000 increase in net interest income, a $587,000 increase in provision for loan losses, a $361,000 increase in non-interest income, a $320,000 increase in non-interest expense and a $197,000 increase in income taxes. For the three months ended December 31, 1996 and 1995, the annualized returns on average assets were 0.74% and 0.89%, respectively, while the annualized returns on average equity were 5.41% and 5.69%, respectively.

     Net interest income increased $740,000, or 15.1%, to $5.7 million for the three months ended December 31, 1996 compared to $4.9 million for the three months ended December 31, 1995. The increase in net interest income was primarily due to an increase in total average interest-earning assets. Total average interest-earning assets increased by $122.0 million to $700.0 million for the three months ended December 31, 1996 compared to $578.0 million for the three months ended December 31, 1995. The increase in total average interest-earning assets was primarily the result of First Federal's strategy to leverage its capital base by using the proceeds from additional FHLB-Chicago advances to originate and purchase additional loans and mortgage-related securities. The effects of the increase in average interest-earning assets during the three months ended December 31, 1996 was partially offset by a modest decrease in First Federal's interest rate spread. The annualized interest rate spread decreased to 2.60% for the three months ended December 31, 1996 from 2.67% for the three months ended December 31, 1995.

     During the three months ended December 31, 1996, First Federal charged $598,000 to earnings as a provision for loan losses, compared to $11,000 for the three months ended December 31, 1995. The increased provision for loan losses in 1996 related primarily to one loan to finance the development of a condominium project in Minnesota, which had a carrying value of $5.5 million at December 31, 1996. At December 31, 1996, First Federal considered this loan to be impaired, as defined under Statement of Financial Accounting Standards ("SFAS") No. 114, "Accounting by Creditors for Impairment of a Loan," primarily as a result of deterioration in the financial condition of the borrower and management's concerns regarding the borrower's ability to comply with the present loan repayment terms. (However, this loan was not classified as nonaccrual at December 31, 1996 primarily because the loan was not more than 90 days past due). Therefore, $598,000 was added to First Federal's allowance for loan losses in order to cover the difference between the carrying value of this loan and the estimated fair value of its collateral and to maintain First Federal's desired allowance for loan loss percentages for each component of First Federal's asset classification categories. At December 31, 1996, First Federal applied the estimated loan loss percentages to the loan balances in the asset classification categories, in addition to the allowance estimated to be necessary for the one impaired loan, to arrive at $1.4 million as the appropriate level of the allowance for loan losses. Therefore, a provision of $598,000 was necessary in order to bring First Federal's overall allowances to the appropriate level.

     Non-interest income, including gains and losses on the sale of loans, mortgage-related securities and investment securities, increased $361,000 to $1.0 million compared to $679,000 for the three months ended December 31, 1995. The change in non-interest income was primarily attributable to the effect of changes in interest rates on mortgage loans held-for-sale. Loans held-for-sale and commitments to make future loans are recorded at the lower of aggregate cost or market value. Unrealized gains and losses to adjust the carrying value of loans held-for-sale to the lower of their cost or market value and realized gains and losses on the sales of these loans are reported as net gain or loss on loans held-for-sale. For the three months ended December 31, 1996 and 1995, First Federal reported gains of $369,000 and $107,000, respectively, on the loans held-for-sale portfolio. These portfolios tend to perform well in stable or decreasing interest rate environments, such as that experienced during both of these periods. The increase in the gains on the loans held-for-sale portfolio was primarily due to an increase in the average balances of loans held-for-sale. The average balances increased by $9.0 million to $13.5 million for the three months ended December 31, 1996 compared to $4.5 million for the three months ended December 31, 1995.

     Non-interest expense increased $320,000 to $3.8 million for the three months ended December 31, 1996 compared to $3.5 million for the three months ended December 31, 1995. The increase was primarily attributable to a $368,000 increase in compensation and other employee benefits to $2.2 million for the three months ended December 31, 1996 compared to $1.8 million for the three months ended December 31, 1995. The increase in compensation and other employee benefits for the three months ended December 31, 1996 was due primarily to normal salary increases and additional retirement plan expenses associated with the First Federal Bank of Eau Claire, F.S.B. Employee Stock Ownership Plan ("First Federal ESOP") and the First Federal Bank of Eau Claire, F.S.B. Deferred Compensation Plan (the "Deferred Compensation Plan").

     Income taxes increased $197,000 to $920,000 for the three months ended December 31, 1996 from $723,000 for the three months ended December 31, 1995. This increase was primarily due to an increase in income before income taxes along with an increase in the effective income tax rate. The effective income tax rates for the three months ended December 31, 1996 and 1995 were 40.6% and 34.9%, respectively. The increase in the effective income tax rates was due primarily to additional tax expense recorded during the three months ended December 31, 1996 in connection with the First Federal ESOP.

     COMPARISON OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS AT AND FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995.

     Financial Condition. Total assets increased $102.5 million, or 16.5%, to $724.1 million at December 31, 1996 compared to $621.6 million at December 31, 1995. The increase was primarily due to a $59.0 million increase in loans receivable to $516.3 million at December 31, 1996, a $2.8 million increase in loans held-for-sale to $6.1 million at December 31, 1996, a $1.2 million increase in cash to $10.9 million at December 31, 1996, a $35.0 million increase in mortgage-related securities to $151.2 million at December 31, 1996 and a $2.2 million increase in investment securities to $20.9 million at December 31, 1996. The increase in First Federal's total assets was primarily the result of First Federal's leveraging strategy whereby proceeds from additional FHLB-Chicago advances were used to originate and purchase additional loans and mortgage-related securities.

     Deposits increased $9.6 million, or 2.6%, to $378.1 million at December 31, 1996 and FHLB-Chicago advances increased $88.3 million, or 58.5%, to $239.3 million at December 31, 1996. The increase in FHLB-Chicago advances was primarily the result of First Federal's strategy to leverage its capital base by using the proceeds from additional FHLB-Chicago advances to originate and purchase additional loans and mortgage-related securities.

     Shareholders' equity increased $4.5 million, or 4.7%, to $99.9 million at December 31, 1996 from $95.4 million at December 31, 1995. The increase in total equity was due to the combined effects of $4.6 million of net income, $1.2 million for the amortization of unearned First Federal ESOP compensation and $931,000 for the amortization of unearned BIP compensation, a $516,000 decrease in net unrealized holding gains on securities available-for-sale, net of deferred income taxes, and payment of cash dividends of $1.7 million. The ratio of total equity to total assets was 13.79% and 15.34% at December 31, 1996 and December 31, 1995, respectively.

     Results of Operations. Net income for the year ended December 31, 1996 decreased $1.3 million to $4.6 million compared to $5.9 million for the year ended December 31, 1995. The decrease was due to the combined effects of a $3.1 million increase in net interest income, a $645,000 increase in provision for loan losses, a $814,000 decrease in non-interest income, a $4.2 million increase in non-interest expense (including a $2.0 million federal insurance special assessment) and a $1.1 million decrease in income taxes. For the years ended December 31, 1996 and 1995, the returns on average assets were 0.66% and 1.10%, respectively, while the returns on average equity were 4.72% and 6.17%, respectively.

     Net interest income increased $3.1 million, or 17.1%, to $21.5 million for the year ended December 31, 1996 compared to $18.4 million for the year ended December 31, 1995. The increase in net interest income was primarily due to an increase in total average interest-earning assets.
Total average interest-earning assets increased by $148.9 million to $668.8 million for the year ended December 31, 1996 compared to $519.9 million for the year ended December 31, 1995. The increase in total average interest-earning assets was primarily the result of First
Federal's strategy to leverage its capital base by using the proceeds from additional FHLB-Chicago advances to originate and purchase additional loans and mortgage-related securities. The effects of the increase in average interest-earning assets during the year ended
December 31, 1996 was partially offset by a modest decrease in First
Federal's interest rate spread. The interest rate spread decreased to 2.58% for the year ended December 31, 1996 from 2.70% for the year ended December 31, 1995.

     During the year ended December 31, 1996, First Federal charged $729,000 to earnings as a provision for loan losses, compared to $84,000 for the year ended December 31, 1995. The increased provision for loan losses in 1996 related primarily to one loan to finance the development of a condominium project in Minnesota, which had a carrying value of $5.5 million at December 31, 1996. At December 31, 1996, First Federal considered this loan to be impaired, as defined under SFAS No. 114, primarily as a result of the deterioration in the financial condition of the borrower and management's concerns regarding the borrower's ability to comply with the present loan repayment terms. (However, this loan was not classified as nonaccrual at December 31, 1996 primarily because the loan was not more than 90 days past due). Therefore, $729,000 was added to First Federal's allowance for loan losses in order to cover the difference between the carrying value of this loan and the estimated fair value of its collateral and to maintain First Federal's desired allowance for loan loss percentages for each component of First Federal's asset classification categories. At December 31, 1996, First Federal applied the estimated loan loss percentages to the loan balances in the asset classification categories, in addition to the allowance estimated to be necessary for the one impaired loan, to arrive at $1.4 million as the appropriate level of the allowance for loan losses. Therefore, a provision of $729,000 was necessary in order to bring First Federal's overall allowances to the appropriate level.

     Non-interest income, including gains and losses on the sale of loans, mortgage-related securities and investment securities, decreased $814,000 to $2.4 million for the year ended December 31, 1996 compared to $3.2 million for the year ended December 31, 1995. The change in non-interest income was primarily attributable to the effect of changes in interest rates on mortgage loans held-for-sale and mortgage-related securities available-for-sale. Loans held-for-sale and commitments to make future loans are recorded at the lower of aggregate cost or market value. Unrealized gains and losses to adjust the carrying value of loans held-for-sale to the lower of their cost or market value and realized gains and losses on the sales of these loans are reported as net gain or loss on loans held-for-sale. Mortgage-related securities available-for-sale are recorded at fair value with unrealized gains and losses credited or charged directly to equity net of deferred taxes. Realized gains and losses on the sale of these securities are reported as net gain or loss on mortgage-related securities. For the years ended December 31, 1996 and 1995, First Federal reported gains of $57,000 and $942,000, respectively, on the loans held-for-sale portfolio and sales of mortgage-related securities. These portfolios tend to perform well in stable or decreasing interest rate environments, such as that experienced during these periods. For the year ended December 31, 1996, First Federal recognized gains of $57,000 on loans held-for-sale. These modest gains occurred as interest rates remained on average relatively stable during 1996.

     Non-interest expense increased by $4.2 million to $16.1 million for the year ended December 31, 1996 compared to $11.9 million for the year ended December 31, 1995. The increase was primarily attributable to: (i)Ea $2.0 million special assessment during the year ended December 31, 1996 to recapitalize the Savings Association Insurance Fund ("SAIF"); and (ii) a $1.4 million increase in compensation and other employee benefits to $7.7 million for the year ended December 31, 1996 compared to $6.3 million for the year ended December 31, 1995. The $2.0 million federal insurance special assessment was the result of legislation enacted effective September 30, 1996 that required SAIF member banks to pay a federal insurance special assessment of 65.7 cents per $100 of SAIF-assessable deposits as of March 31, 1995. The increase in compensation and other employee benefits for the year ended December 31, 1996 was due primarily to normal salary increases, additional retirement plan expenses associated with the First Federal ESOP and the Deferred Compensation Plan and additional salary and employee benefit expense required to operate the offices acquired in the branch acquisitions consummated in July 1995.

     Income taxes decreased $1.1 million to $2.5 million for the year ended December 31, 1996 from $3.6 million for the year ended December 31, 1995. This decrease was primarily due to a decrease in income before income taxes along with a decrease in the effective income tax rate. The effective income tax rates for the years ended December 31, 1996 and 1995 were 35.0% and 37.8%, respectively. The decrease in the effective income tax rates was due primarily to a greater portion of interest income not being subject to state income taxes.

                                  INTRODUCTION


     GENERAL

     This Proxy Statement is being furnished to the holders of common stock, par value $0.01 per share ("First Federal Common Stock"), of First Federal Bancshares of Eau Claire, Inc., a Wisconsin corporation ("First Federal"), in connection with the solicitation of proxies by the Board of Directors of First Federal (the "First Federal Board") for use at the Special
Meeting of Shareholders of First Federal to be held on Thursday, March 27, 1997, at 10:00 a.m., Wisconsin time, at the Holiday Inn Campus Area, 2703 Craig Road, Eau Claire, Wisconsin 54701, and at any adjournments or postponements thereof (the "Special Meeting").


     At the Special Meeting, holders of record of First Federal Common Stock as of the close of business on January 20, 1997 (the "Voting Record Date") will consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of September 16, 1996, as amended on December 23, 1996 (as so amended, the "Agreement"), by and among First Federal, Mutual Savings Bank, a mutual savings bank organized under the laws of the State of Wisconsin ("Mutual"), and First Federal Merger Corporation, a Wisconsin corporation and wholly-owned subsidiary of Mutual ("Merger Corp."), pursuant to which First Federal will be acquired by Mutual through the merger of Merger Corp. with and into First Federal (the "Merger"), with First Federal temporarily becoming a direct, wholly-owned subsidiary of Mutual. It currently is anticipated that immediately following the Merger, First Federal will be liquidated into Mutual and First Federal Bank will be merged with and into Mutual. First Federal Bank's offices will be operated thereafter under Mutual's name.

     Pursuant to the terms of the Agreement, each outstanding share of First Federal Common Stock will be converted into the right to receive $18.85 in cash (the "Merger Per Share Consideration"), subject to a $0.05 per share upward price adjustment for each calendar month or portion of a month beyond March 31, 1997 for which consummation of the Merger is delayed, provided that such delay is not due to a breach of any representation, warranty or covenant by, or is otherwise attributable to, First Federal; provided that shares of First Federal Common Stock owned by Mutual and any of Mutual's affiliates (including Merger Corp.), and the 48,560 shares of First Federal Common Stock held in the trust established under the First Federal Bank of Eau Claire, F.S.B. Incentive Plan and Trust Agreement which have not been awarded to participants, will be canceled in the Merger without
consideration.   The First Federal Board has unanimously approved the
terms of the Agreement and recommends that shareholders of First Federal vote FOR the approval and adoption of the Agreement.


     PARTIES TO THE MERGER

     First Federal was incorporated on March 3, 1994 for the purpose of becoming the holding company for First Federal Bank of Eau Claire,
F.S.B. ("First Federal Bank") upon First Federal Bank's conversion from a federally-chartered mutual savings bank to a federally-chartered stock savings bank (the "Conversion"). The Conversion was consummated on October 6, 1994. At September 30, 1996, First Federal had total assets of $728.8
million, total deposits of $374.0 million and   shareholders' equity of $97.8
million.  First Federal has not engaged in any  significant activity other than
holding the stock of First Federal Bank.   First Federal Bank is regulated by
the Office of Thrift Supervision ("OTS") and its deposits are insured up to applicable limits under the SAIF of the Federal Deposit Insurance Corporation ("FDIC"). First Federal Bank's principal business consists of attracting funds in the form of deposits and other borrowings and originating mortgage loans principally to finance the purchase and/or construction of residential dwellings and originating various types of consumer loans. First Federal also invests in securities issued by the United States Government and its agencies and in other securities such as mortgage-backed and related securities. At September 30, 1996, First Federal operated 19 full-service banking offices in west central Wisconsin and one in eastern Minnesota. The principal executive offices of First Federal are located at 319 East Grand Avenue, Eau Claire, Wisconsin 54701, and its telephone number is (715) 833-7700.

     Mutual, a mutual savings bank organized under the laws of the State of Wisconsin, was founded in 1892. At September 30, 1996, Mutual had total assets of $1.2 billion, total deposits of $1.0 billion and retained earnings of $147.8 million. Mutual is regulated by the FDIC and the Division of Savings Institutions of the Wisconsin Department of Financial Institutions (the "Wisconsin Division") and its deposits are insured up to applicable limits by the SAIF. Mutual's principal business consists of attracting funds in the form of deposits and other borrowings and originating mortgage loans principally to finance the purchase and/or construction of residential dwellings and originating various types of commercial and consumer loans. Mutual also invests in securities issued by the United States Government and its agencies and in other securities such as mortgage-backed and related securities. At September 30, 1996, Mutual operated 33 banking offices and one loan production office in Wisconsin. The principal executive offices of Mutual are located at 4949 West Brown Deer Road, Milwaukee, Wisconsin 53223, and its telephone number is (414) 354-1500.

     Merger Corp. is a wholly-owned subsidiary of Mutual which was formed specifically for the purpose of merging with and into First Federal in connection with the transactions contemplated by the Agreement. Pursuant to the terms of the Agreement, at the Effective Time, Merger Corp. will be merged with and into First Federal, with First Federal continuing as the surviving corporation and the separate corporate existence of Merger Corp. will cease.


                              THE SPECIAL MEETING

PLACE, TIME AND DATE

     The Special Meeting of Shareholders of First Federal will be held on Thursday, March 27, 1997, at 10:00 a.m., Wisconsin time at the Holiday Inn Campus Area, 2703 Craig Road, Eau Claire, Wisconsin 54701. This Proxy Statement is being sent to holders of shares of First Federal Common Stock and is accompanied by an appointment form of proxy ("Proxy") which is being solicited by the First Federal Board for use at the Special Meeting and any adjournments or postponements thereof.

PURPOSE

     The purpose of the Special Meeting is: (i) to consider and vote upon the approval and adoption of the Agreement described herein, pursuant to which (y) First Federal will be acquired by Mutual through the merger of Merger Corp. with and into First Federal, and (z) each outstanding share of First Federal Common Stock will be converted into the right to receive $18.85 in cash (subject to certain upward price adjustments as set forth in this Proxy Statement); and (ii) to act upon such other matters, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

RECORD DATE; SHARES ENTITLED TO VOTE

     The First Federal Board has fixed the close of business on January 20, 1997 as the Voting Record Date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Only those holders of First Federal Common Stock of record on the Voting Record Date will be entitled to notice of and to vote at the Special Meeting. Each share of First Federal Common Stock will be entitled to one vote on each matter presented for action at the Special Meeting. As of the Voting Record Date, 6,855,379 shares of First Federal Common Stock were issued and outstanding, and First Federal had no other class of securities issued and outstanding.


     FIRST FEDERAL SHAREHOLDERS SHOULD NOT SEND IN THEIR STOCK CERTIFICATES FOR FIRST FEDERAL COMMON STOCK UNTIL THEY RECEIVE FURTHER WRITTEN INSTRUCTIONS AND THE LETTER OF TRANSMITTAL. HOLDERS OF SHARES OF FIRST FEDERAL COMMON STOCK ARE URGED TO PROMPTLY NOTIFY FIRST FEDERAL OR FIRST FEDERAL'S TRANSFER AGENT OF LOST, STOLEN OR DESTROYED CERTIFICATES OR CERTIFICATES NOT PROPERLY REGISTERED IN ORDER TO BEGIN THE PROCESS OF ISSUANCE OF REPLACEMENT CERTIFICATES.

QUORUM; VOTES REQUIRED

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of First Federal Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. Abstentions are included in the determination of shares present and voting for purposes of whether a quorum exists, while broker non-votes are not included.

     The affirmative vote of the holders of a majority of the shares of First Federal Common Stock entitled to vote at the Special Meeting is required for approval and adoption of the Agreement. Abstentions and broker non-votes will have the same effect as votes cast against approval of the Agreement.

PROXIES

     Holders of shares of First Federal Common Stock may vote either in person or by properly executed Proxy. Shares of First Federal Common Stock represented by a properly executed Proxy received prior to or at the Special Meeting will, unless such Proxy is revoked, be voted in accordance with the instructions indicated on such Proxy. If no instructions are indicated on a properly executed Proxy, the shares covered thereby will be voted FOR approval and adoption of the Agreement. If any other matters are properly presented at the Special Meeting for consideration, including, among other things, a motion to adjourn the Special Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the Proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. As of the date hereof, First Federal knows of no such other matters.

     Any Proxy given pursuant to this solicitation or otherwise may be revoked by the person giving it at any time before it is voted by: (i) filing with the Secretary of First Federal written notice thereof (Jerome A. Reinecke, Corporate Secretary, First Federal Bancshares of Eau Claire, Inc., 319 East Grand Avenue, Eau Claire, Wisconsin 54701); (ii) submitting a duly-executed Proxy bearing a later date; or (iii) appearing at the Special Meeting and giving the Secretary notice of his or her intention to vote in person. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Special Meeting. Proxies solicited hereby may be exercised only at the Special Meeting and any adjournments or postponements thereof and will not be used for any other meeting.

     The cost of solicitation of proxies on behalf of the Board of Directors of First Federal will be borne by First Federal. First Federal has retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. D.F. King & Co., Inc. will be paid a fee of $5,000, plus reimbursement for out-of-pocket expenses. Proxies will be solicited principally by mail, but also may be solicited by personal interview, telephone, facsimile or other means of communication by directors, officers and other employees of First Federal. Such directors, officers and employees will receive no compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. First Federal also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of First Federal Common Stock held of record by the beneficial owners of such shares. First Federal will reimburse such holders for their reasonable out-of-pocket expenses.

RECOMMENDATION OF THE FIRST FEDERAL BOARD OF DIRECTORS REGARDING THE
MERGER

     The First Federal Board has unanimously approved the Agreement and recommends that shareholders of First Federal vote FOR adoption and approval of the Agreement and the transactions contemplated thereby. For the reasons described herein, the First Federal Board believes the Merger will provide significant value to all shareholders of First Federal. See "The Merger--Background of the Merger,"--Reasons for the Merger and Recommendation of the First Federal Board of Directors," and "--Opinion of First Federal Financial Advisor."

SECURITY OWNERSHIP OF MANAGEMENT AND MUTUAL

     As of the Voting Record Date, the directors and executive officers of First Federal beneficially owned 740,502 shares of First Federal Common Stock (or approximately 10.3% of the outstanding shares of First Federal Common Stock), and Mutual owned, indirectly through Merger Corp., 50,000 shares of First Federal Common Stock, or approximately 0.7% of all outstanding shares. As of the Voting Record Date, the directors and executive officers of Mutual and their affiliates did not own any shares of First Federal Common Stock. As of the Voting Record Date, the First Federal Board had the ability to vote 367,711 unallocated shares of First Federal Common Stock owned by the First Federal Bank of Eau Claire, F.S.B. Employee Stock Ownership Plan (the "First Federal ESOP") and the ability to vote the shares for which voting instructions from the First Federal ESOP participants are not received.

                                   THE MERGER


     The following information, insofar as it relates to matters contained in the Agreement by and among First Federal, Mutual and Merger Corp., is qualified in its entirety by reference to the Agreement which is incorporated herein by reference and attached hereto as Exhibit A. FIRST FEDERAL SHAREHOLDERS ARE URGED TO READ THE AGREEMENT IN ITS ENTIRETY.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF FIRST FEDERAL COMMON STOCK IS REQUIRED TO APPROVE THE AGREEMENT. UNLESS OTHERWISE SPECIFIED, THE SHARES OF FIRST FEDERAL COMMON STOCK REPRESENTED BY THE PROXIES SOLICITED HEREBY WILL BE VOTED IN FAVOR OF THE APPROVAL OF THE AGREEMENT. THE FIRST FEDERAL BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AGREEMENT.

GENERAL

     The Agreement provides that Mutual will acquire First Federal through a merger of Merger Corp. with and into First Federal. The Agreement provides, among other things, that as a result of the Merger, each outstanding share of First Federal Common Stock will be converted into the right to receive $18.85, subject to a $0.05 per share upward price adjustment for each calendar month or portion of a month beyond March 31, 1997 for which consummation of the Merger is delayed, provided that such delay is not due to a breach of any representation, warranty or covenant by, or is otherwise attributable to, First Federal; provided, however, that shares of First Federal Common Stock owned by Mutual and any of Mutual's affiliates (including Merger Corp.), and the 48,560 shares of First Federal Common Stock held in the trust established under the First Federal Bank of Eau Claire, F.S.B. Incentive Plan and Trust Agreement which have not been awarded to participants, will be canceled in the Merger without consideration.

     Upon consummation of the Merger, all shares of First Federal Common Stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and each holder of a certificate representing any shares of First Federal Common Stock will cease to have any rights with respect thereto, except the right to receive cash to be paid upon the surrender of such certificate, without interest, as described below.

BACKGROUND OF THE MERGER

     Following consummation of the Conversion in October 1994, First Federal focused on a business strategy intended to enhance earnings and shareholder value. This included an analysis of potential regional acquisitions, adoption of a strategy of attempting to profitably invest and leverage Conversion proceeds, franchise enhancement efforts (which led to the acquisition of a number of branch offices from First Bank Systems, Inc.) and implementation of share repurchase programs. While these efforts were partially successful, they did not achieve the return on equity, earnings performance, or lead to the increase in share price sought by the First Federal Board.

     In view of the limited success of these shareholder value enhancement efforts, on December 22, 1995, the First Federal Board retained Dain Bosworth as its financial advisor and authorized Dain Bosworth to explore various strategies to enhance shareholder value, including the potential sale of First Federal. In subsequent months, Dain Bosworth and the First Federal Board discussed various alternatives, including: (i) the merits of a potential "growth by acquisition" initiative by First Federal; (ii) a strategy of increased financial leverage, and attendant investment portfolio growth, to more fully utilize First Federal's ample equity capital base; (iii) continued stock repurchase programs; (iv) the initiation of significantly increased cash dividends or a large one-time special cash dividend; (v)the challenges and likelihood of success in continuing First Federal's transformation from a "traditional thrift" to a "community banking" philosophy; and (vi) the likely values which might be attained should the First
Federal Board elect to pursue the potential sale of First Federal.   After a
thorough review of the available alternatives to enhance shareholder value, the First Federal Board determined that the possible sale of First Federal was likely to be the alternative which would be in the best interest of First Federal and its shareholders. Based on this determination, the First Federal Board authorized Dain Bosworth to prepare a package of information about First Federal and to explore a possible sale by contacting, on a confidential basis and subject to the execution of confidentiality agreements, those entities that Dain Bosworth and the First Federal Board believed to be the most likely potential acquirors.

     During March 1996, Dain Bosworth contacted 19 prospective or potential acquirors, of which 17 expressed interest and agreed to execute confidentiality agreements as a condition of receiving an information packet on First Federal. Nine of the prospective or potential acquirors responded with initial expressions of interest at preliminary prices ranging from $14.25 to $19.75 per share. Following receipt of these expressions of interest, Dain Bosworth and the First Federal Board evaluated the various preliminary proposals and determined that the preliminary proposal received from one of the interested potential acquirors (the "Other Bidder") was initially the most attractive, primarily due to the fact that it offered the highest proposed purchase price and offered a combination of cash and stock consideration.

     Based on its evaluation, the First Federal Board in May 1996 authorized Dain Bosworth and Michael Best & Friedrich, First Federal's legal counsel (the "First Federal Counsel"), to meet with representatives of the Other Bidder to discuss the possible sale of First Federal. The First Federal Board also authorized the Other Bidder to conduct a full due diligence examination of First Federal's operations. The Other Bidder conducted its due diligence examination, which included a review of First Federal's books, records, facilities, and meetings with key employees of First Federal. Subsequent to completing its due diligence examination, the Other Bidder indicated that it intended to reduce the per share purchase price in its final offer below that proposed in its initial expression of interest. In addition, representatives of the Other Bidder advocated certain post-acquisition, cost-savings measures that in the opinion of the First Federal Board could have been detrimental to many of First Federal's employees and might substantially reduce levels of service in communities being served by First Federal. Despite the possibility of a reduced price and concerns over First Federal employees and service levels, discussions continued with the Other Bidder. The Other Bidder delivered a proposed purchase agreement to First Federal in early June 1996, offering a reduced per share purchase price of $18.25 per share from the $19.75 per share previously indicated in its expression of interest, and including a change in the form of consideration from a combination of stock and cash to all cash. The First Federal Board, Dain Bosworth and First Federal Counsel reviewed the Other Bidder's proposed agreement and responded with a revised document, seeking to address the First Federal Board's concerns regarding the reduced purchase price and other various issues. Discussions between the First Federal Board and the Other Bidder continued throughout June 1996, with relatively little progress being made on the major points of disagreement, including the proposed purchase price. After further discussions, the Other Bidder increased the proposed purchase price to $18.75 per share in cash; however, issues relating to First Federal employees and continued service in communities currently served by First Federal remained unresolved.

     While discussions with the Other Bidder continued, a representative of Mutual contacted the First Federal Board in mid-July 1996 and indicated that it would be interested in exploring an acquisition of First Federal. The First Federal Board advised Mutual that it was currently in discussions with another institution, but that First Federal was not restricted in its ability to consider other potential acquirors and would be willing to meet with representatives of Mutual. In late July 1996, Mutual provided an initial expression of interest to First Federal, indicating a proposed cash purchase price (Mutual can only offer cash consideration because it is a non-stock, mutually-owned organization), subject to a due diligence examination, in a range of $18.75 to $19.00 per share. Mutual further indicated that its acquisition of First Federal likely would not result in the termination of many First Federal employees or in the closing of First Federal offices. Based on Mutual's expression of interest, particularly due to a proposed purchase price range that would result in a purchase price equal to or better than the Other Bidder's proposed purchase price and without extensive First Federal employee terminations or office closings, the First Federal Board agreed to allow Mutual ten days in which to complete a due diligence examination of First Federal and submit a definitive offer.

     Mutual completed its due diligence review and on August 5, 1996, it proposed to the First Federal Board a purchase price of $18.85 per share in cash. The First Federal Board discussed Mutual's proposal and concluded that the combination of a slightly higher cash price per share ($18.85 per share from Mutual versus $18.75 per share from the Other Bidder), in addition to the potential to protect First Federal employees and maintain community and customer service in existing First Federal office locations, made the Mutual proposal more attractive than the Other Bidder proposal, particularly in light of the lack of progress in the negotiation of a number of significant issues presented by the Other Bidder's proposed agreement. Based on this evaluation, the First Federal Board authorized Dain Bosworth and First Federal Counsel to further negotiate with Mutual to determine whether an acceptable definitive agreement could be reached.

     The First Federal Board, Dain Bosworth and First Federal Counsel entered into discussions with Mutual and received a proposed purchase agreement from Mutual on August 8, 1996. Following a review and discussion of Mutual's proposed agreement, the First Federal Board decided to continue negotiations with Mutual based on its determination that Mutual's proposal offered the highest value for First Federal shareholders, greater opportunities and security for First Federal employees and greater community and customer service initiatives. First Federal and Mutual, through their representatives, continued negotiations on the remaining terms of the definitive agreement, the terms and conditions on each parties' business operations during the time between execution of the Agreement and the Effective Time (see "-- Conduct of Business Pending the Merger"), and the nature of the events that could result in the issuance of stock options to Mutual for the purchase of shares of First Federal Common Stock pursuant to the Stock Option Agreement (as defined and described in "--Stock Option Agreement").


     The First Federal Board convened on September 13, 1996 to review the negotiated proposed Agreement and the Stock Option Agreement. Prior to the meeting, copies of the proposed Agreement and the Stock Option Agreement were delivered for review by the First Federal Board. Following extensive discussions on the proposed Agreement and Stock Option Agreement and the related transactions thereto, the estimated range of values to First Federal shareholders if First Federal remained independent, other possible alternatives to the Merger (including the other indications of interest from other prospective or potential acquirors), the likelihood of continued employment for First Federal employees and continued service in communities currently served by First Federal, the fact that the transaction would be taxable to First Federal shareholders (noting that the transaction proposed by the Other Bidder also would have been taxable to the shareholders of First Federal), the operational, legal, and regulatory issues relating to Mutual's proposal, a presentation by Dain Bosworth regarding financial aspects of the proposed Merger, and receipt of an opinion from Dain Bosworth that the consideration to be received by the First Federal shareholders pursuant to the proposed Agreement would be fair from a financial point of view, the First Federal Board unanimously approved the Agreement and the Stock Option Agreement and authorized their execution and delivery. The Agreement and Stock Option Agreement were executed and delivered by the parties on September 16, 1996, and a joint press release was issued that day announcing the proposed Merger.

     Following execution of the Agreement, First Federal Common Stock continued to trade on the NASDAQ National Market System ("NASDAQ/NMS") at prices below the $18.85 price being offered in the Merger. This discounted trading price presented Mutual with an opportunity to realize certain cost savings by acquiring shares of First Federal Common Stock in the secondary market in advance of the Merger. Accordingly, Mutual obtained regulatory approvals necessary to authorize Merger Corp. to purchase up to 10% of the outstanding shares of First Federal Common Stock in advance of the Merger in secondary market transactions executed through independent brokers at prevailing market prices. On December 26, 1996, Mutual issued a press release announcing Merger Corp.'s intention to implement such a pre-Merger stock purchase program. As of the Voting Record Date for the Special Meeting, Merger Corp. had acquired a total of 50,000 shares of First Federal Common Stock, or approximately 0.7% of all outstanding shares. Merger Corp. may purchase additional shares of First Federal Common Stock prior to the Merger if shares are available at attractive prices, but in no event will Merger Corp. purchase in excess of 10% of the outstanding shares of First Federal Common Stock.

REASONS FOR THE MERGER AND RECOMMENDATION OF THE FIRST FEDERAL BOARD
OF DIRECTORS

     THE FIRST FEDERAL BOARD BELIEVES THAT THE MERGER IS FAIR TO, AND IN THE BEST INTERESTS OF, FIRST FEDERAL'S SHAREHOLDERS, AND RECOMMENDS THAT THE SHAREHOLDERS OF FIRST FEDERAL VOTE IN PERSON OR BY PROXY AT THE SPECIAL MEETING FOR THE APPROVAL OF THE AGREEMENT. The First Federal Board believes that the Merger will provide significant value to all First Federal shareholders.

     In reaching its unanimous determination to approve the Agreement, the First Federal Board considered a number of factors, both from a short term and longer term perspective, including, among others:

     (a) the presentation by Dain Bosworth, First Federal's financial advisor, indicating that the price offered by Mutual in the Merger compares favorably with the other transactions reviewed by Dain Bosworth, and the opinion of Dain Bosworth that, as of September 13, 1996 and confirmed on February 17, 1997, the Merger Per Share Consideration of $18.85 in cash per share was fair, from a financial point of view, to the shareholders of First Federal (see "--Opinion of First Federal Financial Advisor");

     (b) the belief of the First Federal Board that Mutual's proposal was from a price standpoint more favorable to First Federal shareholders than any other potential merger proposal based on discussions with other potential merger partners and on the views of Dain Bosworth (see "--Background of the Merger");

     (c) the relationship of the Merger Per Share Consideration to the range of possible values to shareholders of First Federal potentially obtainable through a strategy of independence, with due consideration given to the timing and likelihood of actually receiving such values (see "--Opinion of First Federal Financial Advisor");

     (d) the other possible alternatives to the Merger available to First Federal to enhance shareholder value and First Federal's limited success in pursuing such alternatives (see "--Background of the Merger" and "--Opinion of First Federal Financial Advisor");

     (e) the consideration to be received by First Federal shareholders in the Merger in relation to the current and historical market values of First Federal Common Stock preceding the announcement of the Merger, including the fact that the $18.85 per share purchase price represented a 23.1% premium to the closing price of $15.31 per share of First Federal Common Stock on the last full trading day prior to the public announcement of the execution of the Agreement (see "Market Prices and Dividend Information");

     (f) the current and prospective economic environment and the competition from larger institutions that First Federal likely would encounter were it to remain an independent company;

     (g) the assessment that the Merger with Mutual would be likely to provide First Federal's employees attractive employment opportunities and security, particularly in light of other proposals received (see "--Background of the Merger");

     (h) the assessment that First Federal would better serve the convenience and needs of its customers and the communities that it serves through affiliation with a larger institution, such as Mutual, which evidenced a desire to retain existing First Federal offices and also to thereby afford access to Mutual's financial and managerial resources and the ability to offer an expanded range of potential products and services;

     (i) the financial resources of Mutual and the likelihood of receiving the requisite regulatory approvals in a timely manner;

     (j) the fact that the Merger would be a taxable transaction for First Federal's shareholders (see "--Certain Federal Income Tax Consequences");

     (k) the interests of directors and executive officers of First Federal and First Federal Bank in the Merger (see "--Interests of Certain Persons In the Merger"); and

     (l) the assessment that Mutual has the financial capability to acquire First Federal for the total amount of cash consideration to be paid.

     In reaching its determination to recommend approval of the Agreement, the First Federal Board did not assign any relative or specific weights to the foregoing factors, and individual directors may have given different weights to different factors.

OPINION OF FIRST FEDERAL FINANCIAL ADVISOR

     First Federal retained Dain Bosworth on December 22, 1995 to act as its financial advisor in connection with a possible sale or merger of First Federal, and to provide an opinion to the First Federal Board as to the fairness, from a financial point of view, of the consideration to be received by shareholders of First Federal in connection with any such sale or merger. While Dain Bosworth acted as First Federal's financial advisor, provided certain analysis to the First Federal Board and assisted First Federal in the negotiations between First Federal and Mutual, Dain Bosworth was not requested to and did not make any recommendation to the First Federal Board as to the form or amount of consideration in connection with the Merger. See "--Background of the Merger."

     Dain Bosworth rendered an oral opinion to the First Federal Board, subsequently confirmed in writing, that, as of September 13, 1996 and updated as of February 17, 1997, the consideration to be received in the Merger by the holders of First Federal Common Stock is fair to such shareholders from a financial point of view. A copy of the updated opinion of Dain Bosworth is attached as Exhibit B to this Proxy Statement.

     There were no limitations imposed by First Federal on the scope of Dain Bosworth's investigation, and Dain Bosworth solicited proposals from parties other than Mutual regarding a potential sale or merger of First Federal with such parties. Dain Bosworth's opinion did not address First Federal's underlying business decision to proceed with the Merger. As set forth in its opinion, Dain Bosworth relied on, and did not independently verify, the accuracy and completeness of the financial and other information furnished to it by First Federal. Dain Bosworth did not make an independent evaluation or appraisal of the assets and liabilities of First Federal or Mutual, and did not express any opinion regarding the liquidation value or regulatory compliance of either entity. First Federal shareholders are urged to read Dain Bosworth's opinion in its entirety for a summary description of the procedures followed, the factors considered and the assumptions made by Dain Bosworth in rendering its opinion.

     In connection with its opinion, Dain Bosworth, among other things: (i) reviewed the Agreement and related documents; (ii) visited the executive offices of First Federal; (iii) held discussions with the First Federal Board regarding the business, operations and prospects of First Federal and the reasons for completing the Merger; (iv)Ereviewed certain business and financial information on First Federal, including financial forecasts that had been prepared and provided by the management of First Federal; (v) made further inquiries regarding the financial forecasts for First Federal on a stand-alone basis; (vi) reviewed certain business and financial information regarding Mutual;
(vii)Ereviewed certain publicly available documents filed by First Federal with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (viii) compared certain financial statistics of First Federal with statistics for other publicly traded companies deemed comparable; (ix) reviewed price and trading data of the First Federal Common Stock; and (x) to the extent publicly available, compared the financial terms of the Merger with those of other transactions deemed comparable. Dain Bosworth used the foregoing information to further its understanding of First Federal and the market for the First Federal Common Stock.

     In conducting the review and in performing the analyses described below, Dain Bosworth did not attribute any particular weight to any information or analysis considered by it, but rather made qualitative judgments as to the significance and relevance of each factor and analysis. Accordingly, Dain Bosworth believes that the information reviewed and the analyses conducted must be considered as a whole and that considering any portion of such information or analysis, without considering all of such information and analyses, could create a misleading or incomplete view of the process underlying its opinion.

     In delivering its oral opinion to the First Federal Board on September 13, 1996, Dain Bosworth prepared and delivered to the First Federal Board and the First Federal Counsel certain written materials containing a summary of various analyses and information that Dain Bosworth considered to be material to its opinion. The following is a summary of certain of these materials.

     Analysis of Selected Publicly Traded Companies. Dain Bosworth compared First Federal's financial information and recent prices of First Federal Common Stock to similar information for selected publicly traded Midwestern thrifts, including: FCB Financial Corp., First Northern Capital Corporation, OSB Financial Corp., Security Capital Corporation, FSF Financial Corp. and HMN Financial, Inc. (the "Comparable Companies"). The Comparable Companies were selected because they were Wisconsin- or Minnesota-based thrift holding companies with total assets of $200 million or more and a ratio of tangible shareholders' equity to assets of greater than 10.0% as of the last publicly reported date.

     Dain Bosworth calculated valuation ratios based on published stock prices for each of the Comparable Companies. The valuation ratios were based upon several variables, including earnings for the latest twelve months ("LTM"), earnings per share ("EPS") estimated for the current and next fiscal years, book value and tangible book value. The estimates of EPS for the Comparable Companies and First Federal were based upon consensus earnings estimates obtained from an independent reporting system that monitors estimates prepared by research analysts from various investment firms.

     Dain Bosworth compared the historical performance and expectations for the Comparable Companies with the performance and management's expectations for future profitability of First Federal. Based upon this comparison, Dain Bosworth determined that the median valuation ratios for the Comparable Companies were the appropriate benchmarks against which the value of First Federal Common Stock should be measured; accordingly, Dain Bosworth computed the same valuation ratios for First Federal Common Stock based on (i) the closing price for First Federal Common Stock on September 11, 1996, three trading days prior to the announcement of the Merger, and (ii) the Merger Per Share Consideration, and compared such ratios to the median valuation ratios for the Comparable Companies. The following table lists the results of this analysis:





                                                                         MULTIPLE FOR FIRST FEDERAL
                                                                         COMMON STOCK BASED UPON

                                                             MEDIAN FOR  CLOSING PRICE     MERGER
                                                             COMPARABLE  ON SEPT. 11,     PER SHARE
                                                             COMPANIES      1996        CONSIDERATION
                                                             ----------  -------------  -------------
Valuation Variable:
  Price/book value                                             0.90x        1.05x          1.33x
  Price/tangible book value                                    0.90         1.10           1.38
  Price/LTM EPS                                                17.4         17.4           21.9
  Price/current fiscal year EPS estimate                       15.2         16.3           20.5
  Price/next fiscal year EPS estimate                          13.5         12.5           15.7


     Analysis of Selected Merger and Acquisition Transactions. Dain Bosworth reviewed and summarized the terms of relevant merger and acquisition transactions, including 19 acquisitions of Midwestern thrifts with tangible equity in excess of 10.0% of total assets. Dain Bosworth concentrated on transactions that were announced after January 1, 1995 and those for which relevant financial data was available.

     For purposes of evaluating the Merger, valuation multiples were calculated for each of the acquisitions based upon several variables, including book value, tangible book value, LTM earnings per share and the ratio of the premium paid to tangible equity over core deposits. These valuation multiples were then compared to the valuation multiples implied in the Merger. The following table lists the results of Dain Bosworth's analysis of selected merger and acquisition transactions:


                                                  VALUATION RATIOS
                               ---------------------------------------------------
                               PRICE TO       PRICE TO         PRICE TO    PREMIUM
                               TO BOOK        TANGIBLE           LTM       TO CORE
                                VALUE           BOOK             EPS      DEPOSITS
                               --------       --------         --------   --------
Acquisitions (median) .......   1.24x           1.24x           27.9x         6.1%
Implied in the Merger .......   1.33            1.38            21.9         10.1


     Dain Bosworth also analyzed the price to tangible book value multiples implied in the acquisitions as adjusted for varying levels of capitalization. Under the assumption that acquirors will not pay a premium on capital deemed to be in excess of an assumed optimal capital level, Dain Bosworth attributed the entire premium paid in each acquisition to an estimated "base equity" of seven percent of assets. The median implied multiple for price to "base equity" for the comparable acquisitions was 1.54, while the comparable valuation multiple implied in the Merger was 1.76.

     In addition to the valuation analyses described above, Dain Bosworth performed an analysis of the premiums paid to prevailing market prices in the comparable acquisitions. These premiums were then compared to the premiums implied in the Merger, as calculated on September 12, 1996. The following table lists the results of Dain Bosworth's analysis of premiums paid:

                                         PREMIUM PAID TO PRICE
                               ----------------------------------------
                               THREE MONTHS    ONE MONTH      ONE DAY
                                 PRIOR TO      PRIOR TO      PRIOR TO
                               ANNOUNCEMENT  ANNOUNCEMENT  ANNOUNCEMENT
                               ------------  ------------  ------------
Acquisitions (median) .......      31%           27%           18%
Implied in the Merger .......      26            26            26

     Discounted Cash Flow Analysis. Dain Bosworth performed a discounted cash flow analysis using financial projections through the year 2000 that had been prepared and provided by management of First Federal. Dain Bosworth calculated ranges of present values for First Federal Common Stock using discount rates ranging from 13.0% to 19.0%. These discount rates were applied to projected dividends and terminal values over various assumed holding periods. The terminal values were estimated by using multiples ranging from (i) 0.80 to 1.20 times book value estimated at the end of each year, and (ii) 8.0 to 12.0 times estimated earnings for each year. This range of multiples for estimated earnings was based upon current multiples paid for thrifts which Dain Bosworth believed were being primarily valued in the marketplace on an earnings basis rather than on a book value basis.

     The computed ranges for the present value of First Federal Common Stock were (i) $9.78 to $17.92 per fully diluted share using terminal multiples based upon estimated book value, and (ii) $8.96 to $18.84 per fully diluted share using terminal multiples based upon estimated earnings.

     Dain Bosworth did not assign any particular weight to the individual analyses described above. Dain Bosworth's determination regarding the fairness of the Merger is not based on a mathematical model but rather upon the body of information obtained from such analyses and qualitative factors.

     For its services as financial advisor and for rendering its opinion to the First Federal Board in connection with the transaction contemplated by the Agreement, First Federal has paid Dain Bosworth $150,000 and also has agreed to pay Dain Bosworth an additional estimated $600,000 upon consummation of the Merger, based upon the implied value in the Merger. In addition, First Federal has agreed to reimburse Dain Bosworth for its reasonable out-of-pocket expenses and to indemnify Dain Bosworth against certain expenses and liabilities arising in connection with its engagement, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act.

     Dain Bosworth was selected by First Federal on the basis of its experience in valuing securities in connection with mergers and acquisitions, knowledge of First Federal, and expertise in transactions involving financial institutions. Dain Bosworth is a nationally recognized investment banking firm and is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. In the past, Dain Bosworth has provided investment banking services to First Federal and has received customary fees for the rendering of such services. Dain Bosworth has from time to time issued research reports and recommendations on First Federal Common Stock. In the course of its trading activities, Dain Bosworth may, from time to time, have a long or short position in, and buy and sell securities of, First Federal. Dain Bosworth also periodically publishes research reports regarding other financial institutions, including other thrifts based in the Midwest.

EFFECTIVE TIME OF THE MERGER

     As soon as practicable after the satisfaction or waiver of the conditions to the obligations of the parties to effect the Merger, the Effective Time will occur on the date and at the time the Articles of Merger are filed with the Wisconsin Division. See "--Conditions to Each Party's Obligations." It is currently anticipated that the Merger will be consummated on or before March 31, 1997. First Federal or Mutual may terminate the Agreement if the Merger is not consummated on or before August 31, 1997.

SURRENDER OF FIRST FEDERAL STOCK CERTIFICATES; PAYMENT OF MERGER CONSIDERATION

     Prior to the Effective Time, Mutual will deposit with Firstar Trust Company (the "Paying Agent") an amount of cash sufficient to pay the total amount of consideration to be paid in the Merger (the "Payment Fund"). Within three business days after the Effective Time, the Paying Agent will mail to each holder of shares of First Federal Common Stock a letter of transmittal and instructions for use in effecting the surrender of certificates representing shares of First Federal Common Stock (the "Certificates") in exchange for the Merger Per Share Consideration. FIRST FEDERAL SHAREHOLDERS SHOULD NOT SEND IN THEIR CERTIFICATE(S) UNTIL THEY RECEIVE THEIR LETTER OF TRANSMITTAL AND INSTRUCTIONS.

     Upon surrender to the Paying Agent of Certificate(s), together with a properly completed and duly executed letter of transmittal, the Paying Agent will promptly pay to the First Federal shareholder, in cash, the Merger Per Share Consideration multiplied by the number of shares of First Federal Common Stock represented by each surrendered Certificate. No interest will be paid or accrued on the amounts paid for such shares of First Federal Common Stock. If payment is to be made to any person other than the person named on the surrendered Certificate(s), such Certificate(s) so surrendered must be properly endorsed and otherwise in proper form for transfer, and such person requesting payment shall: (i) pay to the Paying Agent any transfer or other taxes required by reason of such payment to a person other than that named on the surrendered Certificate(s); (ii) authorize the Paying Agent to deduct such taxes from such payment; or (iii) establish to the satisfaction of the Paying Agent that such tax has been paid or is not applicable.

     Until so surrendered, each Certificate that before the Effective Time represented outstanding shares of First Federal Common Stock will be deemed to represent and evidence the right to receive the amount of cash into which the same may be exchanged for, and until so surrendered, no cash will be paid to the holder of such Certificate(s). After the Effective Time, there will be further transfers on the records of First Federal for Certificates and, if such Certificates are presented to First Federal for transfer, they will be canceled and exchanged for cash as described above.

FIRST FEDERAL STOCK OPTIONS

     Prior to consummation of the Merger, First Federal must have either: (i) taken all steps necessary to accelerate the exercisability of all outstanding options ("First Federal Stock Options") to purchase shares of First Federal Common Stock pursuant to the First Federal Bancshares of Eau Claire, Inc. 1995 Stock Option Plan (the "Stock Option Plan") and each holder of a First Federal Stock Option shall have voluntarily exercised all such options; or (ii) cashed out each holder of First Federal Stock Options without the exercise thereof and with written consent by such holder at a price per First Federal Stock Option equal to the difference between the Merger Per Share Consideration minus the exercise price of such option (the "Option Consideration"). As of the Effective Time, there will be no outstanding First Federal Stock Options.

REPRESENTATIONS AND WARRANTIES

     The Agreement contains various customary representations and warranties relating to, among other things: (a) each of First Federal's, First Federal Bank's, Mutual's and Merger Corp.'s organization and similar corporate matters;
(b) each of First Federal's and Merger Corp.'s capital structure; (c) authorization, execution, delivery, performance and enforceability of the Agreement and related matters; (d) conflicts under charters or bylaws, required consents or approvals and violations of any agreements, instruments or laws; (e) properties; (f) litigation; (g) documents filed by First Federal and First Federal Bank with the SEC, the OTS, the Federal Home Loan Bank of Chicago, the FDIC and other state securities or savings and loan authorities; (h) absence of events having a material adverse effect; (i) contractual rights and duties; (j) undisclosed liabilities; (k) insurance policies; (l) retirement and other employee plans and matters relating to the Employee Retirement Income Security Act of 1974, as amended; (m) compliance with law, including environmental law;
(n) brokers', finders', financial advisor's or other similar fees; (o) tax returns and audits; (p) government approvals; (q) no pending acquisitions concerning First Federal; (r) labor matters; (s) indebtedness; and (t) the accuracy of information supplied by each of First Federal and Mutual in connection with this Proxy Statement.

CONDITIONS TO EACH PARTY'S OBLIGATIONS

     Consummation of the Merger is subject to various conditions. While it is anticipated that all such conditions will be satisfied, there can be no assurance that all of such conditions will indeed be satisfied or (where permissible) waived.

     Conditions to Each Party's Obligations. The respective obligations of each party to effect the Merger are subject to the satisfaction or waiver as of the Effective Time of the following conditions: (i) the Agreement shall have been approved by vote of the holders of at least a majority of the outstanding shares of First Federal Common Stock; (ii) all necessary regulatory approvals, consents or waivers required to consummate the transactions contemplated by the Agreement shall have been obtained from the OTS, the FDIC and the Wisconsin Division, and all statutory waiting periods in respect thereof shall have expired; provided, however, that no approval, consent or waiver received shall have any condition which would, in the reasonable judgment of Mutual, be materially burdensome on Mutual's business or would so adversely impact the economic and business benefits of the Merger to Mutual so as to render inadvisable the consummation of the Merger; (iii) the absence of any suit, action or other proceeding seeking to restrain, enjoin or prohibit the transactions contemplated by the Agreement, and where in the reasonable judgment of First Federal or Mutual, such suit, action or other proceeding is likely to have a material adverse effect with respect to such party's interest; (iv) all covenants, agreements and other obligations under the Agreement shall have been performed or complied with in all material respects prior to or as of the Effective Time; and (v) duly executed replacement employment or severance agreements for the executive officers of First Federal Bank shall have been delivered to Mutual upon Mutual's direction.

     Conditions to the Obligation of First Federal. The obligation of First Federal to effect the Merger shall be subject to the satisfaction or waiver as of the Effective Time of the following additional conditions: (i) each of the representations and warranties made by Mutual and Merger Corp. in the Agreement shall be true and correct as of the Effective Time, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date); and (ii) receipt of an opinion from Dain Bosworth, dated on the date on which this Proxy Statement is first mailed to First Federal shareholders, that the consideration to be received by First Federal shareholders pursuant to the Merger is fair from a financial point of view.

     Conditions to the Obligation of Mutual. The obligation of Mutual to effect the Merger shall be subject to the satisfaction or waiver as of the Effective Time of the following conditions: (i) the representations and warranties made by First Federal in the Agreement shall be true and correct as of the Effective Time, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date) and except for those matters which in the aggregate do not have a material adverse effect on the business, operations, properties (including intangible properties), condition (financial or otherwise), assets, liabilities (including contingent liabilities) or prospects of First Federal and First Federal Bank taken as a whole; (ii) no conditions or facts shall have occurred or exist which individually or in the aggregate has a Quantified Material Adverse Effect (as defined below) upon First Federal and its subsidiaries taken as a whole; (iii) receipt by Mutual of "comfort letters" from First Federal's independent accountants with respect to facts concerning the financial condition of First Federal; (iv) continued listing of First Federal Common Stock on the NASDAQ/NMS up to the Effective Time; and (v) First Federal shall have prior to consummation of the Merger (a) accelerated the exercisability of, and each holder thereof shall have voluntarily exercised, all outstanding First Federal Stock Options, or (b) cashed out each holder of First Federal Stock Options by written consent from such holder and without the exercise thereof at a price equal to the Merger Per Share Consideration minus the exercise price.

     As used in the Agreement, the term "Quantified Material Adverse Effect" means any change or development (or a series of changes or developments) which individually or in the aggregate have a Material Adverse Effect on First Federal's business, operations, properties (including intangible properties), condition (financial or otherwise), assets, liabilities (including contingent liabilities) or prospects in an aggregate dollar amount, on an after-tax basis, of $1.0 million or more; provided such change(s) or development(s) result solely from a failure by First Federal to perform or fulfill any agreement or covenant made by First Federal in the Agreement or result from one or more of the representations and warranties made by First Federal in the Agreement becoming untrue based upon (i) any event occurring after September 16, 1996, or (ii) a discovery after September 16, 1996 relating to the untruth of such representations and warranties as of September 16, 1996, but in either case excluding therefrom the effects on First Federal and its subsidiaries arising from (y) general changes in market interest rates, any changes in law, generally accepted accounting principles, regulatory accounting principles, regulatory assessments or economic or other changes affecting depository institutions or their holding companies generally, or (z) the costs and expenses relating to the Agreement and the transactions contemplated thereby, except to the extent such costs and expenses exceed $700,000 in the aggregate (excluding the amount paid to Dain Bosworth).

     The fourth quarter provision to First Federal's loan loss reserve (see "Recent Financial Data--Management's Discussion and Analysis of Recent Financial Data--Comparison of Financial Condition and Results of Operations At and For the Three Months Ended December 31, 1996 and 1995--Results of Operations") resulted in after-tax costs to First Federal of approximately $300,000 which potentially could be counted toward the $1.0 million threshold contained in the definition of "Quantified Material Adverse Effect." There can be no assurance that, prior to closing, other matters will not develop or be discovered that potentially could constitute additional Material Adverse Effects and, in the aggregate, exceed $1.0 million thereby resulting in the occurrence of a Quantified Material Adverse Effect. In addition, there can be no assurance that if a Quantified Material Adverse Effect occurs, Mutual would waive this condition to its obligation to consummate the Merger.

REGULATORY APPROVALS

     As a state savings bank organized under the laws of the State of Wisconsin, Mutual is subject to regulation and supervision by the Wisconsin Division under Chapter 214 of the Wisconsin Statutes ("Chapter 214") and the regulations promulgated thereunder and by the FDIC under the Federal Deposit Insurance Act (the "FDI Act") and the regulations promulgated thereunder. As a savings and loan holding company, First Federal is subject to OTS regulation and supervision under the Home Owners' Loan Act of 1956, as amended (the "HOLA") and the regulations promulgated thereunder. First Federal Bank, a federally-chartered stock savings bank, also is subject to OTS regulation and supervision under HOLA and the regulations promulgated thereunder. The Merger and the subsequent related transactions are subject to the separate approvals of the Wisconsin Division, the OTS and the FDIC.

     Mutual filed an application with the Wisconsin Division on October 28, 1996 for approval under Chapter 214 of the acquisition of First Federal by, and the consolidation of First Federal and First Federal Bank with and into, Mutual. The Wisconsin Division approved the Agreement and the related transactions on January 13, 1997 and is expected to issue a Certificate of Absorption under Chapter 214 upon the consummation of the transactions contemplated thereby. The Wisconsin Division's approval did not impose any materially burdensome conditions on Mutual.

     Mutual filed an application with OTS on October 28, 1996 for the approval to acquire control of First Federal under HOLA. OTS approved such application under HOLA on January 30, 1997, and imposed no materially burdensome conditions on Mutual.

     Mutual filed an application with the FDIC under Section 18(c) of the FDI Act (also known as the "Bank Merger Act") on October 28, 1996 to merge First Federal and First Federal Bank into Mutual. The FDIC approved such application under the Bank Merger Act on January 31, 1997, and the 15-day waiting period required before consummation of the Merger expired on February 15, 1997. The FDIC's approval did not impose any materially burdensome conditions on Mutual.

CONDUCT OF BUSINESS PENDING THE MERGER

     Pursuant to the terms of the Agreement, First Federal has agreed that before the Effective Time, First Federal and its subsidiaries will: (i) carry on their business in the regular course and substantially in the same manner as previously conducted; (ii) manage, operate, maintain and repair all assets and properties in the normal business manner; (iii) use reasonable efforts to maintain all of its existing insurance policies in full force and effect, except as mutually agreed with Mutual; (iv) use their best efforts to preserve their business organizations intact, to retain the services of their present officers and other key employees and to preserve the goodwill of depositors, borrowers and other customers, suppliers, creditors and others with business relationships; (v) comply with all applicable laws, except for non-compliances which would not individually or in the aggregate have a Material Adverse Effect (as defined below) on First Federal and its subsidiaries taken as a whole; and (vi) timely and properly file all required federal, state, local and foreign tax returns, and pay or make provision for the payment of all taxes owed. For purposes of the Agreement, "Material Adverse Effect" means any change or effect that is or is reasonably likely to be materially adverse to First Federal's business operations, properties (including intangible properties), condition (financial or otherwise), assets, liabilities (including contingent liabilities) or prospects.

        Furthermore, the Agreement contains certain restrictions agreed to by First Federal that, before the Effective Time, First Federal and its subsidiaries will not: (i) do any act or omit to do any act, or permit any act or omission to act, which will cause a breach of any existing contracts, except where such breach would not have a Material Adverse Effect on First Federal and its subsidiaries taken as a whole; (ii) grant any increase, except within specified parameters, in the rate of pay of any of their employees, or institute or amend any employee benefit plan, except as contemplated by the Agreement, or enter into or modify any written employment arrangement with any person, or make any discretionary contributions to any of its existing benefit plans, except for contributions to the First Federal ESOP necessary for the First Federal ESOP to make scheduled installment payments required under the terms of its indebtedness, or make any allocation to the account of any employee benefit plan participant, other than in the normal course and in accordance with the terms of the relevant employee benefit plan or except as expressly contemplated by the Agreement; (iii) enter into any contract or commitment or engage in any transaction not in the usual and ordinary course of business and consistent with normal business practices, or purchase, lease, sell or dispose of any capital asset, except for capital assets which do not individually or in the aggregate exceed $50,000 or $150,000, respectively; (iv) create, incur, invest in or assume any indebtedness or investment securities not in the usual and ordinary course of business, or incur costs and expenses in connection with the transactions contemplated by the Agreement (excluding the financial advisory fee) which materially exceed $700,000 without prior written consent of Mutual; (v) amend its Articles of Incorporation, Charter or Bylaws, except as mutually agreed by First Federal and Mutual or as required by law; (vi) except in connection with the exercise of First Federal Stock Options, issue any additional shares of its capital stock, or issue or grant any stock options, warrants or rights to subscribe for or acquire any additional shares of its capital stock; (vii) declare or pay any dividend or make any capital or surplus distributions of any nature, except for its regular quarterly cash dividends not to exceed $0.07 per share for each outstanding share of First Federal Common Stock; (viii) directly or indirectly redeem, purchase or otherwise acquire, recapitalize or reclassify any of its capital stock or liquidate in whole or in part; (ix) make or institute any unusual or novel methods of lending, investing, purchasing, selling, leasing, managing, accounting or operating; or (x) extend any additional credit or modify the terms of any existing credit to certain borrowers without the prior approval of Mutual.

        In addition, First Federal has agreed that it will not, directly or indirectly, initiate, solicit or knowingly encourage (including by way of furnishing any information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal (as defined below), or negotiate with any person in furtherance of such inquiries or to obtain an Acquisition Proposal, or agree to endorse, or endorse, any Acquisition Proposal, or authorize or permit any of its officers, directors or employees or any investment banker, financial advisor, attorney, accountant or other representative retained by it to take any such action, and notify Mutual orally, and confirm in writing, subject to disclosure being consistent with the fiduciary duties of the First Federal Board, all relevant details relating to all inquiries and proposals which it may receive relating to any of such matters. However, the Agreement provides that this provision will not prohibit the First Federal Board from (a) taking any of the foregoing actions necessary to fulfill their fiduciary obligations if prior to furnishing information to any party, First Federal receives from such party an executed confidentiality agreement, or (b) complying with Rules 14d-2 and 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal. "Acquisition Proposal" means any of the following involving First Federal (other than the transactions contemplated under the Agreement): (a) any merger, consolidation, share exchange, business combination or other similar transaction; (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 10% or more of the assets of First Federal in a single transaction or series of related transactions; (c) any sale of 10% or more of the outstanding shares of capital stock of First Federal (or securities convertible or exchangeable into or otherwise evidencing, or an agreement or instrument evidencing, the right to acquire such capital stock); (d) any tender offer or exchange offer for 10% or more of the outstanding shares of capital stock of First Federal or the filing of a registration statement under the Securities Act in connection therewith;
(e) any solicitation of proxies in opposition to approval by First Federal's shareholders of the Merger; (f) the filing of an acquisition application (or the giving of acquisition notice) under HOLA; (g) any person shall have acquired beneficial ownership or the right to acquire beneficial ownership of, or any "group" (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations of the SEC promulgated thereunder) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 10% or more of the then outstanding shares of capital stock of First Federal, other than the acquisition by Merger Corp. of up to 10% of the outstanding shares of First Federal Common Stock pursuant to Merger Corp.'s pre-Merger stock purchase program (see "The Merger--Background of the Merger"); or (h) any public announcement of a proposal, plan or intention to do any of the foregoing.

AMENDMENT AND WAIVER

     Prior to the Effective Time of the Merger, the Agreement may be amended or any condition of the Agreement may be waived by the party whose favor the provision runs; provided, however, that after First Federal shareholder approval is obtained, no such amendment may (i) reduce the Merger Per Share Consideration, or (ii) otherwise materially adversely affect the rights of the First Federal shareholders.

TERMINATION

     The Agreement may be terminated and the Merger abandoned at any time before the Effective Time, whether before or after approval by the shareholders of First Federal: (a) by written agreement of First Federal and Mutual; (b) by either First Federal or Mutual if generally there has been a breach of any representation, warranty or agreement on the part of the other party set forth in the Agreement; (c) by either party if there is a suit, action or other proceeding pending or overtly threatened on the transactions contemplated by the Agreement and where, in the reasonable judgement of either party, such suit, action or other proceeding is likely to have a material adverse effect with respect to such party's interest; (d) by either party if the Agreement is not approved by a majority of the holders of First Federal Common Stock; (e) by either party if the requisite regulatory approvals are not obtained; (f) by First Federal or Mutual if certain conditions with respect to the other as described in "--Conditions to Each Party's Obligations" have not been fulfilled; and (g) by either First Federal or Mutual if the Merger is not consummated on or before August 31, 1997.

     In the event of a valid termination of the Agreement, the obligations of the parties to the Agreement will terminate, and there will be no liability on the part of either party to the Agreement, except that certain provisions will survive and remain in full force and effect, including: (i) liability for willful breach of the Agreement; (ii) confidentiality of information exchanged by the parties; and (iii) payment of certain expenses under various circumstances.

STOCK OPTION AGREEMENT

     The following is a summary of the material provisions of a Stock Option Agreement, dated September 16, 1996 (the "Stock Option Agreement"), entered into by and between First Federal and Mutual. This summary is qualified in its entirety by reference to the Stock Option Agreement, a copy of which is attached hereto as Exhibit C. Execution of the Stock Option Agreement was a condition to the Agreement. Pursuant to the Stock Option Agreement, First Federal granted to Mutual an option (the "Option") to purchase up to 1,364,220 shares of First Federal Common Stock (representing approximately 19.9% of the issued and outstanding shares of First Federal Common Stock) (the "Option Shares") at an exercise price of $15.75 per share (the "Exercise Price"), subject to the terms and conditions set forth therein.

     The Option is exercisable only upon the occurrence of a Triggering Event (as defined below) and an Exercise Event (as defined below). For purposes of the Stock Option Agreement, each of the following events is a "Triggering Event":

(a) First Federal or First Federal Bank, without having received Mutual's prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction (as defined below) with any person (the term "person" for purposes of the Stock Option Agreement having the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, and the rules and regulations thereunder) other than Mutual or any of its affiliates or the First Federal Board shall have recommended that the shareholders of First Federal approve or accept any Acquisition Transaction with any person other than Mutual or any of Mutual's affiliates. For purposes of the Stock Option Agreement, "Acquisition Transaction" means: (x) a merger, consolidation, share exchange, or any similar business combination transaction, involving First Federal or First Federal Bank; (y) a purchase, lease or other acquisition of 10% or more of the assets of First Federal or First Federal Bank; or (z) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 10% or more of the voting power of First Federal or First Federal Bank; provided that the term "Acquisition Transaction" does not include any internal merger or consolidation involving only First Federal and/or First Federal Bank;

(b) any person (other than Mutual or any of its affiliates) shall have acquired beneficial ownership or the right to acquire beneficial ownership of (the term "beneficial ownership" for purposes of the Stock Option Agreement having the meaning assigned thereto in Section 13(d) of the Exchange Act and the rules and regulations thereunder), or commenced a tender offer for, 10% or more of the outstanding shares of First Federal Common Stock;

(c)  any person other than Mutual or any of its affiliates shall have
     made a     bona fide proposal to First Federal or First Federal Bank, by public announcement or written communication that is or becomes the subject of public disclosure, to engage in an Acquisition Transaction;

(d) after a proposal is made by a third party to First Federal or First Federal Bank to engage in an Acquisition Transaction, First Federal shall have breached any covenant or obligation contained in the Agreement and such breach: (i) would entitle Mutual to terminate the Agreement; and (ii) shall not have been cured prior to the date Mutual sends written notice to First Federal of its intention to exercise the Option (the "Notice Date"); or

(e) any person other than Mutual or any of its affiliates, other than in connection with a transaction to which Mutual has given its prior written consent, shall have filed an application or notice with the OTS or the FDIC or other federal or state bank regulatory authority, which application or notice has been accepted for processing, for approval to engage in an Acquisition Transaction.

     For purposes of the Stock Option Agreement, each of the following events is an "Exercise Event":

     (a) any person (other than Mutual or any of its affiliates) shall have acquired beneficial ownership of 20% or more of then outstanding First Federal Common Stock; and

     (b) First Federal or First Federal Bank, without having received Mutual's prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction (as defined below) with any person other than Mutual or any of its affiliates or the First Federal Board shall have recommended that the shareholders of First Federal approve or accept any Acquisition Transaction with any person other than Mutual or any of its affiliates. As used in this paragraph only, "Acquisition Transaction" means: (x) a merger, consolidation, share exchange or any similar business combination transaction involving First Federal or First Federal Bank; (y) a purchase, lease or other acquisition of 10% or more of the assets of First Federal or First Federal Bank; or (z) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 20% or more of the voting power of First Federal or First Federal Bank; provided that the term "Acquisition Transaction" does not include any internal merger or consolidation involving only First Federal and/or First Federal Bank.

     The Option expires upon the occurrence of any of the following: (i) the Effective Time; (ii) termination of the Agreement in accordance with the terms thereof prior to the occurrence of a Triggering Event; (iii) twelve months after termination of the Agreement if such termination follows the occurrence of a Triggering Event, provided that if a Triggering Event continues or occurs beyond such termination, twelve months from the latest occurring Triggering Event (but no more than 18 months after such occurrence). Each of the foregoing are referred to as "Exercise Termination Events."

     In the event of any change in First Federal Common Stock by reason of a stock dividend, stock split, merger, recapitalization, combination, exchange of shares or similar transaction, or the sale of First Federal Common Stock or the grant of any option for the purchase of First Federal Common Stock to anyone other than Mutual, the type and number of shares of First Federal Common Stock subject to the Option, and the Exercise Price, will be adjusted so that the number of shares of First Federal Common Stock subject to the Option, together with shares previously purchased pursuant thereto, represents 19.9% of the First Federal Common Stock then issued and outstanding, without giving effect to shares subject to or issued pursuant to the Option.

     Mutual may elect to request that First Federal pay a "Termination Fee" to Mutual in lieu of exercising the Option at any time (i) after the occurrence of an Exercise Event and prior to an Exercise Termination Event, or (ii) prior to or 30 business days after (x) mutual receives official notice that an approval of the OTS, the FDIC or any other regulatory authority required for the purchase of the First Federal Common Stock pursuant to the exercise of the Option would not be issued or granted, or (y) the purchase of the First Federal Common Stock pursuant to the exercise of the Option has not occurred within 18 months of the Notice Date due to the failure to obtain any such required approval (the "Election Date"). The Termination Fee is equal to the excess, if any, of (i) the Applicable Price (as defined below) for each share of First Federal Common Stock over (ii) the Exercise Price, multiplied by the number of Option Shares with respect to which the Option has not been exercised or, where the Option has been exercised in whole or in part but the shares subject to the exercise have not yet been distributed, the number of shares that would have not yet been purchased pursuant to such exercise.

     The term "Applicable Price" shall mean the highest of: (i) the highest price per share of First Federal Common Stock at which a tender offer or exchange offer has been made after the date of the Agreement and on or prior to such Election Date; (ii) the price per share to be paid by any third party for shares of First Federal Common Stock or the consideration per share to be received by holders of First Federal Common Stock pursuant to an agreement for a merger or other business combination transaction with First Federal entered into on or prior to such Election Date; (iii) the highest bid price per share as quoted on the NASDAQ/NMS (or, if the shares of First Federal Common Stock are no longer quoted thereon, on the principal trading market on which such shares are traded as reported by a recognized service) during the 30 business days preceding such Election Date. In determining the Applicable Price, the value of such consideration other than cash shall be the value determined in good faith by an investment banking firm selected by Mutual and reasonably acceptable to First Federal, whose determination shall be conclusive for all purposes of the Stock Option Agreement.

     First Federal has granted Mutual certain registration rights with respect to the Option and shares of First Federal Common Stock that may be acquired by Mutual upon exercise of the Option. These rights include that First Federal will file up to two registration statements under the Securities Act if requested by Mutual after the Option becomes exercisable to permit the sale or other disposition of the shares issued pursuant to the Option. Such registration rights are subject to an exception that allows First Federal, in the exercise of its business judgment, to delay such registration (but by no more than 90 days) or reduce the number of shares purchasable by Mutual (such reduction affecting only the then current exercise of the Option, and not the total number of shares subject to the Option). In connection with any registration described above, First Federal and Mutual will provide to each other and any underwriter of the offering customary representations, warranties, indemnities and other agreements.

     The Stock Option Agreement is intended to increase the likelihood that the Merger will be consummated in accordance with the terms of the Agreement. Consequently, certain aspects of the Stock Option Agreement may have the effect of discouraging persons who might now or prior to the Effective Time be interested in acquiring all of, or a significant interest in, First Federal from considering or proposing such an acquisition, even if such persons were prepared to pay a higher price per share for First Federal Common Stock than the then-current market price of such shares. The acquisition of, or an interest in, First Federal, or an agreement to do either, could cause the Option to become exercisable. The existence of the Stock Option Agreement could significantly increase the cost to a potential acquiror of acquiring First Federal compared to its cost had the Stock Option Agreement not been entered into. Such increased cost might discourage a potential acquiror from considering or proposing an acquisition or might result in a potential acquiror proposing to pay a lower share price to acquire First Federal than it might otherwise have proposed to pay.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In considering the recommendation of the First Federal Board, shareholders should be aware that certain members of First Federal's Board and executive officers may be deemed to have interests in the Merger in addition to their interests, if any, as holders of First Federal Common Stock.

     Employment Agreements; Severance Agreements. In connection with the Merger, Mutual will enter into three-year employment agreements or severance agreements with Messrs. Donald T. Tietz (President and Chief Executive Officer of First Federal and First Federal Bank), Jerome A. Reinecke (Vice President, Treasurer, Chief Financial Officer and Corporate Secretary of First Federal and First Federal Bank), Robert D. Stanton (Vice President of First Federal Bank), David L. Johnson (Vice President of First Federal Bank), Thomas E. Schommer (Vice President of First Federal Bank) and Douglas D. Hillestad (Vice President of First Federal Bank). The employment agreements will continue each of these executive officers' previously effective base salaries and are intended to ensure that Messrs. Tietz, Reinecke, Stanton, Johnson, Schommer and Hillestad remain with Mutual following the Merger and are available to assist in the integration of the former First Federal offices into Mutual's operations and then to oversee ongoing operations and marketing in the areas formerly served by First Federal.

     In the event any of these executive officers are not employed by Mutual following the Merger, Mutual will enter into a severance agreement with the executive officer in which such executive officer will receive severance benefits equal to three times his average base salary for the past three years; provided, however, that if the severance payments would constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and the present value of such "parachute payments" equals or exceeds three times the executive officer's average annual compensation for the five calendar years preceding the year in which a change in ownership or control of First Federal occurred, such payments shall be reduced to an amount equal to the present value of 2.99 times the average annual compensation paid to the executive officer during the five years immediately preceding such change in ownership or control. For purposes of the agreements, "change in ownership or control" shall have the meaning set forth in
Section 280G(b) of the Internal Revenue Code and any temporary or final regulations promulgated thereunder. Pursuant to such executive officers' current employment agreements with First Federal Bank, if the executive officers are terminated following a change in control (which would include the Merger), the executive officers would receive severance payments in the form of salary payments for the unexpired term of the employment agreements, which, at the executive officers' election, may be payable in one lump sum, calculated on the basis of the executive officers' average annual compensation for the past three years multiplied by the time remaining to the end of the term of the employment agreements (subject to the "parachute payment" limitations of Section 280G(b)(2) of the Internal Revenue Code as described above); provided, however, that the amount of such severance payment shall not in any event be less than two year's compensation for the executive officers based on the executive officers' annual compensation as of the termination date.

     Under the employment agreements, the base salaries for Messrs. Tietz, Reinecke, Stanton, Johnson, Schommer and Hillestad would be $198,000, $86,510, $69,270, $70,000, $65,500 and $55,500, respectively. The base salaries may be increased by Mutual's Board of Directors, but may not be reduced. In addition to base salary, the employments agreements will provide for participation in any bonus or other incentive compensation plans as determined by Mutual's Board of Directors, with the exception of any supplemental retirement plans of Mutual. The employment agreements may be terminated by Mutual upon death, disability, retirement or for cause at any time, and Mutual's obligations under the employment agreements would then cease and terminate; provided, however, that if the agreements are terminated due to disability, the executive shall be paid 100% of his base salary at the rate in effect at the time notice of termination is given for one year (or the remaining portion of the employment term, if shorter) and thereafter in amount equal to 80% of such base salary for any remaining portion of the employment term. The agreements inure to the benefit of, and are binding upon, any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Mutual.

     Messrs. Tietz, Reinecke, Stanton, Johnson, Schommer and Hillestad would be entitled to severance pay (based on their highest base salary within the three years preceding the date of termination) for the remaining unexpired term under their employment agreements together with other compensation and benefits in which they were vested at the termination date, if terminated by Mutual for any reason other than the foregoing (including any reassignment to a location outside of a radius of 50 miles from Eau Claire); provided, however, that such severance pay may not exceed the "parachute payment" limitations of Section 280G(b)(2) of the Internal Revenue Code as described above.

     First Federal Stock Options. Pursuant to the First Federal Stock Option Plan, First Federal has granted 523,174 First Federal Stock Options to directors and executive officers of First Federal Bank, of which 18,769 options were surrendered to First Federal for $6.375 per option (which equaled the current market price of First Federal Common Stock less the exercise price) in December 1996 and an additional 330,019 options were 100% vested and exercisable prior to the date of execution of the Agreement in September 1996. Pursuant to the Agreement, prior to the consummation of the Merger, First Federal shall have caused the exercise of all First Federal Stock Options or the purchase of such options for the Option Consideration (calculated as the difference between the Merger Per Share Consideration and the $12.00 exercise price of the options). See "--First Federal Stock Options." In the event the Merger is consummated and First Federal purchases all of the outstanding First Federal Stock Options, notwithstanding any applicable withholding taxes and assuming there is no adjustment in the Option Consideration, the directors and executive officers of First Federal will receive the following amounts: Mr. Tietz, $1,112,193; Mr. Anderson, $267,150; Mr. Frederikson, $296,584; Mr. Kell, $258,224; Mr. Trembath, $257,731; Mr. Walker, $274,664; Mr. Reinecke, $197,725; Mr. Stanton, $197,725;
Mr. Johnson, $197,725; Mr. Schommer, $197,725; and Mr. Hillestad, $197,725.

     First Federal Common Stock Issued Pursuant to BIP. First Federal Bank maintains the First Federal Bank of Eau Claire, F.S.B. Incentive Plan and Trust Agreement (the "BIP") for certain executive officers and directors of First Federal. Pursuant to the BIP, 231,787 shares of First Federal Common Stock were issued to directors and executive officers of First Federal Bank, of which 46,363 shares were 100% vested prior to the date of execution of the Agreement in September 1996. Pursuant to the Agreement, unvested shares of First Federal Common Stock awarded pursuant to the BIP will become vested as of the Effective Time. Such shares of First Federal Common Stock will be converted into the right to receive the Merger Per Share Consideration in the same manner as all other outstanding shares of First Federal Common Stock. Of the 231,787 shares of First Federal Common Stock issued to the directors and executive officers of First Federal Bank, 185,424 shares will become vested as a result of the Merger. The directors and executive officers of First Federal Bank will receive the following amounts, notwithstanding any applicable withholding taxes and assuming there is no adjustment in the Merger Per Share Consideration, attributable to their shares of First Federal Common Stock acquired pursuant to the BIP which will become vested as a result of the Merger and which are exchanged for the Merger Per Share Consideration: Mr. Tietz, $1,088,192; Mr. Anderson, $217,623; Mr. Frederikson, $217,623; Mr. Kell, $217,623; Mr. Trembath, $217,623; Mr.
Walker, $217,623; Mr. Reinecke, $263,787; Mr. Stanton, $263,787; Mr. Johnson, $263,787; Mr. Schommer, $263,787; and Mr. Hillestad, $263,787. All shares of First Federal Common Stock held by the BIP which had not yet been granted will be cancelled without consideration as of the Effective Time.

     Advisory Board. Pursuant to the Agreement, Mutual will create an advisory board to assist in and advise with respect to Mutual's west-central operations. The advisory board will consist of all current members of the First Federal Board. The advisory board will remain in existence for at least 18 months following the Effective Time. Members of the advisory board will receive a $1,000 per month retainer for their services in this capacity.

     Directors' and Officers' Indemnification. The Agreement provides that for a period of seven years from the Effective Time, all rights to indemnification and exculpation from liability for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of First Federal and its subsidiaries as provided in WBCL and their respective Articles of Incorporation, Charter, Bylaws or otherwise shall survive the Effective Time and any merger, consolidation or reorganization of Mutual.

     Bonus Pool. Pursuant to the Agreement, Mutual has agreed to allow First Federal to establish a bonus pool not to exceed $28,000 which may be used as additional 1996 year-end bonus payments at the discretion of the First Federal Board and as needed to assure the retention of key personnel necessary to the integration of Mutual's and First Federal's operations.

     Severance Pool. In the event any full-time employee who has completed one or more years of service with First Federal Bank and who is not covered by an employment contract or severance agreement is terminated from employment by Mutual other than for cause and within four months of the consummation of the Merger, Mutual has agreed to provide such employee with a severance benefit equal to two weeks' base compensation plus an additional week of base compensation for each full year of service completed with First Federal Bank prior to consummation of the Merger, with a total maximum severance benefit of eight weeks' base compensation.

EFFECT ON FIRST FEDERAL EMPLOYEES AND EMPLOYEE BENEFIT PLANS

     Mutual will consider each of First Federal Bank's employees for continued employment following the Effective Time (each, a "Continued Employee"). Mutual anticipates that, at least initially, continued employment will be offered to substantially all, if not all, of First Federal Bank's present employees. Continued Employees will be eligible to participate in the health and welfare benefits, programs, plans, insurance and policies sponsored by Mutual for the benefit of its employees. Continued Employees will receive sick days and vacation days in accordance with Mutual's standard policies and will receive credit for their years of service at First Federal Bank in determining the amount of sick days and vacation days they receive; however, accrued and unused sick days and vacation days will not be carried over to their employment at Mutual. All employees of First Federal Bank as of the Effective Time will be paid for any vacation days accrued at December 31, 1996 and unused as of the Effective Time.

     Pursuant to the Agreement, unvested shares of First Federal Common Stock awarded pursuant to the BIP will become vested as of the Effective Time. Such shares of First Federal Common Stock will be converted into the right to receive the Merger Per Share Consideration in the same manner as all other outstanding shares of First Federal Common Stock. See "--Interests of Certain Persons In The Merger." All shares of First Federal Common Stock held by the BIP which had not yet been granted will be cancelled as of the Effective Time.

     First Federal Bank maintains two qualified plans for eligible employees of First Federal Bank, the First Federal ESOP and the First Federal Bank of Eau Claire, F.S.B. Profit Sharing Plan (the "Profit Sharing Plan"). Once all assets of the First Federal ESOP have been allocated to the participants in accordance with the terms of the First Federal ESOP, Mutual will terminate the First Federal ESOP and apply for a letter of determination from the Internal Revenue Service ("IRS") confirming that such termination will not adversely affect its tax qualified status. The cash proceeds received in connection with the Merger upon the exchange of cash for shares of First Federal Common Stock held in the First Federal ESOP suspense account will be used to prepay the principal and interest outstanding and unpaid on the First Federal ESOP's indebtedness. Upon full payment for such indebtedness, maximum allocations from the First Federal ESOP suspense account will be made to participants' accounts until completely exhausted. Continued Employees that participate in the First Federal ESOP will be eligible to participate in any and all qualified pension and retirement plans and other qualified employee benefit plans sponsored by Mutual once the First Federal ESOP is terminated. Continued Employees that do not participate in the First Federal ESOP will be eligible to participate in Mutual's qualified pension and retirement plans and other qualified employee benefit plans upon consummation of the Merger. Continued Employees will be credited for eligibility and vesting purposes, but not for benefit accrual purposes, for the years of credited service they accumulated during their employment with First Federal Bank prior to the Effective Time.

     Mutual will terminate the Profit Sharing Plan, and as soon as reasonably practicable after the Effective Time, and will apply for a letter of determination from the IRS that such termination will not adversely affect its tax qualified status. Upon receipt of such determination letter, all assets held in the Profit Sharing Plan will be distributed to participants or transferred on behalf of the participants to Mutual's tax-qualified retirement plans in accordance with the terms of such plans and ERISA.

     First Federal maintains the First Federal Bank of Eau Claire, F.S.B. Deferred Compensation Plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan provides for contributions by First Federal Bank on behalf of eligible employees in an amount equal to the additional benefits such persons would have received under the First Federal ESOP but for the maximum annual contribution limitation in Section 415 of the Internal Revenue Code ($30,000 or 25% of compensation for 1996) and the maximum annual contribution limitation in
Section 401(a)(17) of the Internal Revenue Code ($150,000 for 1996). The Deferred Compensation Plan will continue only for Mr. Tietz following the Merger; however, following termination of the First Federal ESOP, Mutual's contributions will be based on the additional benefits Mr. Tietz would have received under Mutual's tax qualified retirement plans but for the maximum contribution limitations under the Internal Revenue Code.

     First Federal sponsors a defined benefit health care plan that provides post-retirement medical benefits to all retired employees, directors and their spouses who have completed ten or more years of service. Mutual will continue offering benefits to those employees who have reached age 50 and have completed 15 years of service with First Federal Bank prior to consummation of the Merger and who subsequently remain employees by First Federal Bank, Mutual or any of its subsidiaries until age 65. The total amount of benefits payable under this plan, which has been accrued by First Federal, is limited in the aggregate to $846,000.

EFFECT ON FIRST FEDERAL BANK LIQUIDATION RIGHTS

     In connection with First Federal Bank's Conversion from mutual to stock form in October 1994, First Federal Bank established a liquidation account in an amount equal to its net worth as of the latest practicable date prior to consummation of the Conversion. The liquidation account has been maintained at First Federal Bank for the benefit of holders of deposit accounts greater than $50.00 at September 30, 1993 ("Eligible Account Holders") who have continued to maintain their accounts at First Federal Bank. With respect to each such account, each Eligible Account Holder holds a pro-rata inchoate interest in the liquidation account balance in the same proportion his or her savings account balance was to the total savings account balances as of September 30, 1993, subject to downward adjustment to reflect any subsequent decrease in such Eligible Account Holder's account balance.

     Under the terms of the liquidation account, in the event of a complete liquidation of First Federal Bank, following all payments to creditors and depositors up to the withdrawal value of their accounts, each Eligible Account Holder is entitled to receive a liquidating distribution from the liquidation account based upon the then adjusted subaccount balance for his or her savings account before any other liquidating distribution is made. No merger, consolidation, purchase of bulk assets with the assumption of savings accounts and other liabilities, or similar transaction with an FDIC-insured institution in which First Federal Bank is not the surviving institution, is deemed to be a complete liquidation for purposes of the liquidation account. In such transactions, the liquidation account is to be assumed by the surviving institution.

     Following Mutual's acquisition of First Federal and First Federal Bank, and to the extent First Federal Bank is not consolidated with and into Mutual, the liquidation account and subaccount balances of First Federal Bank Eligible Account Holders shall continue for the benefit of those Eligible Account Holders of First Federal Bank who maintain their accounts at Mutual. The liquidation account balance shall be subject to further downward adjustment in accordance with Section 563b.3(f) of OTS regulations and the terms of the liquidation account established pursuant to the Conversion of First Federal Bank. A distribution of each subaccount balance would be made only in the event of a complete liquidation of First Federal Bank and only out of funds available for such purpose after payment of all creditors but before any payments to shareholders.

     In the event First Federal Bank is subsequently merged with and into Mutual pursuant to applicable law and subject to receipt of required regulatory approvals, rights of First Federal Bank Eligible Account Holders under the liquidation account may be replaced with liquidation rights established for the benefit of Mutual account holders under laws applicable to Mutual and Mutual's Articles and Bylaws.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary description of the material federal income tax consequences of the Merger to holders of First Federal Common Stock in their capacity as such. This summary is not a complete description of all of the consequences of the Merger and, in particular, does not address federal income tax considerations that may affect the treatment of certain holders, such as financial institutions, broker-dealers, life insurance companies, tax-exempt organizations, investment companies, foreign taxpayers, individuals who acquired First Federal Common Stock pursuant to employee stock options or otherwise as compensation, and other special status taxpayers. Holders should be aware that the federal income tax rate for individuals on long-term capital gains may be significantly lower than the rate imposed on ordinary income or short-term capital gain. No information is provided herein with respect to the tax consequences of the Merger to any holder or party under applicable foreign, state or local laws. Consequently, each First Federal holder is advised to consult a tax advisor as to the specific tax consequences of the Merger to that holder.

     The receipt of cash by a shareholder of First Federal in exchange for First Federal Common Stock pursuant to the Merger will be a taxable transaction for federal income tax purposes and also may be a taxable transaction under applicable foreign, state or local laws. A shareholder will recognize gain or loss for federal income tax purposes equal to the difference between the cash received and such holder's tax basis in the First Federal Common Stock surrendered in exchange therefor (however, a shareholder of First Federal may be required to compute gain or loss separately with respect to each block of shares). Such gain or loss will be a capital gain or loss, provided that such shares were held as capital assets of the holder at the Effective Time of the Merger. Such gain or loss will be long-term capital gain or loss if the shareholder's holding period is more than one year at the Effective Time of the Merger.

     The cash payments due a holder of First Federal Common Stock upon the exchange of such First Federal Common Stock pursuant to the Merger (other than certain exempt persons or entities) will be subject to "backup withholding" for federal income tax purposes unless certain requirements are met. Under federal law, the Paying Agent must withhold 31% of the cash payments to a holder, unless such holder: (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact; or (ii) provides the Paying Agent with his or her taxpayer identification number and completes a form in which he or she certifies that he or she has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report interest and dividends. The taxpayer identification number of an individual is his or her Social Security number. Any amount paid as backup withholding will be credited against the holder's federal income tax liability.

     No ruling has been or will be requested from the IRS as to any of the tax effects to First Federal's shareholders of the transactions discussed in this Proxy Statement, and no opinion of counsel has been or will be rendered to First Federal's shareholders with respect to any of the tax effects of the Merger to such shareholders.


ACCOUNTING TREATMENT

     Mutual intends to treat the Merger as a "purchase" under generally accepted accounting principles. Under the purchase method of accounting, the assets and liabilities of First Federal will be, as of the Effective Time, recorded at their respective fair values and added to those of Mutual. The expected excess of the consideration paid by Mutual over the fair value of First Federal's assets and liabilities will be recorded as goodwill.


EXPENSES

     The Agreement provides that First Federal and Mutual will each pay their own expenses in connection with the Agreement and the transactions contemplated thereby. If the Agreement is terminated due to a breach of one party of a condition in the Agreement, the non-breaching party shall have the right to recover all reasonable and necessary expenses related to the Agreement and the transactions contemplated thereby from the breaching party.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the beneficial ownership of shares of First Federal Common Stock as of January 31, 1997 (or as of December 31, 1996 for shareholders reporting in accordance with Section 13(g) of the Exchange Act)
by: (i) each shareholder known to First Federal to beneficially own more than 5% of the shares of First Federal Common Stock outstanding, as disclosed in reports regarding such ownership filed with First Federal and the SEC in accordance with Sections 13(d) or 13(g) of the Exchange Act; (ii) each director of First Federal; (iii) each executive officer of First Federal with total compensation (salary and bonus) exceeding $100,000; and (iv) all directors and executive officers as a group. Members of the First Federal Board also serve as directors of First Federal Bank.


                                                Number of Shares
                                                 Beneficially       Percent
                 Name                              Owned (1)        of Class
                 ----                           ----------------    --------
     First Federal Bank of Eau Claire, F.S.B.
      Employee Stock Ownership Plan (2)            497,223            7.3%
     Donald T. Tietz (3)(4)(5)                     216,004            3.1
     David G. Anderson (3)(4)                       51,000              *
     David M. Frederikson (3)(4)                    48,297              *
     Michael P. Kell (3)(4)(6)                      59,534              *
     Douglas R. Trembath (3)(4)                     47,625              *
     Kermit C. Walker (3)(4)                        71,897            1.0
     All directors and executive
      officers as a group (11 persons) (3)(4)(5)   740,502           10.3

---------------
* Amount represents less than 1% of the total number of shares of First Federal Common Stock outstanding on the Voting Record Date.

(1) Unless otherwise indicated, includes shares of First Federal Common Stock held directly by the individuals as well as by members of such individuals' immediate family who share the same household, shares held in trust and other indirect forms of ownership over which shares the individuals effectively exercise sole or shared voting and/or investment power.

(2) First Bank Milwaukee, N.A. (the "Trustee") is the trustee for the First Federal ESOP. The Trustee's address is 201 West Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(3) Includes shares of First Federal Common Stock which the named individuals and certain executive officers have the right to acquire within 60 days of the Voting Record Date pursuant to the exercise of stock options as follows: Mr. Tietz - 108,243, Mr. Anderson - 24,568, Mr. Frederikson - 28,865, Mr. Kell - 23,265, Mr. Trembath - 23,193, Mr. Walker - 25,665 and
     all directors and executive officers as a group - 330,019. Does not include options for shares of First Federal Common Stock which do not vest within 60 days of the Voting Record Date which have been awarded to executive officers and directors under the First Federal Stock Option Plan.

(4) Includes shares of First Federal Common Stock awarded under the BIP which are subject to vesting requirements. Recipients of restricted stock awards may direct voting prior to vesting.

(5) Includes shares of First Federal Common Stock allocated to certain executive officers under the First Federal ESOP, for which such individuals possess shared voting power, of which approximately 6,719 shares were allocated to Mr. Tietz.

(6) Includes 10,000 shares of First Federal Common Stock held by Kell Container Corporation of which Mr. Kell serves as President, and as to which he disclaims any beneficial interest.

                     MARKET PRICES AND DIVIDEND INFORMATION

     First Federal Common Stock is quoted on the NASDAQ/NMS under the symbol "FFEC." The table below sets forth, for the calendar quarters indicated, (i) the high and low sales prices for First Federal Common Stock as reported on the NASDAQ/NMS, and (ii) the dividends per share declared on First Federal Common Stock in each quarter.


                                                 SALES PRICE       CASH
                                                --------------   DIVIDENDS
                                                 HIGH    LOW       PAID
                                                ------  -----   ---------
          1994

          Quarter Ended December 31 .......     $10.50  $8.25         --

          1995

          Quarter Ended March 31 ..........      12.25   9.75         --
          Quarter Ended June 30 ...........      12.50  11.38         --
          Quarter Ended September 30 ......      14.63  12.25         --
          Quarter Ended December 31 .......      15.38  13.75      $0.05

          1996

          Quarter Ended March 31 ..........      15.38  13.50       0.05
          Quarter Ended June 30 ...........      16.25  13.63       0.07
          Quarter Ended September 30 ......      18.13  14.38       0.07
          Quarter Ended December 31 .......      18.50  18.00       0.07

          1997

          Quarter Ending March 31
             (through February 14, 1997) ..      18.75  18.25       0.07


     On September 13, 1996, the last trading day before the public announcement of the Agreement, the reported closing sale price of First Federal Common Stock was $15.31 per share. On February 14, 1997, the most recent date for which it was practicable to obtain market price data prior to the printing of this Proxy Statement, the closing sale price of First Federal Common Stock was $18.50 per share.

     Pursuant to the Agreement, First Federal will be permitted to pay regular quarterly cash dividends not to exceed $0.07 per share for each outstanding share of First Federal Common Stock.


                             SHAREHOLDER PROPOSALS

     As described in First Federal's proxy statement relating to its 1996 Annual Meeting of Shareholders, proposals to be presented by shareholders of First Federal at the 1997 Annual Meeting of Shareholders, if held, must have been received by First Federal not later than December 6, 1996 in order that they be considered for inclusion in the proxy statement and form of proxy relating to that meeting. No such proposals were received by First Federal's Corporate Secretary by such date.


                              INDEPENDENT AUDITORS


        Ernst & Young LLP serves as First Federal's independent auditors. A representative of Ernst & Young LLP will not be at the Special Meeting to answer questions by shareholders.

            OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The First Federal Board knows of no business which will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting of Shareholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


                             AVAILABLE INFORMATION

     First Federal is subject to the informational requirements of the Exchange Act, and in accordance therewith, files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. Copies of such material also can be obtained at prescribed rates by writing to Public Reference Section of the SEC at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549.

     After consummation of the Merger, registration of First Federal Common Stock under the Exchange Act will be terminated.


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by First Federal with the SEC are incorporated into this Proxy Statement by reference:

     (i) First Federal's Annual Report on Form 10-K for the fiscal year ended December 31, 1995;

     (ii) First Federal's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996;

     (iii) First Federal's Current Report on Form 8-K, dated September 16, 1996;

     (iv) The portions of First Federal's Annual Report to Shareholders for the fiscal year ended December 31, 1995 under the captions "Management's Discussion and Analysis" and "Consolidated Statements of Financial Condition;" and

     (v) All other reports filed by First Federal pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal period covered by the annual report referred to in (i) above.

     First Federal will provide without charge to any person to whom this Proxy Statement is delivered, on the written or oral request of such person, a copy of any or all of the foregoing documents incorporated by reference (other than exhibits not specifically incorporated by reference into the texts of such documents). Requests for such documents should be directed to Jerome A. Reinecke, Corporate Secretary, First Federal Bancshares of Eau Claire, Inc., 319 East Grand Avenue, Eau Claire, Wisconsin 54701 (telephone (715) 833-7700).


WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       EXHIBIT A






                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                              MUTUAL SAVINGS BANK,

                        FIRST FEDERAL MERGER CORPORATION

                                      AND

                  FIRST FEDERAL BANCSHARES OF EAU CLAIRE, INC.

                         DATED AS OF SEPTEMBER 16, 1996

                               TABLE OF CONTENTS


                                                                                                         Page
RECITALS                                                                                                 A-1

ARTICLE I                         DEFINITIONS
     1.1     Acquisition                                                                                 A-1
     1.2     Acquisition Proposal                                                                        A-2
     1.3     Affiliate                                                                                   A-2
     1.4     Agreement                                                                                   A-2
     1.5     Announcement                                                                                A-2
     1.6     Bank                                                                                        A-2
     1.7     Buildings                                                                                   A-2
     1.8     CERCLA                                                                                      A-2
     1.9     Closing                                                                                     A-2
     1.10    Closing Date                                                                                A-2
     1.11    Code                                                                                        A-2
     1.12    Contracts                                                                                   A-2
     1.13    Control                                                                                     A-2
     1.14    Effective Time                                                                              A-3
     1.15    Employee Benefit Plans                                                                      A-2
     1.16    Environmental Claim, Environmental Hazardous Material, Environmental Laws,                  A-2
             Environmental Permits and Environmental Release                                             A-3
     1.17    Equipment                                                                                   A-3
     1.18    ERISA                                                                                       A-3
     1.19    Exchange Act                                                                                A-3
     1.20    FDIC                                                                                        A-3
     1.21    FHLB of Chicago                                                                             A-3
     1.22    First Federal                                                                               A-3
     1.23    First Federal Closing Certificate                                                           A-3
     1.24    First Federal Common Stock                                                                  A-3
     1.25    First Federal Counsel Opinion                                                               A-3
     1.26    First Federal Deferred Compensation Plan                                                    A-3
     1.27    First Federal Disclosure Schedule                                                           A-3
     1.28    First Federal ESOP                                                                          A-4
     1.29    First Federal ESOP Indebtedness                                                             A-4
     1.30    First Federal Executives                                                                    A-4
     1.31    First Federal Existing Contracts                                                            A-4
     1.32    First Federal Existing Employment Agreements                                                A-4
     1.33    First Federal Existing Indebtedness                                                         A-4
     1.34    First Federal Existing Insurance Policies                                                   A-4
     1.35    First Federal Existing Investment Securities                                                A-4
     1.36    First Federal Existing Liens                                                                A-5
     1.37    First Federal Existing Litigation                                                           A-5
     1.38    First Federal Existing Permits                                                              A-5
     1.39    First Federal Existing Plans                                                                A-5
     1.40    First Federal Incentive Plan                                                                A-5
     1.41    First Federal Meeting                                                                       A-5
     1.42    First Federal Profit Sharing Plan                                                           A-5
     1.43    First Federal Proxy Statement                                                               A-5
     1.44    First Federal Real Estate                                                                   A-5
     1.45    First Federal Replacement Employment Agreement                                              A-5
     1.46    First Federal Reports                                                                       A-5
     1.47    First Federal Severance Agreement                                                           A-5
     1.48    First Federal Shareholders                                                                  A-5
     1.49    First Federal Stock Option Plan                                                             A-6
     1.50    First Federal Stock Options                                                                 A-6
     1.51    First Federal Subsidiaries                                                                  A-6

                                                                             Page
  1.52        HOLA                                                            A-6
  1.53        Indebtedness                                                    A-6
  1.54        Indemnified Liabilities                                         A-6
  1.55        Indemnified Parties                                             A-6
  1.56        Information                                                     A-6
  1.57        Investment Securities                                           A-6
  1.58        IRS                                                             A-6
  1.59        Law                                                             A-6
  1.60        Lien                                                            A-6
  1.61        Material Adverse Effect                                         A-6
  1.62        Merger                                                          A-6
  1.63        Merger Corp                                                     A-6
  1.64        Merger Per Share Consideration                                  A-7
  1.65        Merger Stock                                                    A-7
  1.66        Merger Total Consideration                                      A-7
  1.67        Minnesota Savings Association Regulatory Authority              A-7
  1.68        Mutual                                                          A-7
  1.69        Mutual and Merger Corp. Closing Certificate                     A-7
  1.70        Mutual Counsel Opinion                                          A-7
  1.71        NASDAQ/NMS                                                      A-7
  1.72        OTS                                                             A-7
  1.73        Paying Agent                                                    A-7
  1.74        Payment Fund                                                    A-7
  1.75        Permits                                                         A-7
  1.76        Permitted Liens                                                 A-7
  1.77        Person                                                          A-7
  1.79        Regulatory Approvals                                            A-8
  1.80        Restructuring                                                   A-8
  1.81        SAIF                                                            A-8
  1.82        SEC                                                             A-8
  1.83        Securities Act                                                  A-8
  1.84        Stock Option Agreement                                          A-8
  1.85        Stock Option Consideration                                      A-8
  1.86        Subsidiary                                                      A-8
  1.87        Surviving Corporation                                           A-8
  1.88        Trading Day                                                     A-8
  1.89        WBCL                                                            A-8
  1.90        Wisconsin Savings Association Regulatory Agency                 A-8



ARTICLE II                 THE MERGER

  2.1         The Merger                                                       A-9
  2.2         Effect of the Merger                                             A-9
  2.3         Effective Time                                                   A-9
  2.4         Articles and Bylaws of Surviving Corporation                     A-9
  2.5         Charter and Bylaws of the Bank; Offices of the Bank             A-10
  2.6         Directors and Officers of Surviving Corporation                 A-10
  2.7         Conversion of First Federal Common Stock                        A-10
  2.8         Conversion of Stock of Merger Corp.                             A-10
  2.9         Meeting of First Federal Shareholders                           A-10
  2.10        Payment of Merger Total Consideration                           A-11
  2.11        Surrender of Certificates                                       A-11
  2.12        [Reserved]                                                      A-12
  2.13        Continuation of Deposits                                        A-12
  2.14        Liquidation Account and Sub-Accounts                            A-12
  2.15        Subsequent Restructuring                                        A-12
  2.16        Anti-Dilution Provisions                                        A-12


                                                                        Page
ARTICLE III      OTHER AGREEMENTS
  3.1   Access                                                          A-13
  3.2   First Federal's Disclosure Schedule                             A-13
  3.3   Duties Concerning Representations                               A-13
  3.4   Deliveries of Information; Consultation                         A-13
  3.5   Directors' and Officers' Indemnification                        A-14
  3.6   Letter of First Federal's Accountants                           A-15
  3.7   Legal Conditions to Merger                                      A-15
  3.8   Stock Listings                                                  A-15
  3.9   Announcements                                                   A-15
  3.10  Best Efforts                                                    A-15
  3.11  Employee And Managerial Matters                                 A-15
  3.12  Employee Benefit Matters                                        A-16
  3.13  Confidentiality                                                 A-18
  3.14  Conformance to Reserve Policies                                 A-18
  3.15  Conduct of Mutual's Business                                    A-18
  3.16  FDICIA Management Certification Systems                         A-18



ARTICLE IV        REPRESENTATIONS AND WARRANTIES OF FIRST FEDERAL

  4.1   Organization and Qualification; Subsidiaries                    A-19
  4.2   Articles of Incorporation and Bylaws                            A-19
  4.3   Capitalization                                                  A-20
  4.4   Authorization:  Enforceability                                  A-20
  4.5   No Violation or Conflict                                        A-20
  4.6   Title to Assets; Leases                                         A-21
  4.7   Litigation                                                      A-21
  4.8   Securities and Banking Reports; Books and Records               A-21
  4.9   Absence of Certain Changes                                      A-22
  4.10  Buildings and Equipment                                         A-22
  4.11  First Federal Existing Contracts                                A-22
  4.12  Performance of First Federal Existing Contracts                 A-23
  4.13  Contingent and Undisclosed Liabilities                          A-23
  4.14  First Federal Existing Insurance Policies                       A-23
  4.15  Employee Benefit Plans                                          A-24
  4.16  No Violation of Law                                             A-25
  4.17  Brokers                                                         A-25
  4.18  Taxes                                                           A-25
  4.19  Real Estate                                                     A-26
  4.20  Governmental Approvals                                          A-26
  4.21  No Pending Acquisitions                                         A-26
  4.22  Labor Matters                                                   A-26
  4.23  Indebtedness                                                    A-27
  4.24  First Federal Existing Permits                                  A-27
  4.25  Disclosure                                                      A-27
  4.26  Information Supplied                                            A-27
  4.27  Vote Required                                                   A-27
  4.28  Opinion of Financial Advisor                                    A-27
  4.29  Environmental Protection                                        A-27
  4.30  Investment Securities                                           A-28

ARTICLE V  REPRESENTATIONS AND WARRANTIES OF MUTUAL AND MERGER CORP.
  5.1   Organization and Capitalization; Business                       A-29
  5.2   Authorization; Enforceability                                   A-29
  5.3   No Violation or Conflict                                        A-29
  5.4   Litigation                                                      A-30
  5.5   Brokers                                                         A-30
  5.6   Governmental Approvals                                          A-30
  5.7   Disclosure                                                      A-30
  5.8   Information Supplied                                            A-30
  5.9   Opinion of Financial Advisor                                    A-30
  5.10  Cash Payment                                                    A-30
  5.11  Compliance with Laws                                            A-30
  5.12  Consummation                                                    A-30
  5.13  Employee Benefit Plans                                          A-30


                                                                                Page


ARTICLE VI       CONDUCT OF BUSINESS BY FIRST FEDERAL PENDING THE MERGER
  6.1      Carry on in Regular Course                                           A-31
  6.2      Use of Assets                                                        A-31
  6.3      No Default                                                           A-31
  6.4      Existing Insurance Policies                                          A-31
  6.5      Employment Matters                                                   A-31
  6.6      Contracts and Commitments                                            A-31
  6.7      Indebtedness; Investments                                            A-31
  6.8      Preservation of Relationships                                        A-31
  6.9      Compliance with Laws                                                 A-32
  6.10     Taxes                                                                A-32
  6.11     Amendments                                                           A-32
  6.12     Issuance of Stock; Dividends; Redemptions                            A-32
  6.13     Policy Changes                                                       A-32
  6.14     Carlson Loans                                                        A-32
  6.15     Acquisition Transaction                                              A-32



ARTICLE VII              CONDITIONS PRECEDENT TO THE MERGER
  7.1      Conditions to Each Parties Obligations to Effect the Merger          A-33
  7.2      Conditions to Obligation of Mutual                                   A-33
  7.3      Conditions to Obligation of First Federal                            A-34



ARTICLE VIII         DETERMINATION; MISCELLANEOUS
  8.1      Termination                                                          A-35
  8.2      Rights on Termination; Waiver                                        A-35
  8.3      Survival of Representations, Warranties and Covenants                A-36
  8.4      Entire Agreement; Amendment                                          A-36
  8.5      Expenses                                                             A-36
  8.6      Governing Law                                                        A-36
  8.7      Assignment                                                           A-36
  8.8      Notices                                                              A-36
  8.9      Counterparts; Headings                                               A-37
  8.10     Interpretation                                                       A-37
  8.11     Severability                                                         A-37
  8.12     Specific Performance                                                 A-37
  8.13     No Reliance                                                          A-37
  8.14     Further Assurances                                                   A-37


EXHIBITS
    Exhibit 1 - Form of First Federal Closing Certificate (not included)
    Exhibit 2 - Form of First Federal Counsel Opinion (not included)
    Exhibit 3 - Form of First Federal Replacement Employment Agreement (not included)
    Exhibit 4 - Form of First Federal Severance Agreement (not included)
    Exhibit 5 - Form of Mutual and Merger Corp. Closing Certificate (not included)
    Exhibit 6 - Form of Mutual Counsel Opinion (not included)

                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER is made as of this 16th day of September, 1996 by and among MUTUAL SAVINGS BANK, FIRST FEDERAL MERGER CORPORATION and FIRST FEDERAL BANCSHARES OF EAU CLAIRE, INC.


                                    RECITALS

     WHEREAS, the respective Boards of Directors of Mutual, Merger Corp. and First Federal have approved this Agreement by the requisite vote imposed by Law, and deem it advisable and in the best interest of their respective institutions and members or stockholders, as the case may be, to consummate the reorganization provided for herein, pursuant to which Merger Corp. will merge with and into First Federal, the surviving institution, and in connection therewith the stockholders of First Federal will receive cash in exchange for their shares of First Federal Common Stock;

     WHEREAS, concurrently with this Agreement and as a condition and an inducement to the willingness of Mutual to enter into this Agreement, First Federal and Mutual are entering into a Stock Option Agreement granting Mutual, under the conditions set forth therein, the option to purchase shares of newly-issued First Federal Common Stock;

     WHEREAS, the Board of Directors of First Federal has directed that this Agreement and the transactions described in this Agreement be submitted for approval at the First Federal Meeting.

     NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:


                                   ARTICLE I
                                  DEFINITIONS

     When used in this Agreement, the following terms shall have the meanings specified:

     1.1 Acquisition. "Acquisition" shall mean any of the following involving First Federal or the Bank, other than the Merger:

          (a) any merger, consolidation, share exchange, business combination or other similar transaction;

          (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 10% or more of assets in a single transaction or series of related transactions, excluding from this calculation any such transactions undertaken in the ordinary course of business and consistent with past practice;

          (c) any sale of 10% or more of the outstanding shares of capital stock (or securities convertible or exchangeable into or otherwise evidencing, or an agreement or instrument evidencing, the right to acquire capital stock);

          (d) any tender offer or exchange offer for 10% or more of the outstanding shares of capital stock or the filing of a registration statement under the Securities Act in connection therewith;

          (e) any solicitation of proxies in opposition to approval by First Federal's shareholders of the Merger or the Stock Option Agreement;

          (f) The filing of an acquisition application (or the giving of acquisition notice), whether in draft or final form, under HOLA with respect to First Federal or the Bank;

          (g) any person shall have acquired beneficial ownership or the right to acquire beneficial ownership of, or any "group" (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations of the SEC promulgated thereunder) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 10% or more of the then outstanding shares of capital stock; or

          (h) any public announcement of a proposal, plan or intention to do any of the foregoing.

     1.2 Acquisition Proposal. "Acquisition Proposal" shall mean the making of any proposal by any Person concerning an Acquisition.

     1.3 Affiliate. "Affiliate" shall mean, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the first Person, including without limitation all directors and executive officers of the first Person.

     1.4 Agreement. "Agreement" shall mean this Agreement and Plan of Merger, together with the Exhibits attached hereto and together with the First Federal Disclosure Schedule, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

     1.5 Announcement. "Announcement" shall mean any public notice, release, statement or other communication to employees, suppliers, distributors, customers, members, stockholders, the general public, the press or any securities exchange or securities quotation system relating to the negotiation and preparation of this Agreement or the transactions contemplated hereby.

     1.6 Bank. "Bank" shall mean First Federal Bank of Eau Claire, F.S.B., a federally-chartered savings bank which is a wholly-owned subsidiary of First Federal.

     1.7 Buildings. "Buildings" shall mean all buildings, fixtures, structures and improvements (including without limitation stand-alone automated teller machines or similar devices) used by First Federal or an Affiliate and located on the First Federal Real Estate.

     1.8 CERCLA. "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as the same may be in effect from time to time.

     1.9 Closing. "Closing" shall mean the conference to be held at 10:00 A.M., Central Time, on the Closing Date at the offices of Quarles & Brady, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or such other time and place as the parties may mutually agree to in writing, at which the transactions contemplated by this Agreement shall be consummated.

     1.10 Closing Date. "Closing Date" shall mean the date of the Effective Time or such other date as the parties may mutually agree to in writing.

     1.11 Code. "Code" shall mean the Internal Revenue Code of 1986, as the same may be in effect from time to time.

     1.12 Contracts. "Contracts" shall mean all of the contracts, agreements, leases, relationships and commitments, written or oral, to which the relevant Person is a party or by which it is bound.

     1.13 Control. "Control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. "Control," as used with respect to securities or other property, shall mean the power to exercise or direct the exercise of any voting rights associated therewith, or the power to dispose or direct the disposition thereof, or both.

          1.14 Effective Time. "Effective Time" shall have the meaning specified in Section 2.3 of this Agreement.

          1.15 Employee Benefit Plans. "Employee Benefit Plans" shall mean any pension plan, profit sharing plan, bonus plan, incentive compensation plan, deferred compensation plan, stock ownership plan, stock purchase plan, stock option plan, stock appreciation plan, employee benefit plan, employee benefit policy, retirement plan, fringe benefit program, insurance plan, severance plan, disability plan, health care plan, sick leave plan, death benefit plan, or any other plan or program to provide retirement income, fringe benefits or other benefits to former or current employees of the relevant Person.

          1.16 Environmental Claim, Environmental Hazardous Material, Environmental Laws, Environmental Permits and Environmental Release. "Environmental Claim," " Environmental Hazardous Material," "Environmental Laws," "Environmental Permits" and "Environmental Release" shall have the meanings specified in Section 4.29 of this Agreement.

          1.17 Equipment. "Equipment" shall mean all equipment, boilers, furniture, fixtures, motor vehicles, furnishings, office equipment, computers and other items of tangible personal property owned by the relevant Person which are either presently used, or are used on the Closing Date, by the relevant Person in the conduct of its business.

          1.18 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be in effect from time to time.

          1.19 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as the same may be in effect from time to time.

          1.20 FDIC.  "FDIC" shall mean the Federal Deposit Insurance
Corporation.

          1.21 FHLB of Chicago. "FHLB of Chicago" shall mean the Federal Home Loan Bank of Chicago, Illinois.

          1.22 First Federal. "First Federal" shall mean First Federal Bancshares of Eau Claire, Inc., a Wisconsin corporation which is registered as a unitary savings and loan holding company under HOLA and the rules and regulations of the OTS promulgated thereunder.

          1.23 First Federal Closing Certificate. "First Federal Closing Certificate" shall mean the Closing Certificate of First Federal in substantially the form of Exhibit 1 attached to this Agreement.

          1.24 First Federal Common Stock. "First Federal Common Stock" shall mean all of the authorized shares of common stock, $.01 par value per share, of First Federal.

          1.25 First Federal Counsel Opinion. "First Federal Counsel Opinion" shall mean an opinion of Michael Best & Friedrich in substantially the form of
Exhibit 2 attached to this Agreement.

          1.26 First Federal Deferred Compensation Plan. "First Federal Deferred Compensation Plan" shall mean the First Federal Bank of Eau Claire, F.S.B. Deferred Compensation Plan, established by the Bank effective January 1, 1994 to provide for contributions by the Bank on behalf of certain employees in an amount equal to the additional benefits such persons would have received under the First Federal ESOP but for the maximum annual contribution limitation in Section 415 of the Code and the maximum annual contribution limit in Section 401(a)(17) of the Code.

          1.27 First Federal Disclosure Schedule. "First Federal Disclosure Schedule" shall mean the disclosure schedule, dated the date of this Agreement, delivered by First Federal to Mutual contemporaneously with the execution and delivery of this Agreement and as the same may be amended from time to time after the date of this Agreement and prior to the Closing Date in accordance with the terms of this Agreement.

     1.28 First Federal ESOP. "First Federal ESOP" shall mean the First Federal Bank of Eau Claire, F.S.B. Employee Stock Ownership Trust effective January 1, 1994.

     1.29 First Federal ESOP Indebtedness. "First Federal ESOP Indebtedness" shall mean the Indebtedness of the First Federal ESOP to First Federal under the loan extended by First Federal to the First Federal ESOP for the purpose of financing the First Federal ESOP's purchase of shares of First Federal Common Stock in connection with the Bank's October 6, 1994 conversion from mutual to stock form and its concurrent reorganization into a holding company structure pursuant to which the Bank became a wholly-owned subsidiary of First Federal. First Federal ESOP Indebtedness shall include the outstanding principal and accrued and unpaid interest under the terms of said loan as of the relevant time of inquiry.

     1.30 First Federal Executives. "First Federal Executives" shall mean the individuals set forth in the table below in their capacities as executive officers of First Federal or the Bank, or both, as identified adjacent to their respective names:

                                                   OFFICE(S) HELD IN
               NAME OF EXECUTIVE                FIRST FEDERAL AND THE BANK
               -----------------                --------------------------
               Donald T. Tietz                  President and Chief Executive Officer of First Federal
                                                and the Bank
               Douglas D. Hillestad             Vice President, Home Office Loan Originations of the Bank
               David L. Johnson                 Vice President, Mortgage Loan Originations, Processing
                                                and Servicing of the Bank
               Jerome A. Reinecke               Vice President, Treasurer, Chief Financial Officer and
                                                Corporate Secretary of First Federal and of the Bank
               Thomas E. Schommer               Vice President, Branch Coordination of the Bank
               Robert D. Stanton                Vice President, Marketing, Data Processing, and Deposit
                                                Services of the Bank

     1.31 First Federal Existing Contracts. "First Federal Existing Contracts" shall mean those Contracts which are listed and briefly described pursuant to
Section 4.11 of this Agreement on the First Federal Disclosure Schedule.

     1.32 First Federal Existing Employment Agreements. "First Federal Existing Employment Agreements" shall mean the employment agreements by and between the Bank and each of the First Federal Executives, each effective as of October 6, 1994.

     1.33 First Federal Existing Indebtedness. "First Federal Existing Indebtedness" shall mean all Indebtedness of First Federal and the First Federal Subsidiaries, all of which is listed and briefly described on the First Federal Disclosure Schedule.

     1.34 First Federal Existing Insurance Policies. "First Federal Existing Insurance Policies" shall mean all of the insurance policies in effect and owned by First Federal or any First Federal Subsidiary, all of which are listed and briefly described on the First Federal Disclosure Schedule.

     1.35 First Federal Existing Investment Securities. "First Federal Existing Investment Securities" shall mean Investment Securities of First Federal and the First Federal Subsidiaries, all of which are listed and briefly described on the First Federal Disclosure Schedule.

     1.36 First Federal Existing Liens. "First Federal Existing Liens" shall mean all Liens affecting any of the assets and properties of First Federal or any First Federal Subsidiary except for Liens for current taxes not yet due and payable, pledges to secure deposits and such imperfections of title, easements and other encumbrances, if any, as do not materially detract from the value of or substantially interfere with the present use of the property affected thereby, all of which are listed and briefly described on the First Federal Disclosure Schedule.

     1.37 First Federal Existing Litigation. "First Federal Existing Litigation" shall mean all pending or, to the knowledge of First Federal, threatened claims, suits, audit inquiries, charges, workers compensation claims, litigation, arbitrations, proceedings, governmental investigations, citations and actions of any kind against First Federal or any First Federal Subsidiary, or affecting any assets or the business of First Federal or any First Federal Subsidiary, all of which are listed and briefly described on the First Federal Disclosure Schedule.

     1.38 First Federal Existing Permits. "First Federal Existing Permits" shall mean all Permits of First Federal and all First Federal Subsidiaries, the significant ones of which are listed and briefly described on the First Federal Disclosure Schedule.

     1.39 First Federal Existing Plans. "First Federal Existing Plans" shall mean all Employee Benefit Plans of First Federal and the First Federal Subsidiaries and any Employee Benefit Plans of such entities that have been terminated since January 1, 1994, all of which are listed and briefly described on the First Federal Disclosure Schedule.

     1.40 First Federal Incentive Plan. "First Federal Incentive Plan" shall mean the First Federal Bank of Eau Claire, F.S.B. Incentive Plan and Trust Agreement effective as of May 17, 1995.

     1.41 First Federal Meeting. "First Federal Meeting" shall mean the special or annual meeting of the First Federal Shareholders for the purpose of approving the Merger, this Agreement and the transactions contemplated by this Agreement, and for such other purposes as may be necessary or desirable.

     1.42 First Federal Profit Sharing Plan. "First Federal Profit Sharing Plan" shall mean the First Federal Bank of Eau Claire, F.S.B. Profit Sharing Plan, a tax qualified defined contribution plan covering substantially all full-time employees of the Bank.

     1.43 First Federal Proxy Statement. "First Federal Proxy Statement" shall have the meaning specified in Section 2.9(b) of this Agreement.

     1.44 First Federal Real Estate. "First Federal Real Estate" shall mean the parcels of real property identified in the legal descriptions set forth in the First Federal Disclosure Schedule.

     1.45 First Federal Replacement Employment Agreement. "First Federal Replacement Employment Agreement" shall mean an employment agreement in substantially the form of Exhibit 3 attached to this Agreement, to be entered into at the Closing and to be effective as of the Effective Time, by and between the Bank and any one or more of the First Federal Executives, all as provided in
Section 3.11(d) of this Agreement.

     1.46 First Federal Reports. "First Federal Reports" shall have the meaning specified in Section 4.8 of this Agreement.

     1.47 First Federal Severance Agreement. "First Federal Severance Agreement" shall mean a severance agreement in substantially the form of Exhibit 4 attached to this Agreement, to be entered into at the Closing and to be effective as of the Effective Time, by and between the Bank and those of the First Federal Executives with whom the Bank does not enter into a First Federal Replacement Employment Agreement, all as described in Section 3.11(d) of this Agreement.

     1.48 First Federal Shareholders. "First Federal Shareholders" shall mean all Persons owning shares of First Federal Common Stock on the relevant date of inquiry.

     1.49 First Federal Stock Option Plan. "First Federal Stock Option Plan" shall mean the First Federal Bancshares of Eau Claire, Inc. 1995 Stock Option Plan.

     1.50 First Federal Stock Options. "First Federal Stock Options" shall mean options to purchase shares of First Federal Common Stock granted pursuant to the First Federal Stock Option Plan which are outstanding as of the relevant time of inquiry.

     1.51 First Federal Subsidiaries. "First Federal Subsidiaries" shall mean those Subsidiaries of First Federal listed on the First Federal Disclosure Schedule pursuant to Section 4.1(c) of this Agreement.

     1.52 HOLA. "HOLA" shall mean the Home Owners' Loan Act of 1933, as amended, including the rules and regulations of the OTS promulgated thereunder.

     1.53 Indebtedness. "Indebtedness" shall mean all liabilities or obligations (except deposit accounts) of the relevant Person, whether primary or secondary, absolute or contingent: (a) for borrowed money; (b) evidenced by notes, bonds, debentures or similar instruments; or (c) secured by Liens on any assets of the relevant Person.

     1.54 Indemnified Liabilities. "Indemnified Liabilities" shall have the meaning defined in Section 3.5 of this Agreement.

     1.55 Indemnified Parties. "Indemnified Parties" shall have the meaning defined in Section 3.5 of this Agreement.

     1.56 Information. "Information" shall refer to the financial and other business information, whether in written or oral form, furnished to Mutual or any of its Affiliates by First Federal or any of the First Federal Subsidiaries.

     1.57 Investment Securities. "Investment Securities" shall mean all investment securities of the relevant Person permitted to be held by the relevant Person under Law.

     1.58   IRS.  "IRS" shall mean the United States Internal Revenue Service.

     1.59 Law. "Law" shall mean any federal, state, local or other law, rule, regulation, policy or governmental requirement of any kind, and the rules, regulations and orders promulgated thereunder by any regulatory agencies or other Persons.

     1.60 Lien. "Lien" shall mean, with respect to any asset: (a) any mortgage, pledge, lien, charge, claim, restriction, reservation, condition, easement, covenant, lease, encroachment, title defect, imposition, security interest or other encumbrance of any kind; and (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

     1.61 Material Adverse Effect. "Material Adverse Effect" shall mean any change or effect that is or is reasonably likely to be materially adverse to the relevant Person's business, operations, properties (including intangible properties), condition (financial or otherwise), assets, liabilities (including contingent liabilities) or prospects.

     1.62 Merger. "Merger" shall mean the merger of Merger Corp. with and into First Federal pursuant to this Agreement.

     1.63 Merger Corp. "Merger Corp." shall mean First Federal Merger Corporation, a Wisconsin corporation organized as a wholly-owned subsidiary of Mutual specifically for the purpose of effecting the transactions contemplated by this Agreement.

     1.64 Merger Per Share Consideration. "Merger Per Share Consideration" shall mean the amount of Eighteen and 85/100 Dollars ($18.85). The Merger Per Share Consideration shall be subject to increase if the Closing Date is delayed beyond March 31, 1997, unless the delay results from a breach by First Federal of any representation or warranty made herein or a failure by First Federal to perform or fulfill any covenant or agreement made herein, or otherwise is attributable to the acts or omissions of First Federal. Any such increase in the Merger Per Share Consideration shall be in an amount equal to $.05 per share for each calendar month or portion of a month beyond March 31, 1997 for which the Closing Date is delayed.

     1.65 Merger Stock. "Merger Stock" shall mean the shares of First Federal Common Stock outstanding as of the Effective Time, excluding the 48,560 shares of First Federal Common Stock held in the First Federal Incentive Plan which have not been allocated to participants.

     1.66 Merger Total Consideration. "Merger Total Consideration" shall mean that amount which is equal to the product of the Merger Per Share Consideration times the total number of shares of Merger Stock.

     1.67 Minnesota Savings Association Regulatory Authority. "Minnesota Savings Association Regulatory Authority" shall mean the Commissioner of Commerce for the State of Minnesota.

     1.68 Mutual. "Mutual" shall mean Mutual Savings Bank, a mutual savings bank chartered under Chapter 214 of the Wisconsin Statutes.

     1.69 Mutual and Merger Corp. Closing Certificate. "Mutual and Merger Corp. Closing Certificate" shall mean the Closing Certificate of Mutual and Merger Corp. in substantially the form of Exhibit 5 attached to this Agreement.

     1.70 Mutual Counsel Opinion. "Mutual Counsel Opinion" shall mean the opinion of Quarles & Brady in substantially the form of Exhibit 6 attached to this Agreement.

     1.71 NASDAQ/NMS. "NASDAQ/NMS" shall mean the National Association of Securities Dealers Automated Quotations National Market System.

     1.72 OTS. "OTS" shall mean the Office of Thrift Supervision, Department of the Treasury.

     1.73 Paying Agent. "Paying Agent" shall mean a bank or trust company selected by Mutual and reasonably satisfactory to First Federal.

     1.74   Payment Fund.  "Payment Fund" shall have the meaning specified in
Section 2.10 of this Agreement.

     1.75 Permits. "Permits" shall mean all licenses, permits, approvals, franchises, qualifications, permissions, agreements, orders and governmental authorizations required for the conduct of the business of the relevant Person.

     1.76 Permitted Liens. "Permitted Liens" shall mean those of the First Federal Existing Liens which are expressly noted as Permitted Liens on the First Federal Disclosure Schedule.

     1.77 Person. "Person" shall mean a natural person, corporation, bank, trust, partnership, association, governmental entity, agency or branch or department thereof, or any other legal entity.

     1.78 Quantified Material Adverse Effect. "Quantified Material Adverse Effect" shall mean the occurrence of a Material Adverse Effect upon First Federal and the First Federal Subsidiaries taken as a whole, in an amount greater than $1,000,000, calculated on an after-tax basis, resulting solely from a failure by First Federal to perform or fulfill any agreement or covenant made by First Federal in this Agreement or resulting solely from one or more of the representations and warranties made by First Federal in this Agreement becoming untrue based upon (i) any event occurring after the date hereof, or (ii) a discovery after the date hereof relating to the untruth of such representations and warranties as of the date hereof, but in either case excluding therefrom the effects on First Federal and the First Federal Subsidiaries arising from (y) general changes in market interest rates, any changes in Law, generally accepted accounting principals, regulatory accounting principals, regulatory assessments or economic or other changes affecting depository institutions or their holding companies generally, or (z) the costs and expenses relating to this Agreement and the transactions contemplated hereby, except to the extent such costs and expenses exceed $700,000 in the aggregate.

     1.79 Regulatory Approvals. "Regulatory Approvals" shall mean all of the approvals which are conditions precedent to consummating the Merger, as specified in Section 7.1(c) of this Agreement.

     1.80 Restructuring. "Restructuring" shall mean exclusively the consolidation of First Federal and the Bank with and into Mutual as described in
Section 2.15 of this Agreement.

     1.81 SAIF. "SAIF" shall mean the Savings Association Insurance Fund of the FDIC.

     1.82 SEC. "SEC" shall mean the United States Securities and Exchange Commission.

     1.83 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as the same may be in effect from time to time.

     1.84 Stock Option Agreement. "Stock Option Agreement" shall mean the Stock Option Agreement, of even date herewith, being entered into by and between First Federal and Mutual concurrently with their execution and delivery of this Agreement.

     1.85 Stock Option Consideration. "Stock Option Consideration" shall mean, with respect to any First Federal Stock Option, that amount which is equal to the difference between the Merger Per Share Consideration minus the exercise price of such First Federal Stock Option, if a positive number.

     1.86 Subsidiary. "Subsidiary" shall mean any corporation, financial institution, joint venture, partnership, limited liability company, trust or other business entity: (i) 25% or more of any outstanding class of whose voting interests is directly or indirectly owned by the relevant Person, or is held by it with power to vote; (ii) the election of a majority of whose directors, trustees, general partners or comparable governing body is controlled in any manner by the relevant Person; or (iii) with respect to the management or policies of which the relevant Person has the power, directly or indirectly, to exercise a controlling influence. Subsidiary shall include an indirect Subsidiary of the relevant Person which is controlled in any manner specified above through one of more corporations or financial institutions which are themselves Subsidiaries.

     1.87 Surviving Corporation. "Surviving Corporation" shall have the meaning specified in Section 2.1 of this Agreement.

     1.88 Trading Day. "Trading Day" shall mean any day on which stocks trade on NASDAQ/NMS.

     1.89   WBCL.  "WBCL" shall mean the Wisconsin Business Corporation Law.

     1.90 Wisconsin Savings Association Regulatory Agency. "Wisconsin Savings Association Regulatory Agency" shall mean the Administrator of the Division of Savings Institutions of the Wisconsin Department of Financial Institutions.

                                   ARTICLE II
                                   THE MERGER

     2.1 The Merger. This Agreement provides for the merger of Merger Corp. with and into First Federal, whereby the Merger Stock outstanding as of the Effective Time will be converted to cash as described herein. As of the Effective Time, Merger Corp. will be merged with and into First Federal which, as the surviving corporation (the "Surviving Corporation"), shall remain a Wisconsin business corporation registered under HOLA as a savings and loan holding company and, in such capacity, shall be governed by the laws of the State of Wisconsin and Federal laws applicable to registered savings and loan holding companies, including rules and regulations of regulatory authorities thereunder. The separate existence of Merger Corp. shall thereupon cease. The Merger shall be effected pursuant to the provisions of federal Law and the WBCL, and shall have the effects provided in the WBCL.

     2.2   Effect of the Merger.

          (a) At the Effective Time, the effect of the Merger shall be as provided in the WBCL, including the effects described in Sections 2.2(b) and 2.2(c) of this Agreement.

          (b) The corporate identity, existence, purposes, powers, franchises, privileges, assets, properties and rights of both First Federal and Merger Corp. shall be merged into and continued in the Surviving Corporation, and the Surviving Corporation shall be fully vested therewith. The separate existence of Merger Corp., except insofar as otherwise specifically provided by Law, shall cease at the Effective Time, whereupon Merger Corp. and the Surviving Corporation shall be and become one single corporation.

          (c) At the Effective Time, the Surviving Corporation shall succeed to, without other transfer, and shall possess and enjoy, all the rights, privileges, assets, properties, powers and franchises both of a public and a private nature, and be subject to all the restrictions, disabilities and duties of First Federal and Merger Corp., and all the rights, privileges, assets, properties, powers and franchises of First Federal or Merger Corp. and all property, real, personal and mixed, tangible or intangible, and all debts due to First Federal or Merger Corp. on whatever account, shall be vested in the Surviving Corporation; and all rights, privileges, assets, properties, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as they were of First Federal or Merger Corp.; and the title to or any interest in any real estate vested by deed or otherwise in First Federal or Merger Corp. shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and Liens upon any property of either First Federal or Merger Corp. shall be preserved unimpaired, and all debts, liabilities and duties of First Federal or Merger Corp. shall thenceforth attach to the Surviving Corporation and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Corporation.

     2.3 Effective Time. The consummation of the Merger shall be effected as promptly as practicable after the satisfaction or waiver of the conditions set forth in Article VII of this Agreement. The Merger shall become effective on the date and time specified in Articles of Merger to be filed with the Wisconsin Secretary of Financial Institutions. The date and time on which the Merger shall become effective is referred to in this Agreement as the "Effective Time."

     2.4   Articles and Bylaws of Surviving Corporation.

          (a) The Articles of Incorporation of Merger Corp. as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until amended in accordance with Law, except that the name of the corporation identified therein shall be changed to First Federal Bancshares of Eau Claire, Inc.

          (b) The Bylaws of Merger Corp. as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until amended in accordance with Law, except that the name of the corporation identified therein shall be changed to First Federal Bancshares of Eau Claire, Inc.

     2.5   Charter and Bylaws of the Bank; Offices of the Bank.

          (a) The Federal Stock Charter and Bylaws of the Bank in force immediately prior to the Effective Time initially shall be the Charter and Bylaws of the Bank immediately following the Effective Time.

          (b) The location of the main office of the Bank immediately prior to the Effective Time initially shall continue as the main office of the Bank immediately following the Effective Time, and the location of each of the Bank's branch offices immediately prior to the Effective Time shall continue as a branch location of the Bank immediately following the Effective Time.

     2.6 Directors and Officers of Surviving Corporation. As of the Effective Time, the duly qualified and acting directors and officers of Merger Corp. immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, to hold office as provided in the Bylaws of the Surviving Corporation.

     2.7 Conversion of First Federal Common Stock. At the Effective Time, and without any action on the part of the holders thereof:

          (a) Each share of Merger Stock shall be converted into the right to receive cash in an amount equal to the Merger Per Share Consideration in the manner and form, and on the terms and conditions, set forth in this Agreement. All such shares of Merger Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each certificate previously representing any such shares shall thereafter represent the right to receive cash at the rate of the Merger Per Share Consideration.

          (b) Each share of First Federal Common Stock held in the treasury of First Federal or owned by First Federal or any First Federal Subsidiary for its own account (other than shares of First Federal Common Stock held directly or indirectly in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity that are beneficially owned by third parties) immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

     2.8 Conversion of Stock of Merger Corp. At the Effective Time, each share of common stock of Merger Corp. then issued and outstanding, without any action on the part of the holder thereof, shall be converted into one share of common stock of the Surviving Corporation.

     2.9   Meeting of First Federal Shareholders.

          (a) First Federal will promptly take all steps necessary to cause the First Federal Meeting to be duly called, noticed, and held as soon as practicable and, in any event, no later than February 28, 1997 (unless postponed pursuant to Section 2.9(b) hereof), for the purpose of voting to approve this Agreement, the Stock Option Agreement, the Merger and all matters related thereto. Subject to Section 2.9(c) of this Agreement, First Federal will use its best efforts to secure the required approval of its Shareholders.

          (b) In connection with the First Federal Meeting, First Federal will prepare and cause to be mailed to its Shareholders a notice of the Meeting and a definitive proxy statement (together the "First Federal Proxy Statement") as soon as practicable. Notwithstanding the foregoing, mailing of the First Federal Proxy Statement shall be postponed until all of the conditions set forth in Sections 7.1(a), 7.1(c) and 7.2(j) of this Agreement have been satisfied, unless the parties mutually agree that said mailing should be commenced notwithstanding that any one or more of such conditions has not been satisfied. Moreover, First Federal shall not be obligated to commence mailing the First Federal Proxy Statement unless and until First Federal receives from Mutual written confirmation that Mutual is unaware of any facts, circumstances, conditions or developments that would cause the conditions set forth in Section 7.2(d) of this Agreement not to be satisfied.

          Mutual and Merger Corp. shall provide First Federal with any information for inclusion in the First Federal Proxy Statement which is required by Law or which is reasonably requested by First Federal. First Federal shall consult with Mutual with respect to the First Federal Proxy Statement and shall afford Mutual reasonable opportunity to comment thereon. If, at any time prior to the First Federal Meeting, any event should occur relating to First Federal which should be set forth in an amendment of, or a supplement to, the First Federal Proxy Statement, First Federal will promptly inform Mutual. In each such case, First Federal, with the cooperation of Mutual, will promptly prepare and mail such amendment or supplement and First Federal shall consult with Mutual with respect to such supplement or amendment and shall afford Mutual reasonable opportunity to comment thereon prior to such mailing. First Federal shall notify Mutual at least 48 hours prior to the mailing of the First Federal Proxy Statement, or any amendment or supplement thereto, to First Federal's Shareholders.

          (c) The First Federal Proxy Statement shall include the recommendation of the Board of Directors of First Federal in favor of the Merger; provided, however, that if the Board of Directors of First Federal shall, in good faith and after consulting with legal counsel, determine that to make such a recommendation would be a violation of its fiduciary obligations under applicable Law, then the Board of Directors of First Federal shall not be obligated to make any such recommendation.

     2.10 Payment of Merger Total Consideration. At the Closing and prior to the Effective Time, Mutual shall deliver to the Paying Agent, by a single wire transfer of immediately available funds to an account in the United States of America designated by the Paying Agent, an amount (such amount hereinafter referred to as the "Payment Fund") equal to the Merger Total Consideration.

     2.11   Surrender of Certificates.

          (a) Promptly after the Effective Time but no later than three (3) business days after the Effective Time, the Paying Agent shall deliver to each First Federal Shareholder a form of letter of transmittal and instructions for use in effecting the surrender of Merger Stock certificates for payment. Upon surrender to the Paying Agent of such certificates, together with such letter of transmittal, duly executed, the Paying Agent shall promptly pay to the First Federal Shareholder entitled thereto, in cash, the Merger Per Share Consideration multiplied by the number of shares of Merger Stock covered by such surrendered certificates and transmittal letters.

          (b) Until surrendered, each outstanding certificate, which prior to the Effective Time represented shares of Merger Stock, shall be deemed to represent and evidence only the right to receive the consideration to be paid therefor as set forth in Section 2.7 of this Agreement and until such surrender, no cash shall be paid to the holder of such outstanding certificate in respect thereof.

          (c) If payment of cash is to be made to a Person other than the Person in whose name the certificate surrendered is registered, it shall be a condition to such payment that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, and that the Person requesting such payment shall (i) pay to the Paying Agent any transfer or other taxes required by reason of payment to a person other than the registered holder of the certificates surrendered, (ii) authorize the Paying Agent to deduct any such taxes from such payment, or (iii) establish to the satisfaction of the Paying Agent that such tax has been paid or is not applicable.

          (d) No interest shall accrue or be payable with respect to any amounts which any holder of shares of Merger Stock shall be entitled to receive pursuant to this Agreement. The Paying Agent shall be authorized to pay the Merger Per Share Consideration attributable to any certificate representing shares of Merger Stock which has been lost or destroyed upon receipt of evidence of ownership of the shares of Merger Stock represented thereby and of appropriate indemnification, in each case reasonably satisfactory to Mutual.

          (e) After the Effective Time, there shall be no transfers on the stock transfer books of the Surviving Corporation of the shares of Merger Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates representing such shares are presented to the Surviving Corporation, they shall be canceled and exchanged for cash as provided in this Section 2.11 of this Agreement.

          (f) Any portion of the Payment Fund which remains undistributed to the shareholders of the Company six (6) months after the Effective Time shall be returned, at Mutual's request, by the Paying Agent to Mutual, which thereafter shall act as paying agent subject to the rights of holders of unsurrendered certificates of Merger Stock under this Article II and subject to applicable Law. Notwithstanding the foregoing, neither Mutual, the Paying Agent, nor any other party hereto shall be responsible or liable to any holder of Merger Stock for any cash delivered to any public official pursuant to any abandoned property, escheat or similar Law.

          (g) Mutual shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Merger Stock such amounts as Mutual is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax Law. To the extent that amounts are so withheld by Mutual, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Merger Stock in respect of which such deduction and withholding was made by Mutual.

     2.12   [Reserved].

     2.13 Continuation of Deposits. All savings accounts of the Bank shall retain the same status immediately after the Effective Time as they had prior thereto. Each deposit shall have a value equal to and the same character as the deposit immediately prior to the Effective Time and each holder of a savings account shall retain, without payment, a withdrawable savings account or accounts in the Bank equal in withdrawable amount to the withdrawal value of such holder's savings account in the Bank immediately prior to the Effective Time.

     2.14 Liquidation Account and Sub-Accounts. The liquidation account and sub-account balances of the Bank shall be continued for the benefit of certain account holders of First Federal who maintain their account in the Bank in the event of a complete liquidation of the Bank. The liquidation account balance shall be subject to downward adjustment to the extent of any downward adjustment to any sub-account balance in accordance with Section 563b.3(f) of the regulations of the OTS. A distribution of each sub-account balance may be made only in the event of a complete liquidation of the Bank and only out of funds available for such purpose after payment of all creditors but before any payments to stockholders. In the event the restructuring described in Section
2.15 below is effected following the Merger, the liquidation rights of holders of savings accounts in the Bank will be replaced with liquidation rights established for the benefit of Mutual's account holders under Laws applicable to Mutual and Mutual's Articles and Bylaws.

     2.15 Subsequent Restructuring. Concurrent with the Merger or promptly following the Effective Time, Mutual plans to consolidate First Federal and the Bank with and into Mutual. Presently it is anticipated that the Restructuring will be completed by liquidating First Federal and distributing its assets, after paying off or providing for all of its liabilities, to Mutual as First Federal's sole shareholder. Alternatively, First Federal may be merged into Mutual pursuant to applicable Law. Concurrent with or promptly following such liquidation or merger, the Bank will be merged with and into Mutual pursuant to the provisions of applicable Law, and dissolving First Federal. The Restructuring is subject to certain regulatory approvals. In the event the Restructuring is effected, Mutual agrees that it will assume and timely discharge any and all obligations, covenants and agreements of First Federal under this Agreement which are to be performed or discharged after the Effective Time, but which have not been fully performed or discharged as of the time the Restructuring is effected. Mutual agrees, however, that it will not alter the structure of the Restructuring as described herein if it would: (i) alter, change or reduce the amount of the consideration to be paid to holders of First Federal Common Stock or the manner or basis upon which such exchange is made;
(ii) have an adverse federal or state income tax consequence to First Federal, or any of the shareholders of First Federal; (iii) have an adverse effect on the shareholders of First Federal Common Stock; or (iv) would be likely to delay or jeopardize receipt of the Regulatory Approvals or satisfaction of any of the conditions to the Merger set forth in Article VII.

     2.16 Anti-Dilution Provisions. In the event that between the date of this Agreement and the Effective Time the issued and outstanding shares of First Federal Common Stock shall have been changed into a different number of shares as a result of a stock split, reverse stock split, stock dividend, recapitalization, reclassification or other similar transaction, or in the event the number of authorized and unissued shares of First Federal Common Stock subject to issuance upon the exercise of outstanding First Federal Stock Options shall have changed between the date of this Agreement and the Effective Time as the result of the granting of additional First Federal Stock Options, then the Per Share Merger Consideration shall be adjusted appropriately.

                                  ARTICLE III
                                OTHER AGREEMENTS

     3.1 Access. Upon reasonable notice, First Federal shall afford to Mutual's officers, employees, accountants, legal counsel and other representatives access, during normal business hours, to all of First Federal's and its Subsidiaries' properties, books, contracts, commitments and records; provided that First Federal shall have the right to redact any information from such materials which relates to assessments, analyses or discussions of a possible Acquisition engaged in by First Federal prior to the date of this Agreement, or which, subsequent to such date, relates to any breach by Mutual, any failure of any of the closing conditions of any of the parties, or any other matters or issues related to First Federal's evaluation of the Merger or its obligations under this Agreement, or would impair the First Federal Board of Directors' ability to discharge its fiduciary duties.

     3.2 First Federal's Disclosure Schedule.

          (a) Contemporaneously with the execution and delivery of this Agreement, First Federal is delivering to Mutual the First Federal Disclosure Schedule, which is accompanied by a certificate signed by the Chief Executive Officer and Secretary of First Federal stating that the First Federal Disclosure
Schedule is being delivered pursuant to this Agreement and is the First Federal Disclosure Schedule referred to in this Agreement. The First Federal Disclosure
Schedule is deemed to constitute an integral part of this Agreement and to modify the representations, warranties, covenants or agreements of First Federal contained in this Agreement to the extent that such representations, warranties, covenants or agreements expressly refer to the First Federal Disclosure Schedule. All capitalized terms used in the First Federal Disclosure Schedule shall have the definitions specified in this Agreement. All descriptions or listings of documents contained in the First Federal Disclosure Schedule are qualified in their entirety by reference to the documents so described, true copies of which First Federal heretofore has delivered to Mutual. Except as expressly stated to the contrary in the First Federal Disclosure Schedule, disclosure of a matter or document in the First Federal Disclosure Schedule shall not be deemed to be an acknowledgement that such matter is material or outside the ordinary course of business of First Federal. Disclosure of any matter or event in any of the schedules included in the First Federal Disclosure Schedule shall be deemed disclosure for purposes of any and all other schedules included therein without the need of specific cross reference or duplication, provided, however, that disclosure of an agreement or other document in a listing of agreements or documents without any summary or description of the substance thereof shall be deemed disclosure only for purposes of the schedule in which such agreement or other document is listed.

          (b) Updates. Prior to the Closing Date, First Federal shall update the First Federal Disclosure Schedule on a monthly basis by written notice to Mutual to reflect any matters which have occurred from and after the date of this Agreement which, if existing on the date of this Agreement, would have been required to be described in the First Federal Disclosure Schedule.

     3.3 Duties Concerning Representations.  Each party to this Agreement shall:
(a) to the extent within its control, use best efforts to cause all of its representations and warranties contained in this Agreement to be true and correct in all respects at the Effective Time with the same force and effect as if such representations and warranties had been made on and as of the Effective Time; (b) use best efforts to cause all of the conditions precedent set forth in
Article VII of this Agreement to be satisfied. Neither party shall take any action, nor agree to commit to take any action, which would or reasonably can be expected to: (i) adversely affect the ability of either Mutual or First Federal to obtain the Regulatory Approvals; (ii) adversely affect a party's ability to perform its covenants or agreements under this Agreement; or (iii) result in any of the conditions to the Merger set forth in Article VII not being satisfied.

     3.4 Deliveries of Information; Consultation. From time to time prior to the Effective Time, and subject to the limitations on Mutual's access rights under Section 3.1 of this Agreement and to the confidentiality provisions of
Section 3.13 of this Agreement:

          (a) Deliveries by First Federal. First Federal shall furnish promptly to Mutual: (i) a copy of each significant report, schedule and other document filed by or received by First Federal or its Subsidiaries pursuant to the requirements of federal or state securities or financial institution Laws or any other applicable Laws promptly after such documents are available; (ii) its consolidated monthly financial statements (as prepared in accordance with its normal accounting procedures) promptly after such financial statements are available; (iii) a summary of any action taken by First Federal or its Subsidiaries' Board of Directors, or any committee thereof; and (iv) all other significant information concerning First Federal and its Subsidiaries' business, properties and personnel as Mutual may reasonably request.

          (b) Consultation. Representatives of First Federal and Mutual shall confer and consult with one another on a regular and frequent basis to report on operational matters and the general status of First Federal's ongoing business operations.

          (c) Regulatory Matters. Representatives of First Federal and Mutual shall discuss with one another any matters in which any state or federal regulator (i) of First Federal or any of its Subsidiaries, is involved, or (ii) of Mutual is involved if such involvement relates to any of the transactions contemplated by this Agreement.

          (d) Litigation. Each party to this Agreement shall provide prompt notice to the other party of any litigation, arbitration, proceeding, governmental investigation, citation or action of any kind which may be commenced, threatened or proposed by any Person concerning the legality, validity or propriety of the transactions contemplated by this Agreement. If any such litigation is commenced against any party to this Agreement, the parties shall cooperate in all respects in connection with such litigation.

     3.5 Directors' and Officers' Indemnification.

          (a) Mutual's Indemnification. From and after the Effective Time, Mutual shall indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer, director or employee of First Federal or any First Federal Subsidiary (the "Indemnified Parties") against (i) all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement with the approval of Mutual (which approval shall not be unreasonably withheld) of or in connection with any claim, action, suit, proceeding or investigation which is based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or employee of First Federal or any First Federal Subsidiary, whether pertaining to any matter existing or occurring at or prior to the Effective Time, but only if filed, initiated, asserted or claimed prior to, or at or within seven years after, the Effective Time ("Indemnified Liabilities") and (ii) all Indemnified Liabilities based in whole or in part, or arising in whole or in part out of, or pertaining to, this Agreement or the transactions contemplated hereby, in each case to the full extent First Federal would have been permitted under the WBCL and First Federal's Articles of Incorporation and Bylaws (as amended and in effect as of the date of this Agreement) to indemnify such person, and Mutual shall pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the full extent permitted by Law upon receipt of any affirmation and undertaking required by Section 180.0853 of the WBCL. Without limiting the foregoing, in the event any such claim, action, suit, proceeding or investigation is brought against any Indemnified Party (whether brought before or within seven years after the Effective Time): (x) any counsel retained by the Indemnified Parties for any period after the Effective Time shall be reasonably satisfactory to Mutual; (y) after the Effective Time, Mutual shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; and (z) after the Effective Time, Mutual will use all reasonable efforts to assist in the vigorous defense of any such matter, provided that Mutual shall not be liable for any settlement of any claim effected without its written consent, which consent, however, shall not be unreasonably withheld. Any Indemnified Party wishing to claim indemnification under this Section 3.5, upon learning of any such claim, action, suit, proceeding or investigation, shall notify Mutual (but the failure so to notify Mutual shall not relieve it from any liability which it may have under this
Section 3.5 except to the extent such failure prejudices such party), and shall deliver to Mutual the affirmation and undertaking, if any, required by Section
180.0853 of the WBCL. The Indemnified Parties as a group may retain only one law firm to represent them with respect to each such matter unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties.

          (b) Parties Benefitted. The provisions of this Section 3.5 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives, and shall survive the Effective Time and any merger, consolidation or reorganization of Mutual, including the Restructuring.

     3.6 Letter of First Federal's Accountants. First Federal shall use its best efforts to cause to be delivered to Mutual a letter of Ernst & Young LLP, First Federal's independent auditors, dated a date within three business days before the date on which the First Federal Proxy Statement is first mailed to First Federal Shareholders and addressed to Mutual, in form and substance reasonably satisfactory to Mutual and customary in scope and substance for letters delivered by independent public accountants in connection with proxy statements similar to the First Federal Proxy Statement.

     3.7 Legal Conditions to Merger. Each party to this Agreement will: (a) take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to the Merger (including making all filings and requests in connection with the Regulatory Approvals and furnishing all information required in connection therewith); (b) promptly cooperate with and furnish information to the other party in connection with any such requirements imposed upon any of them in connection with the Merger; and
(c) take all reasonable actions necessary to obtain (and will cooperate with the other party in obtaining) any consent, authorization, order or approval of, or any exemption by, any governmental entity or other public or private Person, required to be obtained by the parties to this Agreement in connection with the Merger or the taking of any action contemplated thereby or by this Agreement.

     3.8 Stock Listings. First Federal shall use its best efforts to maintain the listing of First Federal Common Stock on the NASDAQ/NMS through the Effective Time. It is the intention of the parties that by taking this action First Federal Shareholders will not be entitled to any dissenters' or appraisal rights under applicable Law as a result of the Merger and the transactions contemplated by this Agreement.

     3.9 Announcements. Subject to each party's disclosure obligations imposed by Law, First Federal and Mutual will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement or any of the transactions contemplated hereby and shall not issue any public Announcement or statement with respect thereto prior to consultation with the other party.

     3.10 Best Efforts. Subject to the terms and conditions of this Agreement and subject to the fiduciary duties of the Board of Directors of each party, each of the parties agrees to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary or advisable to consummate the transactions contemplated by this Agreement.

     3.11 Employee And Managerial Matters.

          (a) Employees. Mutual agrees to consider each of the Bank's employees for continued employment by the Bank in a comparable position following the Effective Time. All such evaluations will be conducted in accordance with Mutual's hiring practices and employment standards, including Mutual's assessments of the Bank's present and future needs for the experience and skills possessed by any particular employee. Mutual anticipates that, at least initially, the Bank will continue to employ substantially all, if not all, of the Bank's present employees. In the event any full-time employee who has completed one or more years of service with the Bank (and who is not covered by an employment contract or severance agreement) is terminated by Mutual other than for cause and within four months of the Closing Date, such employee shall be entitled to a severance benefit equal to two weeks' base compensation plus an additional week of base compensation for each additional full year of service completed with the Bank prior to the Closing Date (up to a total maximum severance benefit of eight weeks' base compensation).

     (b) Advisory Board of Mutual. Mutual shall establish an advisory board of directors of Mutual consisting of the following individuals, all of whom presently serve as directors of First Federal: Donald T.
Tietz, Douglas R. Trembath, David G. Anderson, Michael P. Kell, Kermit C. Walker and David M. Frederikson. Such individuals shall serve and remain as members of Mutual's Advisory Board pursuant to the terms of Mutual's Bylaws for a period of eighteen (18) months following the Closing Date. For their services in this capacity, each member of the Advisory Board shall receive a retainer fee in the amount of $1,000 per month. Mutual shall have no obligation to fill any vacancy which arises on the Advisory Board as a result of the voluntary resignation, disability or death of any member of the Advisory Board.

     (c) Board of Directors of Bank. The Board of Directors of the Bank initially shall consist of individuals designated by Mutual.

     (d) First Federal Replacement Employment Agreements; Severance
Benefits. At the Closing and at the election and direction of Mutual, the Bank shall, with respect to each of the First Federal Executives, either:
(i) enter into a First Federal Replacement Employment Agreement; or (ii) enter into a First Federal Severance Agreement.

     3.12 Employee Benefit Matters.

     (a) First Federal Stock Option Plan.  Prior to the Closing
Date, First Federal shall take any and all actions necessary so that, effective as of the Effective Time, the First Federal Stock Option Plan will be terminated, and any and all shares reserved for issuance in connection with the exercise of options granted under such Plan (including those reserved for issuance upon the exercise of First Federal Stock Options granted prior to, and outstanding as of, the Effective Time) shall be free of all restrictions associated with such reservation and shall constitute authorized and unissued shares of First Federal Common Stock.

     (b) First Federal ESOP. At or prior to the Effective Time, participation in the First Federal ESOP shall be discontinued and no additional participants shall be permitted in the First Federal ESOP at or after such time. Mutual shall, as soon as reasonably practicable after all assets of the ESOP have been allocated to the participants in accordance with the terms of the ESOP, terminate the First Federal ESOP and apply for a letter of determination from the IRS confirming that the termination of the First Federal ESOP does not adversely affect its tax qualified status. The cash proceeds received in connection with the Merger upon the conversion into cash of shares of First Federal Common Stock held in the First Federal ESOP suspense account shall be used to prepay the principal and interest outstanding and unpaid under the First Federal ESOP Indebtedness. Upon full payment of the First Federal ESOP Indebtedness, maximum allocations from the First Federal ESOP suspense account shall be made to participants' accounts until completely exhausted.

     (c) First Federal Deferred Compensation Plan. Prior to the Closing Date, First Federal shall cause to be taken any and all actions necessary to limit contributions to the First Federal Deferred Compensation Plan so that:
(i) for the year ending December 31, 1997 and for all years thereafter until the First Federal ESOP has been terminated as provided in Section 3.12(b) of this Agreement, such contributions will be calculated so as to provide to the participant an allocation in an amount equal to the difference between the amount of the allocation such participant would be entitled to receive for the relevant year under the provisions of the First Federal ESOP (including as total compensation for such participant only such participant's base salary and bonus for the relevant year) without taking into effect the limitations imposed under the Code, minus the amount of the First Federal ESOP allocation actually received by such participant as a result of the application of such Code limitations; and (ii) for years after the First Federal ESOP is terminated as provided in Section 3.12(b) of this Agreement, so as to provide the participant with a contribution in an amount equal to the difference between the amount of the contribution Mutual would make to its qualified retirement plans on behalf of such participant (including as the participant's total compensation only the participant's base salary and bonus for the relevant year) without giving effect to any limitations imposed under the Code, minus the amount of the contribution actually made by Mutual to its qualified retirement plans on behalf of such participant giving effect to the limitations imposed by the Code. After the Closing Date, Mutual shall assume and continue the First Federal Deferred Compensation Plan for the benefit of Mr. Tietz to this limited extent.

     (d) First Federal Profit Sharing Plan. At or prior to the Effective Time, participation in the First Federal Profit Sharing Plan shall be discontinued and no additional participants shall be permitted in such Plan at or after such time. Mutual shall as soon as reasonably practicable after the Effective Time terminate the First Federal Profit Sharing Plan and apply for a letter of determination from the IRS confirming that the termination of the First Federal Profit Sharing Plan does not adversely affect its tax qualified status. Upon receipt of such a determination letter, all assets held in the First Federal Profit Sharing Plan shall be distributed to participants or transferred on behalf of the participants to Mutual's tax-qualified retirement plans in accordance with the terms of the Plan and ERISA.

     (e) First Federal Incentive Plan. First Federal shall take any and all actions necessary so that, effective as of the Effective Time, all shares of First Federal Common Stock awarded to participants in the First Federal Incentive Plan prior to the Effective Time immediately will vest to the participant, and the 48,560 shares of First Federal Common Stock held by the First Federal Incentive Plan which have not been awarded to participants will be cancelled without consideration and restored to the status of authorized and unissued shares of First Federal Common Stock.

     (f) Health and Welfare Benefits.  Prior to the Closing Date, First
Federal shall cause to be taken all actions necessary to terminate and discontinue, as of the Effective Time, all of First Federal's and the Bank's health and welfare benefit plans, programs, insurance and policies, except as necessary to continue paying benefits to eligible participants receiving benefits as of the Effective Time and except as necessary to provide COBRA benefits to any employees of the Bank who may be entitled to receive such benefits as a result of discontinuance of their employment with the Bank, if any. In this regard, Mutual acknowledges that First Federal sponsors a defined benefit healthcare plan that provides post-retirement medical benefits to all retired employees, directors and their spouses who have completed 10 or more years of service. Mutual agrees to cause the Bank to continue offering benefits to those employees who have reached age 50 and have completed 15 years of service with the Bank prior to the Closing Date and who subsequently remain employed by the Bank, Mutual or any Subsidiary of Mutual until attainment of age 65 (a schedule of employees receiving such benefits, or who may become eligible to receive such benefits, is included in the First Federal Disclosure Schedule), it being agreed that, prior to the Closing Date, First Federal shall cause to be taken any and all actions necessary to amend such plan so as to achieve this result and so that, on an actuarial basis, the total projected benefits payable under such plan will not exceed $846,000 (the accrued liability associated with this plan as reflected on First Federal's consolidated balance sheet as of December 31, 1995). Notwithstanding the foregoing, the parties agree and intend that Mutual's total liability to pay benefits under this plan is limited in the aggregate to $846,000. From and after the Effective Time, employees retained in the employment of the Bank will be eligible to participate in the health and welfare benefits, programs, plans, insurance and policies sponsored by Mutual for the benefit of its employees.

     (g) Sick Leave and Vacation Pay. Effective as of the Effective Time, employees retained in the employment of the Bank will receive sick days and vacation days in accordance with Mutual's standard policies. Such employees will not be permitted to carry over any accrued and unused sick days or vacation time accumulated during their employment with the Bank prior to the Effective Time. However, for purposes of determining the amount of vacation time such employees will be entitled to receive under Mutual's vacation policy, such employees will receive credit for their years of credit service with the Bank prior to the Effective Time. Furthermore, as soon as reasonably practicable following the Effective Time, Mutual shall cause the Bank to pay to all persons in its employ as of the Effective Time who have accumulated accrued and unused vacation days while employed by the Bank prior to the Effective Time an aggregate amount equal to their respective shares of the accrued value of the total vacation days as will be reflected on First Federal's consolidated balance sheet as of December 31, 1996. For purposes of determining the amount of sick days such employees will be entitled to receive under Mutual's sick days policy, employees will receive credit for their years of credit service prior to the Effective Time.

     (h) Participation in Qualified Mutual Employee Benefit Plans. All employees retained in the employment of the Bank following the Effective Time shall be eligible to participate in any and all qualified pension and retirement plans and other qualified Employee Benefit Plans sponsored from time to time by Mutual for the benefit of its employees as of the first entry date following the date on which the First Federal ESOP is terminated as provided in
Section 3.12(b) of this Agreement. Such employees shall be credited for eligibility and vesting purposes, but not for benefit purposes, for the years of credit service they accumulated during their employment with the Bank prior to the Effective
Time. In addition, Mutual shall exercise all reasonable efforts to enable employees retained by the Bank following the Effective Time to reinvest in Mutual's 401(k) Savings Plan the proceeds received by them in connection with the distributions from the First Federal ESOP, the First Federal Deferred Compensation Plan and the First Federal Profit Sharing Plan described in Sections 3.12(b), (c) and (d), respectively, of this Agreement.

     3.13 Confidentiality. Mutual agrees to treat as strictly confidential and agrees not to divulge to any other Person (other than its employees, attorneys, accountants, financial advisors and other agents and representatives who have a need to know such information for purposes of assisting Mutual in fulfilling its obligations under this Agreement) any financial statements, schedules, contracts, agreements, instruments, papers, documents and other information relating to First Federal which it may come to know or which may come into its possession pursuant to this Agreement or otherwise during the course of conducting its investigations contemplated by this Agreement and, if the transactions contemplated by this Agreement are not consummated for any reason, Mutual agrees promptly to return to First Federal all materials furnished to Mutual by or at the direction of First Federal. Notwithstanding the foregoing, information shall not be deemed confidential, and Mutual shall have no duty of confidentiality with respect to information which: (a) is known to Mutual at the time it is disclosed by or at the direction of First Federal; (b) is disclosed to Mutual by a third party not known by Mutual to have an independent duty of confidentiality to First Federal with respect thereto; (c) is in the public domain at the time it is provided to Mutual by or at the direction of First Federal, or thereafter falls into the public domain otherwise than as a result of a breach by Mutual of its obligation of confidentiality under this Section 3.13 of this Agreement. In the event Mutual is required or finds it necessary to disclose any of the confidential information in connection with any of the Regulatory Approvals, Mutual will notify First Federal of that fact and will cooperate with First Federal so as to minimize the amount of confidential information to be so disclosed and to take such reasonable precautions to maintain the confidentiality of such information as may be requested by First Federal, including requests to the regulatory authorities that such information be deemed confidential and not subject to disclosure under the Freedom of Information Act. In the event Mutual otherwise is required to disclose any such confidential information, Mutual agrees that it will provide First Federal with prompt notice of such required disclosures so that First Federal may seek an appropriate protective order and/or waive Mutual's compliance with the provisions of this Section 3.13 of this Agreement.

     3.14 Conformance to Reserve Policies. First Federal shall cause the Bank to establish such additional accruals and reserves as may be necessary, in the reasonable judgment of Mutual, to conform the Bank's general valuation allowances to Mutual's asset classification policy, as well as to reflect the costs and expenses of First Federal with respect to the Merger and the other transactions contemplated by this Agreement; provided, however, that First Federal shall not be required to cause the Bank to take any such action until the Regulatory Approvals have been received and First Federal is reasonably satisfied that the Merger will be consummated. First Federal's representations, warranties and covenants contained in this Agreement shall not be deemed to be untrue or breached in any respect for any purpose as a consequence of any modification or changes undertaken by the Bank in order for First Federal to comply with the requirements of this Section 3.14 of this Agreement.

     3.15 Conduct of Mutual's Business. Mutual will maintain its corporate existence in good standing and conduct its business so as to be able to consummate the transactions contemplated by the Agreement. Mutual shall, in the event it becomes aware of the impending or threatened occurrence of any event or condition which would cause or constitute a breach (or would have caused or constituted a breach had such event occurred or been known prior to the date hereof) of any of its representations, covenants or agreements contained or referred to herein, give prompt written notice thereof to First Federal and use its best efforts to prevent or promptly remedy the same.

     3.16 FDICIA Management Certification Systems. As soon as reasonably practicable following the date of this Agreement, First Federal shall retain the services of its independent accounting firm, Ernst & Young LLP, for the purpose of providing consultation and advice to First Federal in connection with First Federal's development of management certification systems and controls designed to comply with the requirements of the Federal Deposit Insurance Corporation Improvement Act of 1991 applicable to institutions with total consolidated assets in excess of $500 million. Any expenses incurred by First Federal in this regard will not be considered expenses incurred in connection with the transactions contemplated by this Agreement, nor shall such expenses be considered in determining whether a Quantified Material Adverse Effect has occurred for purposes of Section 7.2(d) of this Agreement.

                                   ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF FIRST FEDERAL


     First Federal hereby represents and warrants to Mutual that:


     4.1 Organization and Qualification; Subsidiaries.

     (a) First Federal is a corporation duly organized, validly existing and in active status under the Laws of the State of Wisconsin, and is a registered savings and loan holding company under HOLA. The Bank is a Federally-chartered capital stock savings bank duly organized, validly existing and in good standing under the Laws of the United States. The deposits of the Bank are insured by the SAIF of the FDIC as permitted by Federal Law, and the Bank has paid all premiums and assessments required thereunder. The Bank is a member in good standing of the FHLB of Chicago. Each of the other First Federal Subsidiaries is duly organized, validly existing and in good standing under the laws of the state of its incorporation. Each of First Federal and the First Federal Subsidiaries has the requisite corporate power and authority and is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders ("First Federal Approvals") necessary to own, lease and operate its properties and to carry on its business as it is now being conducted, including appropriate authorizations from the OTS, the FDIC, the Wisconsin Savings Association Regulatory Agency and the Minnesota Savings Association Regulatory Agency, except where a failure to be so organized, existing and in good standing or to have such power, authority and First Federal Approvals would not, individually or in the aggregate, have a Material Adverse Effect on First Federal and the First Federal Subsidiaries, taken as a whole, and neither First Federal nor any First Federal Subsidiary has received any notice of proceedings relating to the revocation or modification of any First Federal Approvals.

     (b) First Federal and each First Federal Subsidiary is duly qualified or licensed as a foreign corporation to conduct business, and is in good standing (or the equivalent thereof) in each jurisdiction where the character of the properties it owns, leases or operates or the nature of the activities it conducts make such qualification or licensing necessary, except for such failures to be so duly qualified and licensed and in good standing that would not, either individually or in the aggregate, have a Material Adverse Effect on First Federal and the First Federal Subsidiaries, taken as a whole.

     (c) A true and complete list all Subsidiaries of First Federal (the
"First Federal Subsidiaries"), together with (i) First Federal's direct or indirect percentage ownership of each First Federal Subsidiary; (ii) the jurisdiction in which the First Federal Subsidiaries are incorporated; and
(iii) a description of the principal business activities conducted by each First Federal Subsidiary, is set forth in the First Federal Disclosure Schedule. Except as set forth in the First Federal Disclosure Schedule, First Federal and/or one or more of the First Federal Subsidiaries owns beneficially and of record all of the outstanding shares of capital stock of each of the First Federal Subsidiaries. Except for the Subsidiaries identified in the First Federal Disclosure Schedule, First Federal does not directly or indirectly own any equity or similar interests in, or any interests convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, limited liability company, joint venture or other business association or entity other than in the ordinary course of business, and in no event in excess of 10% of the outstanding equity or voting securities of such entity.


     4.2 Articles of Incorporation and Bylaws. First Federal heretofore has furnished to Mutual a complete and correct copy of the Articles of Incorporation and Bylaws, as amended or restated, of First Federal and of each First Federal Subsidiary. Such Articles of Incorporation and Bylaws are in full force and effect. Neither First Federal nor any First Federal Subsidiary is in violation of any of the provisions of its Articles of Incorporation or Bylaws.

     4.3 Capitalization. The authorized capital stock of First Federal consists of 12,000,000 shares of First Federal Common Stock and 1,000,000 shares of preferred stock, par value $.01 per share. As of the date of this Agreement, (a) 6,855,379 shares of First Federal Common Stock are issued and outstanding, all of which are duly authorized, validly issued, fully paid and non-assessable, except as otherwise provided by Section 180.0622(2)(b) of the WBCL (including judicial interpretations thereof and of Section 180.40(6), its predecessor statute), and not issued in violation of any preemptive right of any First Federal Shareholder, (b) 360,809 shares of First Federal Common Stock are held in the treasury of First Federal, (c) 523,174 shares of First Federal Common Stock are subject to issuance pursuant to outstanding First Federal Stock Options, and (d) 198,444 shares of First Federal Common Stock are reserved for future issuance pursuant to the First Federal Stock Option Plan. As of the date of this Agreement, no shares of First Federal's preferred stock are issued and outstanding. Except as set forth in clauses (c) and (d) above, as of the date of this Agreement First Federal has not granted any options, warrants or other rights, agreements, arrangements or commitments of any character, including without limitation voting agreements or arrangements, relating to the issued or unissued capital stock of First Federal or any First Federal Subsidiary or obligating First Federal or any First Federal Subsidiary to issue or sell any shares of capital stock of, or other equity interests in, First Federal or any First Federal Subsidiary. All shares of First Federal Common Stock subject to issuance as described in the foregoing, upon issue on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable, except as otherwise provided in Section 180.0622(2)(b) of the WBCL (including judicial interpretations thereof and of Section 180.40(6), its predecessor statute), and will not be issued in violation of any preemptive right of any First Federal Shareholder. Except as described in the First Federal Disclosure Schedule, there are no obligations, contingent or otherwise, of First Federal or any First Federal Subsidiary to repurchase, redeem or otherwise acquire any shares of First Federal Common Stock or the capital stock of any First Federal Subsidiary or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any First Federal Subsidiary or any other entity. Each of the outstanding shares of capital stock of each First Federal Subsidiary is duly authorized, validly issued, fully paid and nonassessable, except, where applicable, as provided in Section 180.0622(2)(b) of the WBCL (including judicial interpretations thereof and of Section 180.40(6), its predecessor statute), and such shares owned by First Federal or another First Federal Subsidiary are owned free and clear of all security interests, liens, claims, pledges, agreements, limitations of First Federal's voting rights, charges or other encumbrances of any nature whatsoever.

     4.4 Authorization: Enforceability. The entering into, execution, delivery and performance of this Agreement and all of the documents and instruments required by this Agreement to be executed and delivered by First Federal or the Bank are within the corporate power of First Federal or the Bank, as the case may be, and: (a) have been duly and validly authorized by the requisite vote of the Board of Directors of First Federal or the Bank, as the case may be; and (b) upon the approval of the First Federal Shareholders and receipt of all Regulatory Approvals, shall be duly and validly authorized by all necessary corporate action. This Agreement is, and the other documents and instruments required by this Agreement to be executed and delivered by First Federal or the Bank will be, when executed and delivered by First Federal and the Bank, the valid and binding obligations of First Federal and the Bank, enforceable against each of them in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws generally affecting the rights of creditors and subject to general equity principles.

     4.5 No Violation or Conflict. Subject to the receipt of the Regulatory Approvals, the execution, delivery and performance of this Agreement and all of the documents and instruments required by this Agreement to be executed and delivered by First Federal do not and will not conflict with or result in a breach of any Law, the Articles of Incorporation or Bylaws of First Federal, the Federal Stock Charter or Bylaws of the Bank or the Articles of Incorporation or Bylaws of any First Federal Subsidiary, constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any First Federal Existing Contract or any First Federal Existing Permit, or the creation of any Lien upon any of the properties or assets of First Federal or any First Federal Subsidiary, in each case which would have a Material Adverse Effect on First Federal and the First Federal Subsidiaries taken as a whole.

     4.6 Title to Assets; Leases. Except for Liens for current taxes not yet due and payable, pledges to secure deposits and such imperfections of title, easements and other encumbrances, if any, as do not materially detract from the value of or substantially interfere with the present use of the property affected thereby, First Federal owns good and marketable title to the assets and properties which it owns or purports to own, free and clear of any and all Liens, except: (a) the First Federal Existing Liens; and
(b) the Permitted Liens on the Closing Date. There is not, under any leases pursuant to which First Federal or any of the First Federal Subsidiaries leases from others real or personal property, any default by First Federal, any First Federal Subsidiary or, to the best of First Federal's knowledge, any other party thereto, or any event which with notice or lapse of time or both would constitute such a default.

     4.7 Litigation. Except for the First Federal Existing Litigation: (a) neither First Federal nor any First Federal Subsidiary is subject to any continuing order of, or written agreement or memorandum of understanding with, or, to the knowledge of First Federal, any continuing material investigation by, any federal or state savings and loan or insurance authority or other governmental entity, or any judgment, order, writ, injunction, decree or award of any governmental entity or arbitrator, including, without limitation, cease and desist or other orders of any savings and loan regulatory authority; (b) there is no claim, litigation, arbitration, proceeding, governmental investigation, citation or action of any kind pending or, to the knowledge of First Federal, proposed or threatened, against or relating to First Federal or any First Federal Subsidiary, nor is there any basis known to First Federal for any such action; (c) there are no actions, suits or proceedings pending or, to the knowledge of First Federal, proposed or threatened, against First Federal by any Person which question the legality, validity or propriety of the transactions contemplated by this Agreement; and (d) there are no uncured material violations or violations with respect to which material refunds or restitutions may be required, cited in any compliance report to First Federal or any First Federal Subsidiary as a result of an examination by any regulatory authority.

     4.8 Securities and Banking Reports; Books and Records.

     (a) Since January 1, 1993, First Federal and the Bank have filed all reports, registration statements, definitive proxy statements and prospectuses, together with any amendments required to be made with respect thereto, that were and are required to be filed under the Securities Act, Exchange Act or any other Law with:
(i) the SEC; (ii) the OTS; (iii) the FHLB of Chicago; (iv) the FDIC; and (v) any other applicable state securities or savings and loan authorities (all such reports, statements and prospectuses are collectively referred to herein as the "First Federal Reports"). When filed, each of the First Federal Reports complied as to form and substance in all material respects with the requirements of applicable Laws.

     (b) Each of the consolidated audited financial statements and consolidated unaudited interim financial statements (including, in each case, any related notes thereto) of First Federal included in the First Federal Reports filed with the SEC have been or will be, as the case may be, prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto and except with respect to consolidated unaudited interim statements as permitted by Form 10-Q of the SEC) and each fairly present the consolidated financial condition of First Federal as of the respective dates thereof and the consolidated income, equity and cash flows for the periods then ended, subject, in the case of the consolidated unaudited interim financial statements, to normal year-end and audit adjustments and any other adjustments described therein.

     (c) The minute books of First Federal and the First Federal Subsidiaries contain accurate and complete records of all meetings and actions taken by written consent by their respective shareholders and Boards of Directors (including all committees of such Boards), and all signatures contained therein are the true signatures of the Persons whose signatures they purport to be. The share transfer books of First Federal are correct, complete and current in all respects. The accounting books and records of First
Federal:  (i) are in all material respects correct and complete;
(ii) are current in a manner consistent with past practice; and
(iii) have recorded therein all the properties and assets and liabilities of First Federal.

     4.9 Absence of Certain Changes. Except as set forth in the First Federal Disclosure Schedule, since December 31, 1995 there has not been any:

     (a) change in the financial condition, properties, business or results of operations of First Federal or any First Federal
Subsidiary having a Material Adverse Effect on First Federal and the First Federal Subsidiaries, taken as a whole;


     (b) damage, destruction or loss (whether or not covered by insurance) with respect to any assets of First Federal or any First Federal Subsidiary having a Material Adverse Effect on First
Federal and the First Federal Subsidiaries, taken as a whole;

     (c) transactions by First Federal or any First Federal
Subsidiary outside the ordinary course of their respective businesses or inconsistent with past practices, except for the transactions contemplated by this Agreement;

     (d) except for regular quarterly cash dividends of $0.07 per share on First Federal Common Stock with usual record and payment dates, declaration or payment or setting aside the payment of any dividend or any distribution in respect of the capital stock of First Federal or any direct or indirect redemption, purchase or other acquisition of any such stock by First Federal;

     (e) allocations to the accounts of any directors, officers or employees of First Federal or of any First Federal Subsidiary pursuant to any of the First Federal Existing Plans other than in the normal course and in accordance with the terms of the First Federal Existing Plans (none of which have been amended or established subsequent to December 31, 1995);

     (f) contribution to, increase in, or establishment of any Employee Benefit Plan (including, without limitation, the granting of stock options, stock appreciation rights, performance awards or restricted stock awards), or any other increase in the compensation payable or to become payable to any officers, directors or key employees of First Federal or any First Federal Subsidiary other than in the normal course and in accordance with the terms of the First Federal Existing Plans (none of which have been amended or established subsequent to December 31, 1995); or

     (g) change in the method of accounting or accounting practices of First Federal or any First Federal Subsidiary.

     4.10 Buildings and Equipment. Except as set forth in the First Federal Disclosure Schedule: (a) the Buildings and the Equipment of First Federal and the First Federal Subsidiaries are in good operating condition and repair, reasonable wear and tear excepted; (b) are adequately insured for the nature of First Federal's business with the self-insured retentions specified on the First Federal Disclosure Schedule; (c) such assets and their use conform in all material respects to applicable Laws; and (d) no notice of any violation of any building, zoning or other Law relating to such assets or their use has been received by First Federal or any First Federal Subsidiary.

     4.11 First Federal Existing Contracts. The First Federal Disclosure Schedule lists and briefly describes each Contract (the "First Federal Existing Contracts") to which First Federal or a First Federal Subsidiary is a party or by which its assets are bound and which constitutes:

     (a) a lease of, or agreement to purchase or sell, any capital assets;


     (b) any management, consulting, employment, personal service, severance, agency or other contract or contracts providing for employment or rendition of services and which: (i) are in waiting, or (ii) create other than an at will employment relationship; or
(iii) provide for any commission, bonus, profit sharing, incentive, retirement, consulting or additional compensation;

     (c) any agreements or notes evidencing any Indebtedness;

     (d) a power of attorney (whether revocable or irrevocable) given to any Person by First Federal or any First Federal
Subsidiary that is in force;

     (e) an agreement by First Federal or any First Federal
Subsidiary not to compete in any business or in any geographical area;

     (f) an agreement restricting the right of First Federal or any First Federal Subsidiary to use or disclose any information in its possession;

     (g) a partnership, joint venture or similar arrangement;

     (h) a license;

     (i) an agreement or arrangement with any Affiliate;

     (j) an agreement for data processing services;

     (k) any assistance agreement, supervisory agreement, memorandum of understanding, consent order, cease and desist order or other regulatory order or decree with or by the SEC, OTS, the FDIC or any other regulatory authority.

     (l) any other agreement or set of related agreements or series of agreements which: (i) involve an amount in excess of $50,000 on an annual basis or $100,000 in the aggregate; or (ii) is not in the ordinary course of business of First Federal or any First Federal Subsidiary.

     4.12 Performance of First Federal Existing Contracts. First Federal and each First Federal Subsidiary has fully performed each term, covenant and condition of each First Federal Existing Contract which is to be performed by it at or before the date hereof, except where such non-performance would not have a Material Adverse Effect on First Federal and the First Federal Subsidiaries taken as a whole.

     4.13 Contingent and Undisclosed Liabilities. First Federal and the First Federal Subsidiaries have no material liabilities of any nature (contingent or otherwise) except for those which: (a) are disclosed in the First Federal Reports or in the First Federal Disclosure Schedule or in this Agreement; or (b) arise in the ordinary course of business since December 31, 1995 and are not required to be disclosed in the First Federal Reports or pursuant to this Agreement or the First Federal Disclosure Schedule.


     4.14 First Federal Existing Insurance Policies. All real and personal property owned or leased by First Federal or any First Federal Subsidiary has been and is being insured against, and First Federal or the respective First Federal Subsidiary maintains liability insurance against, such insurable risks and in such amounts as set forth in the First Federal Existing Insurance Policies. The First Federal Existing Insurance Policies constitute all insurance coverage owned by First Federal or any First Federal Subsidiary and are in full force and effect and First Federal or any First Federal Subsidiary has not received notice of and is not otherwise aware of any cancellation or threat of cancellation of such insurance. Except as described in the First Federal Disclosure Schedule, no property damage, personal injury or liability claims have been made, or are pending, against First Federal or any First Federal Subsidiary that are not covered by insurance. Within the past two (2) years, no insurance company has canceled any insurance (of any type) maintained by First Federal or any First Federal Subsidiary. Neither First Federal nor any First Federal Subsidiary has any liability for unpaid premiums or premium adjustments for any insurance policy. To the knowledge of First Federal, the cost of any insurance currently maintained by First Federal or any First Federal Subsidiary will not increase significantly upon renewal other than increases consistent with the general upward trend in the cost of obtaining insurance.

     4.15 Employee Benefit Plans.

          (a) Except for the First Federal Existing Plans, First Federal does not maintain, nor is it bound by, any Employee Benefit Plan. First Federal has furnished Mutual with a complete and accurate copy of each First Federal Existing Plan and a complete and accurate copy of each material document prepared in connection with each such First Federal Existing Plan, including, without limitation and where applicable, a copy of (i) each trust or other funding arrangement, (ii) each summary plan description and summary of material modifications, (iii) the most recently filed IRS Form 5500, (iv) the most recently received IRS determination letter, and (v) the most recently prepared actuarial report and financial statement.

          (b) Except as indicated on the First Federal Disclosure Schedule, no member of First Federal's "controlled group," within the meaning of Section 4001(a)(14) of ERISA, maintains or contributes to, or within the two years preceding the Effective Time has maintained or contributed to, an employee pension benefit plan subject to Title IV of ERISA. Except as indicated on the First Federal Disclosure Schedule, none of the First Federal Existing Plans or First Federal Existing Contracts obligates First Federal or any First Federal Subsidiary to pay material separation, severance, termination or similar-type benefits solely as a result of any transaction contemplated by this Agreement or as a result of a "change in control," within the meaning of such term under
Section 280G of the Code. Except as indicated on the First Federal Disclosure Schedule, none of the First Federal Existing Plans or First Federal Existing Contracts provides for or promises retiree medical, disability or life insurance benefits to any current or former employee, officer or director of First Federal or any First Federal Subsidiary. Each of the First Federal Existing Plans is subject only to the Laws of the United States or a political subdivision thereof.

          (c) Each First Federal Existing Plan has always been operated in material compliance with the requirements of all applicable Law, and all persons who participate in the operation of such First Federal Existing Plans and all First Federal Existing Plan "fiduciaries" (within the meaning of Section 3(21) of ERISA) have always acted in material compliance with the provisions of all applicable Law. First Federal and all of the First Federal Subsidiaries have performed in all material respects all obligations required to be performed by any of them under, are not in any material respect in default under or in violation of, and have no knowledge of any material default or violation by any party to, any First Federal Existing Plan. No legal action, suit or claim is pending or, to the knowledge of First Federal, threatened with respect to any First Federal Existing Plan (other than claims for benefits in the ordinary course) and no fact or event exists to the knowledge of First Federal that could give rise to any such action, suit or claim.

          (d) Except as set forth on the First Federal Disclosure Schedule, each First Federal Existing Plan that is intended to be qualified under Section 401(a) of the Code or Section 401(k) of the Code has received a favorable determination letter from the IRS that it is so qualified, and each trust established in connection with any First Federal Existing Plan that is intended to be exempt from federal income taxation under Section 501(a) of the Code has received a determination letter from the IRS that it is so exempt, and no fact or event has occurred since the date of such determination letter from the IRS to adversely affect the qualified status of any such First Federal Existing Plan or the exempt status of any such trust. No trust maintained or contributed to by First Federal or any First Federal Subsidiary is intended to be qualified as a voluntary employees' beneficiary association or is intended to be exempt from federal income taxation under Section 501(c)(9) of the Code.

          (e) There has been no non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any First Federal Existing Plan. First Federal and each of the First Federal Subsidiaries has not incurred any liability for any excise tax arising under
Section 4972 or 4980B of the Code and no fact or event exists that could give rise to any such liability.

          (f) All contributions, premiums or payments required to be made with respect to any First Federal Existing Plan have been made on or before their due dates. There is no accumulated funding deficiency, within the meaning of ERISA or the Code, in connection with the First Federal Existing Plans and no reportable event, as defined in ERISA, has occurred in connection with the First Federal Existing Plans. First Federal and the First Federal Subsidiaries are not contributing to, and have not contributed to any multi-employer plan, as defined in ERISA.

     4.16 No Violation of Law. Except as set forth in the First Federal Disclosure Schedule, neither First Federal, any First Federal Subsidiary nor any of the assets of First Federal or the First Federal Subsidiaries materially violate or conflict with any Law, any First Federal Exiting Permits, or any decree, judgment or order, or any zoning, building line restriction, planning, use or other similar restriction, in each case which would have a Material Adverse Effect on First Federal and the First Federal Subsidiaries taken as a whole.

     4.17 Brokers. Except for fees to Dain Bosworth Incorporated, First Federal's financial advisor, neither First Federal nor any First Federal Subsidiary has incurred any brokers', finders', financial advisor or any similar fee in connection with the transactions contemplated by this Agreement. The First Federal Disclosure Schedule contains a list of all fees to be paid to Dain Bosworth Incorporated in connection with the transactions contemplated by this Agreement.

     4.18 Taxes.

          (a) Except as disclosed in the First Federal Disclosure Schedule and except as may arise as a result of the transactions contemplated by this
Agreement: First Federal and the First Federal Subsidiaries have timely and properly filed all federal, state, local and foreign tax returns (including but not limited to income, franchise, sales, payroll, employee withholding and social security and unemployment) which were required to be filed except where the failure to have filed timely or properly would not have a Material Adverse Effect on First Federal and the First Federal Subsidiaries taken as a whole; First Federal and the First Federal Subsidiaries have paid or made adequate provision, in reserves reflected in its financial statements included in the First Federal Reports in accordance with generally accepted accounting principles, for the payment of all taxes (including interest and penalties) and withholding amounts owed by them or assessable against them; no tax deficiencies have been assessed or proposed against First Federal or any First Federal Subsidiary and to the knowledge of First Federal there is no basis in fact for the assessment of any tax or penalty tax against First Federal or any First Federal Subsidiary.

          (b) As of the date of this Agreement, there are no fiscal years of First Federal currently under examination by the IRS or the Wisconsin Department of Revenue, and none of the open years have been examined by the IRS or the Wisconsin Department of Revenue. First Federal and the First Federal Subsidiaries have not consented to any extension of the statute of limitation with respect to any open tax returns.

          (c) There are no tax Liens upon any property or assets of First Federal or any First Federal Subsidiary except for Liens for current taxes not yet due and payable.

          (d) As soon as practicable after the date of this Agreement, First Federal and the First Federal Subsidiaries will deliver to Mutual correct and complete copies of all tax returns and reports of First Federal filed for all periods not barred by the applicable statute of limitations. No examination or audit of any tax return or report for any period not closed by audit or not barred by the applicable statute of limitations has occurred, no such examination is in progress and, to the knowledge of First Federal, no such examination or audit is planned.

          (e) Except where the failure to withhold, pay or file would not have a Material Adverse Effect on First Federal and the First Federal Subsidiaries taken as a whole, First Federal and the First Federal Subsidiaries have properly withheld and timely paid all withholding and employment taxes which they were required to withhold and pay relating to salaries, compensation and other amounts heretofore paid to their employees or other Persons. All Forms W-2 and 1099 required to be filed with respect thereto have been timely and properly filed.

     4.19 Real Estate. The First Federal Real Estate: (a) constitutes all real property and improvements (or interest therein, including without limitation easements, licenses or similar arrangements authorizing First Federal or a First Federal Subsidiary to place, maintain, operate and/or use an automated teller machine or similar device on real property of a third-party) leased or owned by First Federal or any First Federal Subsidiary; (b) other than with respect to First Federal or any First Federal Subsidiary as lessee, is not subject to any leases or tenancies of any kind; (c) is not in the possession of any adverse possessors; (d) has direct access to and from a public road or street; (e) is used in a manner which is consistent with applicable Law; (f) is, and has been since the date of possession thereof by First Federal or any First Federal Subsidiary, in the peaceful possession of First Federal or any First Federal Subsidiary; (g) is served by all water, sewer, electrical, telephone, drainage and other utilities required for the normal operations of the Buildings of First Federal and the First Federal Subsidiaries and the First Federal Real Estate;
(h) except as disclosed in the First Federal Disclosure Schedule, to the knowledge of First Federal, is not located in an area designated as a flood plain or wetland; (i) is not subject to any outstanding special assessment; (j) is not subject to any zoning, ordinance, decrees or other Laws which would materially restrict or prohibit Mutual from continuing the operations presently conducted thereon by First Federal or any First Federal Subsidiary; (k) is not subject to any interest of any Person under an easement, contract, option or mineral rights or other agreements which would have a Material Adverse Effect on First Federal and the First Federal Subsidiaries, taken as a whole; (l) is not subject to any presently pending condemnation proceedings, nor to First Federal's knowledge, are such proceedings threatened against the Real Estate.

     4.20 Governmental Approvals. No permission, approval, determination, consent or waiver by, or any declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement by First Federal or any First Federal Subsidiary, except for the Regulatory Approvals.

     4.21 No Pending Acquisitions. Except for this Agreement, First Federal is not a party to or bound by any agreement, undertaking or commitment with respect to an Acquisition on the date of this Agreement.

     4.22 Labor Matters.

          (a) Except as disclosed on the First Federal Disclosure Schedule (or in an updated First Federal Disclosure Schedule with respect to vacations in
(iii) below), there is no present or former employee of First Federal or any First Federal Subsidiary who has any claim against any of such entities (whether under Law, under any employee agreement or otherwise) on account of or for: (i) overtime pay, other than overtime pay for the current payroll period; (ii) wages or salaries, other than wages or salaries for the current payroll period; or
(iii) vacations, sick leave, time off or pay in lieu of vacation, sick leave or time off, other than vacation, sick leave or time off (or pay in lieu thereof) earned in the twelve-month period immediately preceding the date of this Agreement or incurred in the ordinary course of business and appearing as a liability on the most recent financial statements included in the First Federal Reports.

          (b) There are no pending and unresolved claims by any Person against First Federal or any First Federal Subsidiary arising out of any Law relating to discrimination against employees or employee practices or occupational or safety and health standards. There is no pending or, to the knowledge of First Federal, threatened, nor has First Federal or any First Federal Subsidiary ever experienced any, labor dispute, strike or work stoppage which affected, affects or may affect the business of First Federal or any First Federal Subsidiary or which did, may or would interfere with the continued operation of First Federal or any First Federal Subsidiary.

          (c) Neither First Federal nor any First Federal Subsidiary is a party to any collective bargaining agreement. There is not now pending or, to the knowledge of First Federal, threatened, any charge or complaint against First Federal or any First Federal Subsidiary by or before the National Labor Relations Board or any representative thereof, or any comparable state agency or authority. No union organizing activities are in process or contemplated and no petitions have been filed for union organization or representation of employees of First Federal or any First Federal Subsidiary and First Federal and the First Federal Subsidiaries have not committed any unfair labor practices which have not heretofore been corrected and fully remedied.

     4.23 Indebtedness. Except for the First Federal Existing Indebtedness, First Federal has no Indebtedness.

     4.24 First Federal Existing Permits. The First Federal Existing Permits constitute all Permits which First Federal and the First Federal Subsidiaries currently have and need for the conduct of their respective businesses as currently conducted.

     4.25 Disclosure. No statement of fact by First Federal contained in this Agreement, the First Federal Disclosure Schedule, the First Federal Proxy Statement or any other document furnished or to be furnished by First Federal contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein contained, in the light of the circumstances under which they were made, not misleading as of the date to which it speaks.

     4.26 Information Supplied. None of the information supplied or to be supplied by First Federal for inclusion or incorporation by reference in the First Federal Proxy Statement will, at the date(s) mailed to the First Federal Shareholders and at the time(s) of the First Federal Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The First Federal Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations of the SEC thereunder.

     4.27 Vote Required. The affirmative vote of the holders of a majority of the outstanding shares of First Federal Common Stock is the only vote of the holders of any class or series of capital stock or other securities of First Federal necessary to approve the Merger, this Agreement and the transactions contemplated by this Agreement.

     4.28 Opinion of Financial Advisor. First Federal has received the opinion of Dain Bosworth Incorporated dated the date of this Agreement, to the effect that the consideration to be received in the Merger by the First Federal Shareholders is fair to the First Federal Shareholders from a financial point of view, and a copy of such opinion has been delivered to Mutual.

     4.29 Environmental Protection.

          (a) As used in this Section 4.29 of this Agreement:

               (i) "Environmental Claim" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, Liens, investigations, proceedings or notices of noncompliance or violation (written or oral) by any Person alleging potential liability (including, without limitation, potential liability for enforcement, investigatory costs, cleanup costs, governmental response costs, removal costs, remedial costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from: (A) the presence, or release into the environment, of any Environmental Hazardous Materials at any location, whether or not owned by First Federal or any First Federal Subsidiary; or (B) circumstances forming the basis of any violation or alleged violation, of any Environmental Law; or (C) any and all claims by any Person seeking damages, contribution, indemnification, cost, recovery, compensation or injunctive relief resulting from the presence or Environmental Release of any Environmental Hazardous Materials.

               (ii) "Environmental Laws" shall mean all federal, state, local or foreign statute, Law, rule, ordinance, code, policy, guideline, rule of common law and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, Laws and regulations relating to Environmental Releases or threatened Environmental Releases of Environmental Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Environmental Hazardous Materials.

               (iii) "Environmental Hazardous Materials" shall mean: (A) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls (PCBs) and radon gas; and
     (B) any chemicals, materials or substances which are now defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes, restricted hazardous wastes," "toxic substances," "toxic pollutants," or words of similar import, under any Environmental Law; and (C) any other chemical, material, substance or waste, exposure to which is now prohibited, limited or regulated by any governmental authority.

               (iv) "Environmental Release" shall mean any release, spill, emission, leaking, injection, deposit, disposal, discharge, dispersal, leaching or migration into the atmosphere, soil, surface water, groundwater or property.

          (b) Except as set forth in the First Federal Disclosure Schedule, to the knowledge of First Federal, First Federal and the First Federal
Subsidiaries: (i) are in material compliance with all applicable Environmental Laws; and (ii) have not received any communication (written or oral), from a governmental authority or other Person, that alleges that First Federal is not in compliance with applicable Environmental Laws.

          (c) Except as set forth in the First Federal Disclosure Schedule, to the knowledge of First Federal, First Federal and the First Federal Subsidiaries have obtained all environmental, health and safety permits and governmental authorizations (collectively, the "Environmental Permits") necessary for its operations, and all such permits are in good standing and First Federal and the First Federal Subsidiaries are in material compliance with all terms and conditions of the Environmental Permits.

          (d) Except as set forth in the First Federal Disclosure Schedule, there is no Environmental Claim pending or, to the knowledge of First Federal, threatened against First Federal, any First Federal Subsidiary or against any Person whose liability for any Environmental Claim First Federal or any First Federal Subsidiary has or may have retained or assumed either contractually or by operation of Law, or against any real or personal property or operations which First Federal or any First Federal Subsidiary owns, leases or manages.

          (e) Except as set forth in the First Federal Disclosure Schedule, to the knowledge of First Federal, there have been no Environmental Releases of any Environmental Hazardous Material by First Federal or by any Person on real property owned (including REO properties of the Bank), used, leased or operated by First Federal or any of the First Federal Subsidiaries.

          (f) To the knowledge of First Federal, no real property at any time owned (including REO properties of the Bank), operated, used or controlled by First Federal or any First Federal Subsidiary is currently listed on the National Priorities List or the Comprehensive Environmental Response, Compensation and Liability Information System, both promulgated under the CERCLA, or on any comparable state list, and, except as described in the First Federal Disclosure Schedule, First Federal has not received any written notice from any Person under or relating to CERCLA or any comparable state or local Law.

          (g) To the knowledged of First Federal, no off-site location at which First Federal or any First Federal Subsidiary has disposed or arranged for the disposal of any waste is listed on the National Priorities List or on any comparable state list and neither First Federal nor any First Federal Subsidiary has received any written notice from any Person with respect to any off-site location, of potential or actual liability or a written request for information from any Person under or relating to CERCLA or any comparable state or local Law.

          (h) The First Federal Disclosure Schedule includes an estimate by First Federal of future costs to First Federal and each First Federal Subsidiary of compliance with, and environmental cleanup and response under, Environmental Laws.

     4.30 Investment Securities. Except for the First Federal Existing Investment Securities, First Federal does not own, and does not have any right or obligation to acquire, any Investment Securities.

                                   ARTICLE V
           REPRESENTATIONS AND WARRANTIES OF MUTUAL AND MERGER CORP.

     Mutual and Merger Corp. hereby jointly and severally represent and warrant to First Federal that:

     5.1 Organization and Capitalization; Business.

          (a) Mutual is a mutual savings bank duly organized, validly existing and in good standing under Chapter 214 of the Wisconsin Statutes. The deposits of Mutual are insured by the SAIF of the FDIC as permitted by Federal Law, and Mutual has paid all premiums and assessments required thereunder. Mutual is a member in good standing of the FHLB of Chicago.

          (b) Mutual has full corporate power and authority and those Permits necessary to carry on its business as it is now conducted and to own, lease and operate its assets and properties.

          (c) Merger Corp. is a corporation duly organized, validly existing and in active status under the Laws of the State of Wisconsin. Prior to the date of this Agreement, Merger Corp. engaged in no business other than matters necessary to the organization and incorporation of Merger Corp. and to authorize Merger Corp. to enter into, execute and deliver this Agreement. The authorized capital stock of Merger Corp. consists of 9,000 shares of common stock, One Cent ($.01) par value per share. As of the date of this Agreement, 100 shares of Merger Corp.'s common stock are issued and outstanding, all of which are duly authorized, validly issued, fully paid, and non-assessable, except as otherwise provided by Section 180.0622(2)(b) of the WBCL (including judicial interpretations thereof and of Section 180.40(6), its predecessor statute), and are owned by Mutual.

          (d) Copies of the Articles of Incorporation and Bylaws of Mutual and of Merger Corp. have been delivered to First Federal. Such copies are complete and correct copies of such documents, and are in full force and effect. Neither Mutual nor Merger Corp. are in violation of any of the provisions of their Articles of Incorporation or Bylaws in any respect which reasonably could be expected to have an adverse effect on their ability to consummate the transactions contemplated by this Agreement.

     5.2 Authorization; Enforceability. The entering into, execution, delivery and performance of this Agreement and all of the documents and instruments required by this Agreement to be executed and delivered by Mutual or Merger Corp. are within the corporate power of Mutual or Merger Corp., as the case may be, and: (a) have been duly and validly authorized by the requisite vote of the Board of Directors of Mutual and, where required, by the Board of Directors and sole shareholder of Merger Corp.; and (b) upon receipt of all Regulatory Approvals, shall be duly and validly authorized by all necessary corporate action on the part of both Mutual and Merger Corp. This Agreement is, and the other documents and instruments required by this Agreement to be executed and delivered by Mutual or Merger Corp. will be, when executed and delivered by Mutual or Merger Corp., as the case may be, the valid and binding obligations of Mutual or Merger Corp., as the case may be, enforceable against Mutual or Merger Corp., as the case may be, in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws generally affecting the rights of creditors and subject to general equity principles.

     5.3 No Violation or Conflict. Subject to the receipt of the Regulatory Approvals, the execution, delivery and performance of this Agreement and all of the documents and instruments required by this Agreement to be executed and delivered by Mutual or Merger Corp. do not and will not conflict with or result in a breach of any Law or the Articles of Incorporation or Bylaws of Mutual or Merger Corp. or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract of Mutual or Merger Corp. or any Permit held by or the creation of any Lien upon any of the properties or assets of Mutual or Merger Corp.

     5.4 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of Mutual, proposed or threatened, against Mutual or Merger Corp. by any Person which question the legality, validity or propriety of the transactions contemplated by this Agreement. There is no reasonable basis for any proceeding, claim, action or governmental investigation against Mutual which reasonably can be expected to have an adverse effect on the ability of Mutual to consummate the transactions contemplated by this Agreement.

     5.5 Brokers. Except for fees to RP Financial, L.L.C., Mutual's financial advisor, neither Mutual nor Merger Corp. has not incurred any brokers', finders', financial advisor or any similar fee in connection with the transactions contemplated by this Agreement.

     5.6 Governmental Approvals. Other than the Regulatory Approvals, no permission, approval, determination, consent or waiver by, or any declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement by Mutual or Merger Corp.

     5.7 Disclosure. No statement of fact by Mutual contained in this Agreement, the First Federal Proxy Statement or any other document furnished or to be furnished by Mutual contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein contained, in the light of the circumstances under which they were made, not misleading as of the date to which it speaks.

     5.8 Information Supplied. None of the information supplied or to be supplied by Mutual for inclusion or incorporation by reference in the First Federal Proxy Statement will, at the date(s) mailed to the First Federal Shareholders and at the time(s) of the First Federal Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     5.9 Opinion of Financial Advisor. Mutual has received the opinion of RP Financial, L.L.C., dated the date of this Agreement, to the effect that the consideration to be paid in the Merger by Mutual is fair to Mutual and its Members from a financial point of view, and a copy of such opinion has been delivered to First Federal.

     5.10 Cash Payment. Mutual has sufficient funds or has financing committed (evidence of which has been provided to First Federal) to pay the cash payment required under Section 2.10 of this Agreement and such payment will not cause Mutual to fail to meet any regulatory capital requirements to which it is subject.

     5.11 Compliance with Laws. Mutual is in compliance in all material respects with all applicable Laws.

     5.12 Consummation. Mutual has no reason to believe that it will be unable to obtain the Regulatory Approvals.

     5.13 Employee Benefit Plans. Each "employee benefit plan," as that term is defined in Section 3 of ERISA, any "employee welfare benefit plan" or "multi-employer plan," as those terms are defined in Section 3 of ERISA, or dental plan, retirement plan, flexible benefits or cafeteria plan, deferred compensation plan, or other employee benefit program or arrangement maintained by Mutual or any Subsidiary of Mutual (collectively, "Mutual Benefit Plans") has been operated in all material respects in compliance with the applicable provisions of ERISA, the Code, and all regulations, rulings and announcements promulgated or issued thereunder. Each of the Mutual Benefit Plans that is intended to be a pension, profit sharing, thrift, or savings plan that is qualified under Section 401(a) of the Code satisfies the applicable requirements of such provision, and there exist no circumstances that would adversely affect the qualified status of any such Plan under that Section, except with respect to any required retroactive amendment for which the remedial amendment period has not yet expired.

                                   ARTICLE VI
            CONDUCT OF BUSINESS BY FIRST FEDERAL PENDING THE MERGER

     From and after the date of this Agreement and until the Effective Time, First Federal and the First Federal Subsidiaries shall:

     6.1 Carry on in Regular Course. Diligently carry on their business in the regular course and substantially in the same manner as heretofore conducted and shall not make or institute any unusual or novel methods of lending, investing, purchasing, selling, leasing, managing, accounting or operating.

     6.2 Use of Assets. Use, manage, operate, maintain and repair all of their assets and properties in a normal business manner.

     6.3 No Default. Not do any act or omit to do any act, or permit any act or omission to act, which will cause a breach of any of the First Federal Existing Contracts, except where such breach would not have a Material Adverse Effect on First Federal and the First Federal Subsidiaries taken as a whole.

     6.4 Existing Insurance Policies. Use reasonable efforts to maintain all of the First Federal Existing Insurance Policies in full force and effect, except as mutually agreed to by First Federal and Mutual.

     6.5 Employment Matters. Not: (a) except as described in the First Federal Disclosure Schedule, grant any increase in the rate of pay of any of their employees, other than regularly scheduled year-end pay adjustments in the normal course which shall not, in the aggregate, exceed (i) 3.5% of current payroll for all employees not subject to employment contracts and (ii) a total of $20,000 for those employees who have employment agreements; (b) institute or amend any Employee Benefit Plan, except as expressly contemplated under this Agreement;
(c) enter into or modify any written employment arrangement with any Person; (d) make any discretionary contributions to any of the First Federal Existing Plans, except for contributions to the First Federal ESOP necessary for the First Federal ESOP to make scheduled installment payments required under the terms of the First Federal ESOP Indebtedness; or (e) make any allocation to the account of any participant(s) in any of the First Federal Existing Plans, other than in the normal course and in accordance with the terms of the relevant First Federal Existing Plan or except as expressly contemplated by this Agreement. Notwithstanding the foregoing, First Federal may provide for the payment of normal 1996 year-end bonuses, which shall not in the aggregate exceed $40,000 for all non-contract employees as a group and $65,000 for all employees with employment contracts as a group, and may further establish a bonus pool of not in excess of $28,000 which may be used as additional 1996 year-end bonus payments at the discretion of the Board and as needed to assure the retention of key personnel necessary to the integration of Mutual's and First Federal's operations.

     6.6 Contracts and Commitments. Not enter into any contract or commitment or engage in any transaction not in the usual and ordinary course of business and consistent with First Federal's normal business practices and not purchase, lease, sell or dispose of any capital asset, except for such capital asset transactions which individually do not involve a dollar amount in excess of $50,000 and which together do not involve an aggregate dollar amount in excess of $150,000.

     6.7 Indebtedness; Investments. Not create, incur, invest in or assume any Indebtedness or Investment Securities not in the usual and ordinary course of business; and not, without the prior written consent of Mutual, incur costs and expenses in connection with the transactions contemplated by this Agreement which materially exceed the estimate set forth in the First Federal Disclosure Schedule pursuant to Section 8.5 of this Agreement.

     6.8 Preservation of Relationships. Use their best efforts to preserve their business organizations intact, to retain the services of their present officers and key employees and to preserve the goodwill of depositors, borrowers and other customers, suppliers, creditors and others having business relationships with First Federal.

     6.9 Compliance with Laws. Comply with all applicable Laws, except for such noncompliances which would not individually or in the aggregate have a Material Adverse Effect on First Federal and the First Federal Subsidiaries taken as a whole.

     6.10 Taxes. Timely and properly file all federal, state, local and foreign tax returns which are required to be filed, and shall pay or make provision for the payment of all taxes owed by it.

     6.11 Amendments. Not amend First Federal's Articles of Incorporation or Bylaws, the Bank's Federal Stock Charter or Bylaws, or the Articles of Incorporation or Bylaws of any other First Federal Subsidiary, except as mutually agreed to by First Federal and Mutual or as required by Law.

     6.12 Issuance of Stock; Dividends; Redemptions. Not: (a) issue any additional shares of stock of any class (including any shares of First Federal Preferred Stock) or grant any warrants, options (including any options pursuant to the First Federal Stock Option Plan) or rights to subscribe for or acquire any additional shares of stock of any class other than the issuance of First Federal Common Stock issuable upon exercise of First Federal Stock Options outstanding as of the date of this Agreement; (b) except as provided below, declare or pay any dividend or make any capital or surplus distributions of any nature, except for First Federal's regular quarterly cash dividends not exceeding $0.07 per share for each outstanding share of First Federal Common Stock; or (c) directly or indirectly redeem, purchase or otherwise acquire, recapitalize or reclassify any of their capital stock or liquidate in whole or in part.

     6.13 Policy Changes. Not make a material change in any lending, investment, liability, management or other material policies concerning their business or operations, except as required by Law or as required by the Board of Directors of First Federal in the exercise of its fiduciary duties.

     6.14 Carlson Loans. Not, except with the prior approval of Mutual,: (a) make any loans or otherwise extend any additional credit to David Carlson or any Affiliate of David Carlson; or (b) modify the terms of any existing loans or other credit facilities previously extended to David Carlson or any Affiliate of David Carlson.

     6.15 Acquisition Transaction. Promptly following the execution of this Agreement, take affirmative steps necessary to discontinue, and thereafter not initiate, solicit or knowingly encourage (including by way of furnishing any information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, or negotiate with any person in furtherance of such inquires or to obtain an Acquisition Proposal, or agree to endorse, or endorse, any Acquisition Proposal, or authorize or permit any of its officers, directors or employees or any investment banker, financial advisor, attorney, accountant or other representative retained by First Federal or any of the First Federal Subsidiaries to take any such action, and First Federal shall promptly notify Mutual orally, and confirm in writing, subject to disclosure being consistent with the fiduciary duties of the Board of Directors of First Federal, all of the relevant details relating to all inquiries and proposals which First Federal or a First Federal Subsidiary may receive relating to any of such matters; provided, however, that nothing contained in this Section 6.15 shall prohibit the Board of Directors of First Federal from: (a) furnishing or permitting any of its officers, directors, employees, investment bankers, financial advisors, attorneys, accountants or other representatives to furnish information to any party that requests information as to First Federal and/or the Bank or take any other action if (i) the Board of Directors of First Federal, after consultation with legal counsel, determines in good faith that such action is required for the Board of Directors of First Federal to comply with its fiduciary duties to shareholders imposed by applicable Laws, and (ii) prior to furnishing such information to such party, First Federal receives from such party an executed confidentiality agreement in reasonably customary form; or (b) complying with Rules 14d-2 and 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal.

                                  ARTICLE VII
                       CONDITIONS PRECEDENT TO THE MERGER

     7.1 Conditions to Each Parties Obligations to Effect the Merger. The respective obligations of Mutual and First Federal to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing and as of the Effective Time of the following conditions precedent:

          (a) No Litigation. No suit, action or other proceeding shall be pending or overtly threatened before any court in which the consummation of the transactions contemplated by this Agreement is restrained or enjoined or in which the relief requested is to restrain, enjoin or prohibit the consummation of the transactions contemplated by this Agreement and, in either case, where in the reasonable judgment of either Mutual or First Federal, such suit, action or other proceeding, is likely to have a material adverse effect with respect to such party's interest.

          (b) Approval of First Federal Shareholders. This Agreement and the Merger shall have received the requisite approval and authorization of the First Federal Shareholders.

          (c) Regulatory Approvals.

               (i) The Merger, this Agreement and the transactions contemplated hereby, shall have been approved by the OTS, the FDIC, the Wisconsin Savings Association Regulatory Agency, the Minnesota Savings Association Regulatory Agency, and any other governmental entities whose approval is necessary, all conditions required to be satisfied prior to the Effective Time imposed by the terms of such approvals shall have been satisfied, and all waiting periods relating to such approvals shall have expired. The Restructuring described in Section 2.15 of this Agreement also shall have been approved by the OTS, the FDIC and the Wisconsin Savings Association Regulatory Agency, and any other governmental entity whose approval is necessary in order for Mutual to proceed with such restructuring.

               (ii) No permission, approval, determination, consent or waiver received pursuant to Section 7.1(c)(i) of this Agreement shall contain any condition applicable to Mutual which is, in the reasonable judgment of Mutual, materially burdensome upon the conduct of Mutual's business or which would so adversely impact the economic and business benefits of the Merger to Mutual so as to render it inadvisable to proceed with the Merger.

     7.2 Conditions to Obligation of Mutual. The obligation of Mutual to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing and as of the Effective Time of the following additional conditions precedent:

          (a) Compliance with Agreement. First Federal shall have performed and complied in all material respects with all of its covenants, agreements and other obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date and as of the Effective Time.

          (b) Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to Mutual, and First Federal shall have made available to Mutual for examination the originals or true and correct copies of all documents Mutual may reasonably request in connection with the transactions contemplated by this Agreement.

          (c) Representations and Warranties of First Federal. Each of the representations and warranties of First Federal contained in this Agreement, after giving effect to any update to the First Federal Disclosure Schedule or notice to Mutual under Section 3.2(b), shall be true and correct, as of the Effective Time with the same force and effect as though made on and as of the Effective Time, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), and except for those breaches which individually or in the aggregate do not or would not be reasonably likely to have a Material Adverse Effect on First Federal and the First Federal Subsidiaries taken as a whole.

     (d) No Material Adverse Change. During the period from the date of this Agreement to the Closing Date and as of the Effective Time there shall not have occurred, and there shall not exist on the Closing Date and as of the Effective Time, any condition(s) or fact(s) having individually or in the aggregate a Quantified Material Adverse Effect (including any such condition(s) or fact(s) disclosed in an update to the First Federal Disclosure Schedule delivered to Mutual by First Federal pursuant to Section 3.2(b) of this Agreement).

     (e) Deliveries at Closing. First Federal shall have delivered to Mutual the following documents, each properly executed and dated the Closing
Date: (i) the First Federal Closing Certificate; and (ii) the First Federal Counsel Opinion.

     (f) Other Documents. First Federal shall have delivered to Mutual such certificates and documents of officers of First Federal and public officials as shall be reasonably requested by Mutual to establish the existence of First Federal and the due authorization of this Agreement and the transactions contemplated by this Agreement by First Federal.

     (g) Accountant Letters. Mutual shall have received a copy of each of the following letters from Ernst & Young LLP, each of which shall be in form and substance reasonably satisfactory to Mutual and shall contain information concerning the financial condition of First Federal: (i) the letter described in Section 3.6 of this Agreement; (ii) a similar letter dated the Closing Date.

     (h) First Federal Replacement Employment Agreements and Severance Agreements. Pursuant to Section 3.11(d) of this Agreement, First
Federal shall have delivered to Mutual, with respect to each of the First Federal Executives, either: (i) a First Federal Replacement Employment Agreement; or (ii) a First Federal Severance Agreement, as directed by Mutual, in each case dated as of the Closing Date and duly executed by the appropriate First Federal Executive.

     (i) Stock Listing. First Federal Common Stock shall continue to be listed on the NASDAQ/NMS.

     (j) First Federal Stock Options. First Federal shall have, at its election, either (i) taken all steps necessary to accelerate exercisability of all outstanding First Federal Stock Options so that the same become exercisable as of a date prior to the Closing Date, and each holder of a First Federal Stock Option shall voluntarily have exercised all of his or her First Federal Stock Options prior to the Closing Date; or (ii) prior to the Closing Date and with the written consent of the First Federal Stock Option holder, cashed out each of such holder's First Federal Stock Options without the exercise thereof at a price equal to the Stock Option Consideration. In any event, as of the Closing Date there shall be no outstanding First Federal Stock Options.

 7.3 Conditions to Obligation of First Federal. The obligation of First Federal to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing and as of the Effective Time of the following additional conditions precedent:

     (a) Compliance with Agreement. Mutual and Merger Corp. each shall have performed and complied in all material respects with all of its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date and as of the Effective Time.

     (b) Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to First Federal, and Mutual shall have made available to First Federal for examination the originals or true and correct copies of all documents which First Federal may reasonably request in connection with the transactions contemplated by this Agreement.

     (c) Representations and Warranties of Mutual and Merger Corp. Each of the representations and warranties of Mutual and Merger Corp. contained in this Agreement shall be true and correct in all material respects (except that where any statement in a representation or warranty expressly includes a statement of materiality, such statement shall be true and correct in all respects) as of the Effective Time with the same force and effect as though made on and as of the Effective Time, except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date).

     (d) Deliveries at Closing. Mutual shall have delivered to First Federal the following documents, each properly executed and dated the Closing Date:
(i) the Mutual and Merger Corp. Closing Certificate; and (ii) the Mutual Counsel Opinion.

     (e) Other Documents. Mutual shall have delivered to First Federal such certificates and documents of officers of Mutual and of public officials as shall be reasonably requested by First Federal to establish the existence of Mutual and the due authorization of this Agreement and the transactions contemplated by this Agreement by Mutual.

     (f) Opinion of Financial Advisor. First Federal shall have received the opinion of Dain Bosworth Incorporated dated the date on which the First
Federal Proxy Statement is first mailed to First Federal Shareholders, to the effect that the consideration to be received in the Merger by the First Federal Shareholders is fair to the First Federal Shareholders from a financial point of view.

     (g) First Federal Replacement Employment Agreements and Severance Agreements. Pursuant to Section 3.11(d) of this Agreement, First
Federal shall have delivered to Mutual, on behalf of each of the First Federal Executives, either: (i) a First Federal Replacement Employment Agreement; or
(ii) a First Federal Severance Agreement, in each case dated as of the Closing Date and executed on behalf of the Bank by a duly authorized officer and by the appropriate First Federal Executive.


                                  ARTICLE VIII
                           TERMINATION; MISCELLANEOUS

 8.1 Termination. This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing (whether before or after approval of this Agreement by the First Federal Shareholders), as follows:

     (a) by mutual written agreement of Mutual and First Federal;

     (b) by Mutual if any of the conditions set forth in Sections 7.1 or 7.2 of this Agreement shall not have been fulfilled by the Closing;

     (c) by First Federal if any of the conditions set forth in Sections 7.1 or 7.3 of this Agreement shall not have been fulfilled by the Closing;

     (d) by either Mutual or First Federal if the Closing has not occurred on or before 11:59 p.m. on August 31, 1997.

 8.2 Rights on Termination; Waiver. The representations, warranties, covenants, agreements and other obligations of the parties set forth in this Agreement shall terminate upon the termination of this Agreement pursuant to Section 8.1 hereof, except that the agreements set forth in Sections 3.9, 3.13, and Article VIII of this Agreement shall survive any such termination indefinitely, and each party to this Agreement shall retain any and all remedies which it may have for breach of contract provided by Law based on another party's willful failure to comply with the terms of this Agreement. If any of the conditions set forth in Sections 7.1 and 7.2 of this Agreement have not been satisfied, Mutual may nevertheless elect to proceed with the consummation of the transactions contemplated by this Agreement and if any of the conditions set forth in Sections 7.1 and 7.3 of this Agreement have not been satisfied, First Federal may nevertheless elect to proceed with the consummation of the transactions contemplated by this Agreement. Any such election to proceed shall be evidenced by a certificate signed on behalf of the waiving party by an officer of that party.

 8.3 Survival of Representations, Warranties and Covenants. The representations, warranties, covenants, agreements and other obligations of the parties set forth in this Agreement shall terminate at the Effective Time, except the covenants, agreements, and other obligations of the parties which by their terms are contemplated to be performed after the Effective Time, including those set forth in Sections 2.10, 2.11, 2.12, 2.13, 2.14, 3.5, 3.11,
3.12, 8.4, 8.6, 8.8, 8.9, 8.10, 8.11, 8.13 and 8.14 shall survive the Effective
Time indefinitely.

 8.4 Entire Agreement; Amendment. This Agreement, the Stock Option Agreement, and the other documents referred to in this Agreement and required to be delivered pursuant to this Agreement constitute the entire agreement among the parties pertaining to the subject matter of this Agreement, and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written, and there are no warranties, representations or other agreements between the parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement. This Agreement may be amended by the parties at any time before or after approval of this Agreement by the First Federal Shareholders, except that after such approval no amendment shall be made without the further approval of the First Federal Shareholders if such amendment: (a) reduces the Per Share Merger Consideration; or (b) otherwise materially adversely affects the rights of the First Federal Shareholders. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

 8.5 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses. The First Federal Disclosure Schedule includes an estimate by First Federal of all costs and expenses incurred or to be incurred by First Federal in connection with the transactions contemplated by this Agreement. Notwithstanding the foregoing, in the event Mutual terminates this Agreement pursuant to Section 8.1(b) on account of First Federal having failed to fulfill or comply with one or more of the conditions set forth in Section 7.2(a) or 7.2(c) of this Agreement, or if First Federal terminates this Agreement pursuant to Section 8.1(c) hereof on account of Mutual having failed to fulfill or comply with one or more of the conditions set forth in Section 7.3(a) or 7.3(c) of this Agreement, then, in addition to any other rights or remedies such party (the "non-breaching party") shall have against the other party (the "breaching party") under this Agreement or at law or in equity, the non-breaching party shall have the right to recover from the breaching party all reasonable and necessary expenses incurred by the non-breaching party exclusively for the purpose of entering into this Agreement and consummating the transactions contemplated hereby.

     8.6 Governing Law. This Agreement shall be construed and interpreted according to the Laws of the State of Wisconsin.

     8.7 Assignment. This Agreement and the Stock Option Agreement shall not be assigned by operation of law or otherwise, except that Mutual may assign all or any of its rights hereunder and thereunder to any Affiliate provided that no such assignment shall relieve Mutual of its obligations hereunder.

     8.8 Notices. All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date when actually delivered to an officer of a party by personal delivery or telephonic facsimile transmission or when deposited in the United States mail, certified or registered mail, postage prepaid, return receipt requested, and addressed as follows, unless and until any of such parties notifies the others in accordance with this Section of a change of address:

IF   TO MUTUAL OR MERGER CORP.: Mutual Savings Bank
                                Attn:  Michael T. Crowley, Jr.
                                President and Chief Executive Officer
                                4949 West Brown Deer Road
                                Milwaukee WI  53223
                                Fax No:  (414) 362-6195

                                with a copy to:
                                Quarles & Brady
                                Attention:  James D. Friedman
                                411 East Wisconsin Avenue
                                Milwaukee WI 53202
                                Fax No:  414-277-5874

IF TO FIRST FEDERAL: First Federal Bancshares of Eau Claire, Inc.
                     Attn:  Donald T. Tietz
                     President and Chief Executive Officer
                     319 East Grand Avenue
                     Eau Claire WI  54710
                     Fax No:  (715) 833-8997

                     with a copy to:

                     Michael Best & Friedrich
                     Attn:  W. Charles Jackson
                     100 East Wisconsin Avenue
                     Milwaukee WI  53202
                     Fax No.:  (414) 277-0656

     8.9 Counterparts; Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement. The Table of Contents and Article and Section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

     8.10 Interpretation. Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular, and all words in any gender shall extend to and include all genders.

     8.11 Severability. If any provision, clause, or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby unless such invalidity materially impairs the ability of the parties to consummate the transactions contemplated by this Agreement.

     8.12 Specific Performance. The parties agree that the assets and business of First Federal as a going concern constitute unique property.
There is no adequate remedy at Law for the damage which any party might sustain for failure of the other parties to consummate the Merger and the transactions contemplated by this Agreement, and accordingly, each party shall be entitled, at its option, to the remedy of specific performance to enforce the Merger pursuant to this Agreement.

     8.13 No Reliance. Except for the parties to this Agreement, any Indemnified Parties under Section 3.5 of this Agreement and any assignees permitted by Section 8.8 of this Agreement: (a) no Person is entitled to rely on any of the representations, warranties and agreements of the parties contained in this Agreement; and (b) the parties assume no liability to any Person because of any reliance on the representations, warranties and agreements of the parties contained in this Agreement.

     8.14 Further Assurances. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, properties, rights, privileges, powers and franchises of either Merger Corp. or First Federal, the officers of the Surviving Corporation are fully authorized to take any such action in the name of Merger Corp. or First Federal.

     IN WITNESS WHEREOF, the parties have caused this Agreement and Plan of Merger to be duly executed as of the day and year first above written.


                     MUTUAL SAVINGS BANK

                                By:  /s/ Michael T. Crowley, Jr.
                                     -------------------------------------
                                     Michael T. Crowley, Jr.
                                     President and Chief Executive Officer


                                Attest:

                                /s/ P. Terry Anderegg
                                ------------------------------------------
                                P. Terry Anderegg, Senior Vice President




                                FIRST FEDERAL MERGER CORPORATION

                                By: /s/ Michael T. Crowley, Jr.
                                   ---------------------------------------
                                   Michael T. Crowley, Jr.
                                   President





                                FIRST FEDERAL BANCSHARES OF EAU
                                CLAIRE, INC.

                                By: /s/ Donald T. Tietz
                                   --------------------------------------
                                   Donald T. Tietz
                                   President and Chief Executive Officer


                                Attest:

                                /s/ Jerome A. Reinecke
                                -----------------------------------------
                                Jerome A. Reinecke, Secretary

                          AGREEMENT AND PLAN OF MERGER

                                AMENDMENT NO. 1


     THIS AMENDMENT is made and entered into this 23rd day of December, 1996 by and among MUTUAL SAVINGS BANK ("Mutual"), FIRST FEDERAL MERGER
CORPORATION ("Merger Corp.") and FIRST FEDERAL BANCSHARES OF EAU CLAIRE, INC. ("First Federal").


                                    RECITALS


     WHEREAS, Mutual, Merger Corp. and First Federal have entered into that certain Agreement and Plan of Merger, dated as of September 16, 1996 (the "Merger Agreement"), providing for the acquisition by Mutual of First Federal in a merger transaction pursuant to which each outstanding share of First Federal Common Stock would be converted into cash in an amount equal to the Merger Per Share Consideration;

     WHEREAS, First Federal Common Stock presently is trading in the secondary market at prices below the Merger Per Share Consideration, which presents Mutual with a cost savings opportunity if it were to accumulate shares in secondary market transactions prior to consummation of the Merger;

     WHEREAS, Mutual proposes, through its wholly-owned subsidiary, Merger Corp., to acquire shares of First Federal Common Stock in secondary market transactions effected through independent brokers at prevailing market prices that Mutual determines represent an acceptable discount/cost savings as compared to the Merger Per Share Consideration (the "Pre-Merger Stock Accumulation Program"), provided that Mutual does not plan, through this Pre-Merger Stock Accumulation Program, to acquire more than 10% of all outstanding shares of First Federal Common Stock;

     WHEREAS, in order to enable Mutual to engage in the Pre-Merger Stock Accumulation Program it is necessary to amend certain provisions of the Merger Agreement which the proposed Pre-Merger Stock Accumulation Program otherwise might be deemed to breach or violate;

     WHEREAS, Mutual and Merger Corp. desire to so amend the Merger Agreement, and First Federal is willing to cooperate by consenting to an appropriate amendment to the Merger Agreement;



                                   AGREEMENT


     NOW, THEREFORE, in order to facilitate Mutual's and Merger
Corp.'s execution of the Pre-Merger Stock Accumulation Program and in consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


     A. DEFINED TERMS. All capitalized terms used in this Amendment to the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement, unless specifically defined herein, in which latter case such capitalized terms shall have the meanings defined in this Amendment.

     B. MERGER STOCK. Section 1.65 of the Merger Agreement is hereby amended to read in its entirety as follows:

             "1.65 Merger Stock. "Merger Stock" shall mean the shares of First Federal Common Stock outstanding as of the Effective Time, excluding the 48,560 shares of First Federal Common Stock held in the First Federal Incentive Plan which have not been allocated to participants, and also excluding shares of First Federal Common Stock outstanding immediately prior to the Effective
        Time which are owned beneficially or of record by Mutual or any of Mutual's Affiliates."

     C. CONVERSION OF FIRST FEDERAL COMMON STOCK. Section 2.7 of the Merger Agreement is amended to add a new paragraph (c) at the end of said Section 2.7 to read in its entirety as follows:

             "(c) Each share of First Federal Common
        Stock which is owned beneficially or of record by Mutual or any of Mutual's Affiliates immediately prior to the Effective Time shall be cancelled and extinguished in the Merger without consideration and without any conversion thereof or any other payment being made with respect thereto."

     D. ACQUISITION. The parties hereto agree and acknowledge that purchases of First Federal Common Stock by Mutual or any of Mutual's Affiliates pursuant to the Pre-Merger Stock Accumulation
Program shall not be deemed an "Acquisition" within the meaning of
Section 1.1 of the Merger Agreement.

     E. CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT. The parties hereto agree and acknowledge that the Confidentiality and Non-Disclosure Agreement previously executed between Mutual and First Federal was merged with and into the Merger Agreement pursuant to Section 8.4 thereof, and therefore is of no further force or effect, and the parties hereto further agree and acknowledge that execution of the Pre-Merger Stock Accumulation Program by Mutual and Mutual's Affiliates therefore shall not be deemed in violation of any of the provisions of the terminated Confidentiality and Non-Disclosure Agreement.

     F. PRESS RELEASE. Prior to executing the Pre-Merger Stock Accumulation Program, Mutual intends to issue a press release announcing its intentions to accumulate up to 10% of the outstanding shares of First Federal Common Stock in secondary market transactions at prevailing market prices prior to the Merger. Attached as Appendix A to this Amendment is a copy of Mutual's proposed Press Release. The parties hereto agree and acknowledge that issuance of such press release by Mutual is consistent with the provisions of Section 3.9, captioned "Announcements," of the Merger Agreement.

     G. MISCELLANEOUS. To the extent any other provision(s) of the Merger Agreement not specifically identified and amended pursuant to this Amendment potentially could be deemed breached or violated on account of Mutual's and Mutual's Affiliates' execution of the Pre-Merger Stock Accumulation Program, the parties hereto agree that such provisions of the Merger Agreement shall be deemed amended and/or waived insofar as is necessary to facilitate such execution and completion of the Pre-Merger Stock Accumulation Program, but any such provision(s) shall be deemed so amended and/or waived only to such extent and for no other purpose. Except as expressly set forth herein, the Merger Agreement shall remain in full force and effect, unaffected by this Amendment.

                                                                       EXHIBIT B
                                                    CORPORATE FINANCE DEPARTMENT

                           [DAIN BOSWORTH LETTERHEAD]



February 17, 1997



The Board of Directors
First Federal Bancshares of Eau Claire, Inc.
319 E. Grand Ave.
Eau Claire, Wisconsin 54701

To the Board of Directors:

You have requested our opinion, as of the date hereof, as to the fairness, from a financial point of view, to the common stockholders of First Federal Bancshares of Eau Claire, Inc., a Wisconsin corporation (the "Company"), of the consideration to be received in connection with an Agreement and Plan of Merger (the "Merger Agreement"), dated September 16, 1996, by and among Mutual Savings Bank, a mutual savings bank chartered under Wisconsin law ("Mutual"), and the Company. Pursuant to the Merger Agreement, (i) a wholly-owned subsidiary of Mutual will be merged with and into the Company (the "Merger"), (ii) each outstanding share of the Company's common stock, excluding 48,560 shares of common stock held in the First Federal Incentive Plan which have not been allocated to participants, will be converted into the right to receive $18.85 in cash, and (iii) each of the Company's outstanding stock options will be converted into the right to receive cash equal to the difference between $18.85 and the exercise price of such option. The consideration to be received is subject to increase if the closing date for the Merger is delayed beyond March 31, 1997, unless the delay results from acts, breaches or omissions of the Company.

Dain Bosworth Incorporated ("Dain Bosworth"), as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate, and other purposes. In the ordinary course of business Dain Bosworth has published research and made recommendations regarding the equity securities of the Company and other companies in the thrift industry. Also, Dain Bosworth has acted as a market maker in the equity securities of the Company and other publicly traded companies in the thrift industry and, accordingly, periodically may have positions in such securities. In addition, Dain Bosworth acted as a stand-by underwriter for a public offering of the Company's common stock in August 1994 and we were engaged to act as the Company's financial advisor in connection with the Merger. We will receive a fee for our advisory services, a substantial portion of which is contingent upon

                           [DAIN BOSWORTH LETTERHEAD]
The Board of Directors
First Federal Bancshares of Eau Claire, Inc.
Page 2

consummation of the Merger, and will be indemnified against certain liabilities that may arise from activities related to our engagement.

In connection with this opinion, we have, among other things, reviewed certain publicly available information regarding the Company and other financial and operating information supplied to us by the Company, including certain historical audited financial statements, certain internal unaudited financial information, and certain financial projections relating to the Company. Also, we have reviewed summary financial information regarding Mutual. We have visited the corporate offices of the Company and made inquiries of the management regarding the past and current business operations, financial condition, and future prospects of the Company. We have reviewed the Merger Agreement and selected other documents related to the Merger. In addition, we have held discussions with management of the Company to understand the reasons for completing the Merger.

We have analyzed the historical reported market prices and trading activity of the common stock of the Company. We have compared financial and stock market information on the Company to similar information for certain publicly traded companies in the thrift industry. We have also reviewed, to the extent publicly available, the terms of selected relevant mergers and acquisitions, analyzed the general economic outlook for companies in the thrift industry, and performed other studies and analyses as we considered appropriate.

In conducting our review and in rendering our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information provided to us or publicly available and we have not assumed any responsibility for independent verification of such information. It is understood that we were retained by the Board of Directors of the Company, and that the Board of Directors has not looked to us for independent verification with respect to the financial and other information provided to us or publicly available, including the projections provided to us relating to the Company.
We have further relied upon the assurances of management of the Company that they are not aware of any facts that would make the information supplied to us, or publicly available, inaccurate or misleading.

Our opinion as expressed herein is limited to the fairness to common stockholders of the Company, from a financial point of view, of the consideration to be received by such stockholders in connection with the Merger, and does not address the Company's underlying business decision to proceed with the Merger. We did not make an independent appraisal of the assets or liabilities of the Company, and we do not express an opinion regarding the liquidation value or solvency of the Company. Our opinion is based solely on information available to us on or before the date hereof, and reflects general market, economic, financial, monetary, and other conditions as of such date.


This opinion is for the Board of Directors of the Company only and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote at

                           [DAIN BOSWORTH LETTERHEAD]

The Board of Directors
First Federal Bancshares of Eau Claire, Inc.
Page 3




the stockholders' meeting to be held in connection with the Merger.
Also, this letter may not be reproduced, quoted, published, or referred to in any manner, nor shall our opinion be used for any other purposes, without our prior written consent, except that this opinion may be appended to and summarized in the proxy statement of the Company relating to the Merger. This opinion confirms our opinion, dated September 13, 1996, addressed to the Board of Directors of the Company.

Based upon the foregoing, and other matters that we considered relevant, it is our opinion that, as of the date hereof, the consideration to be received by the common stockholders of the Company pursuant to the terms of the Merger is fair to such stockholders from a financial point of view.

Very truly yours,

/s/ Dain Bosworth Incorporated


DAIN BOSWORTH INCORPORATED

                                                                       EXHIBIT C

                             STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT, dated as of September 16, 1996, by and between Mutual Savings Bank, a mutual savings bank chartered under Chapter 214 of Wisconsin Statutes ("Mutual"), and First Federal
Bancshares of Eau Claire, Inc., a Wisconsin corporation (the
"Company").

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Mutual, and First Federal Merger Corporation, a Wisconsin corporation ("Merger Corp."), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, for the merger of Merger Corp. with and into the Company (the "Merger"), upon the terms and subject to the conditions thereof.

     WHEREAS, as a condition to Mutual's willingness to enter into the Merger Agreement, Mutual has requested that the Company agree, and the Company has so agreed, to grant to Mutual an option with respect to certain shares of the Company's common stock, par value $.01 ("Common Stock"), on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, to induce Mutual to enter into the Merger
Agreement, and in consideration of the mutual covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

     1. GRANT OF OPTION. Subject to the terms and conditions set forth herein, the Company hereby grants to Mutual an irrevocable option (the "Option") to purchase up to 1,364,220 shares of Common Stock (subject to adjustment as set forth in Section 9 of this Agreement) (the "Option Shares") at a per share purchase price of $15.75 (also subject to adjustment as set forth in Section 9 of this Agreement) (the "Exercise Price"); provided, however, that in no event shall the number of shares for which the Option is exercisable exceed 19.9% of the issued and outstanding shares of Common Stock.

     2. EXERCISE OF OPTION.

     (a) Conditions to Exercise. If the Merger Agreement has not been terminated by the Company pursuant to Section 8.1(c) thereof, Mutual may exercise the Option, in whole or in part, at any time and from time to time, if, but only if both a Triggering Event (as defined below) and an Exercise Event (as defined below) shall have occurred prior to the occurrence of an Exercise Termination Event (as defined below). Each of the following shall be an "Exercise Termination Event": (i) the Effective Time, (ii) termination of the Merger Agreement in accordance with the provisions thereof if such termination occurs prior to the occurrence of a Triggering Event; or (iii) the passage of 12 months after termination of the Merger Agreement if such termination follows the occurrence of a Triggering Event, provided that if a Triggering Event continues or occurs beyond such termination, the Exercise Termination Event shall be 12 months from the occurrence of the Last Triggering Event but in no event more than 18 months after such occurrence. The "Last Triggering Event" shall mean the latest Triggering Event to occur. Mutual's rights under Section 6 shall not terminate upon expiration of the right to exercise the Option pursuant to this Section 2, but shall continue until such rights may otherwise terminate in accordance with the terms of Section 6. Any date Mutual exercises its rights under Section 6 shall be referred to herein as an "Election Date." Notwithstanding the expiration of the Option, Mutual shall be entitled to purchase those Option Shares with respect to which it has exercised the Option in accordance with the terms hereof prior to the occurrence of an Exercise Termination Event. Any purchase of shares upon exercise of the Option shall be subject to compliance with applicable law, including the Home Owners' Loan Act of 1933 and the Regulations of the Office of Thrift Supervision ("OTS") promulgated thereunder (together, "HOLA").

               (b) Triggering Event. The term "Triggering Event" shall mean any of the following events or transactions occurring after the date hereof:

                    (i) The Company or its wholly-owned subsidiary, First Federal Savings Bank of Eau Claire, a federally chartered savings bank ("First Federal"), without having received Mutual's prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction (as hereinafter defined) with any person (the term "person" for purposes of this Agreement shall have the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, and the rules and regulations thereunder) other than Mutual or any of its affiliates, or the Board of Directors of the Company shall have recommended that the shareholders of the Company approve or accept any Acquisition Transaction other than as contemplated by the Merger Agreement. For purposes of this Agreement, "Acquisition Transaction" shall mean (x) a merger, consolidation, share exchange, or similar business combination transaction, involving the Company or First Federal, (y) a purchase, lease or other acquisition of 10% or more of the assets of the Company or First Federal, or (z) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 10% or more of the voting power of the Company or First Federal; provided that the term "Acquisition Transaction" does not include any internal merger or consolidation involving only the Company and/or First Federal.

                    (ii) Any person other than Mutual or an affiliate of Mutual shall have acquired beneficial ownership or the right to acquire beneficial ownership of, or commenced a tender offer or exchange offer for, 10% or more of the outstanding shares of Common Stock (the term "beneficial ownership" for purposes of this Agreement having the meaning assigned thereto in Section 13(d) of the Exchange Act, and the rules and regulations thereunder);

                    (iii) Any person other than Mutual or an affiliate of Mutual shall have made a bona fide proposal to the Company or First Federal by public announcement or written communication that is or becomes the subject of public disclosure to engage in an Acquisition Transaction;

                    (iv) After a proposal is made by a third party to the Company or First Federal to engage in an Acquisition Transaction, the Company shall have breached any covenant or obligation contained in the Merger Agreement and such breach (x) would entitle Mutual to terminate the Merger Agreement and (y) shall not have been cured prior to the Notice Date (as defined below); or

                    (v) Any person other than Mutual or an affiliate of Mutual, other than in connection with a transaction to which Mutual has given its prior written consent, shall have filed an application or notice with the OTS or the Federal Deposit Insurance Corporation ("FDIC") or other federal or state bank regulatory authority, which application or notice has been accepted for processing, for approval to engage in an Acquisition Transaction.

               (c) Exercise Event. The term "Exercise Event" shall mean either of the following events or transactions occurring after the date hereof:

                    (i) The acquisition by any person, other than Mutual or an affiliate of Mutual, of beneficial ownership of 20% or more of the then outstanding Common Stock; or

                    (ii) The occurrence of the Triggering Event described in clause (i) of subsection (b) of this Section 2, except that the percentage referred to in clause (z) shall be 20%.

               (d) Notice by Company of Triggering and Exercise Events. The Company shall notify Mutual promptly in writing of the occurrence of any Triggering Event or Exercise Event, it being understood that the giving of such notice by the Company shall not be a condition to the right of Mutual to exercise the Option.

          (e) Exercise Procedures and Closing. In the event Mutual wishes to exercise the Option, it shall send to the Company a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of Option Shares it intends to purchase pursuant to such exercise and
(ii) a place and date not earlier than three business days nor later than 30 business days from the Notice Date for the closing of such purchase (the "Closing Date"); provided that, if the closing of the purchase and sale pursuant to the Option (the "Closing") cannot be consummated by reason of any applicable judgment, decree, order, law or regulation, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction or consummation has expired or been terminated; and provided further, without limiting the foregoing, that if prior notification to or approval of the OTS, the FDIC or any other regulatory authority is required in connection with such purchase, Mutual shall promptly file the required notice or application for approval and shall expeditiously process the same (and the Company shall fully cooperate with Mutual in the filing of any such notice or application and the obtaining of any such approval), and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (i) any required notification period has expired or been terminated or (ii) such approval has been obtained, and in either event, any requisite waiting period has passed.

          (f) Termination of Exercise Election. Notwithstanding Section 2(e), in no event shall any Closing Date be more than 18 months after the related Notice Date, and if the Closing Date shall not have occurred within 18 months after the related Notice Date due to the failure to obtain any such required approval, the exercise of the Option effected on the Notice Date shall be deemed to have expired. In the event (i) Mutual receives official notice that an approval of the OTS, the FDIC or any other regulatory authority required for the purchase of Option Shares would not be issued or granted or (ii) a Closing Date shall not have occurred within 18 months after the related Notice Date due to the failure to obtain any such required approval, Mutual shall be entitled to exercise its rights as set forth in Section 6 or to exercise the Option in connection with the resale of Common Stock or other securities pursuant to a registration statement as provided in Section 7.

     3.   PAYMENT AND DELIVERY OF CERTIFICATES.

          (a) Payment of Exercise Price. On each Closing Date, Mutual shall pay to the Company in immediately available funds by wire transfer to a bank account designated by the Company an amount equal to the Exercise Price multiplied by the number of Option Shares to be purchased on such Closing Date.

          (b) Issuance of Certificates. At each Closing, simultaneously with the delivery of immediately available funds as provided in Section 3(a), the Company shall deliver to Mutual a certificate or certificates representing the Option Shares to be purchased at such Closing, which Option Shares shall be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever, except as provided by Section 180.0622(2)(b) of the WBCL, and Mutual shall deliver to the Company a letter, in customary form, agreeing that Mutual shall not offer to sell or otherwise dispose of such Option Shares in violation of applicable law or the provisions of this Agreement.

          (c) Certificate Legend. Certificates for the Option Shares delivered at each Closing shall be endorsed with a restrictive legend which shall read substantially as follows:

     THE TRANSFER OF THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND PURSUANT TO THE TERMS OF A STOCK OPTION AGREEMENT DATED AS OF SEPTEMBER 16, 1996. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY SELLER OR A WRITTEN REQUEST THEREFOR.

It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if Mutual shall have delivered to the Company a copy of a letter from the staff to the SEC, or an opinion of counsel in form and substance reasonably satisfactory to the Company and its counsel, to the effect that such legend is not required for purposes of the Securities Act.

          4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Mutual that:

               (a) Corporate Status and Authority. The Company is a corporation duly organized, validly existing and in current status under the laws of the State of Wisconsin and has the corporate power and authority to enter into this Agreement, and subject to any regulatory approvals referred to herein (and, with respect to Section 6 of this Agreement only, to the provisions of Section
180.0640 of the Wisconsin Business Corporation Law ("WBCL"), if applicable), to consummate the transactions contemplated hereby.

               (b) Due Authorization. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or any of the transactions contemplated hereby.

               (c) Enforceability. This Agreement has been duly executed and delivered by the Company, constitutes a valid and binding obligation of the Company and, assuming this Agreement constitutes a valid and binding obligation of Mutual, is enforceable against the Company in accordance with its terms, subject to any approvals required by any governmental authority, and except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought, notwithstanding the express agreement of the parties regarding specific performance set forth in
Section 11 of this Option Agreement.

               (d) Authority and Validity of Option Shares. The Company has taken all necessary corporate action to authorize and reserve for issuance and to permit it to issue, upon exercise of the Option, and at all times from the date hereof through the expiration of the Option will have reserved, authorized and unissued shares of Common Stock equal to the number of outstanding Option Shares as adjusted pursuant to Section 9 hereof, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, except as provided in Section 180.0622(2)(b) of the WBCL.

               (e) Absence of Liens on Option Shares. Upon delivery of the Option Shares to Mutual upon the exercise of the Option, Mutual will acquire the Option Shares free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever.

               (f) No Conflict. The execution and delivery of this Agreement by the Company does not, and the consummation by the Company of the transactions contemplated hereby will not, violate, conflict with, or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time, or both) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation, or acceleration of any obligation or the loss of a material benefit under or the creation of a lien, pledge, security interest or other encumbrance on assets (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "Violation") of the Company or any of its Subsidiaries.

          5. REPRESENTATIONS AND WARRANTIES OF MUTUAL. Mutual represents and warrants to the Company that:

               (a) Corporate Status and Authority. Mutual is a mutual savings bank duly organized, validly existing and in good standing under Chapter 214 of the Wisconsin Statutes and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.

               (b) Due Authorization. The execution and delivery of this Agreement by Mutual and the consummation by Mutual of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Mutual and no other corporate proceedings on the part of Mutual are necessary to authorize this Agreement or any of the transactions contemplated hereby.

               (c) Enforceability. This Agreement has been duly executed and delivered by Mutual and constitutes a valid and binding obligation of Mutual, and, assuming this Agreement constitutes a valid and binding obligation of the Company, is enforceable against Mutual in accordance with its terms.

          6.   TERMINATION ELECTION BY MUTUAL.

               (a) Termination Fee. At the request of Mutual at any time (i) commencing upon the first occurrence of an Exercise Event and ending upon the occurrence of an Exercise Termination Event or (ii) prior to or on the thirtieth
(30th) business day following the occurrence of either of the events set forth in clauses (i) and (ii) of Section 2(f), the right to exercise the Option pursuant to Section 2 hereof, to the extent not exercised, shall terminate and the Company (or any successor entity thereof) shall pay to Mutual the Termination Fee. The Termination Fee (the "Termination Fee") shall be equal to the excess, if any, of (x) the Applicable Price (as defined below) for each share of Common Stock over (y) the Exercise Price, multiplied by the number of Option Shares with respect to which the Option has not been exercised and, where the Option has been exercised, in whole or in part, but the Closing Date has not occurred, the number of Option Shares which would have been distributed at the Closing Date.

               (b) Payment of Termination Fee. If Mutual exercises its rights under this Section 6, the Company shall, within 20 business days after such Election Date, pay the Termination Fee to Mutual in immediately available funds, and, as of the date of and upon such payment, the right to exercise the Option pursuant to Section 2 hereof shall terminate. Notwithstanding the foregoing, to the extent that prior notification to or approval of the OTS, the FDIC or other regulatory authority is required in connection with the payment of all or any portion of the Termination Fee, the Company shall deliver from time to time that portion of the Termination Fee that it is not then so prohibited from paying and shall promptly file the required notice or application for approval and shall expeditiously process the same (and Mutual shall cooperate with the Company in the filing of any such notice or application and the obtaining of any such approval), and the period of time that otherwise would run pursuant to the preceding sentence for the payment of the portion of the Termination Fee requiring such notification or approval shall run instead from the date on which, as the case may be, (i) any required notification period has expired or been terminated or (ii) such approval has been obtained and, in either event, any requisite waiting period shall have expired. If the OTS, the FDIC or any other regulatory authority prohibits payment of any part of the Terminate Fee, the Company shall promptly give notice of such fact to Mutual and Mutual shall thereafter have the right to exercise the Option as to the number of Option Shares for which the Option was exercisable at such Election Date less the number of shares as to which a Termination Fee has been delivered pursuant to
Section 6(a); provided that, if the Option shall have expired pursuant to
Section 2 hereof prior to the date of such notice or shall be scheduled to expire at any time before the expiration of a period ending on the thirtieth
(30th) business day after such date, Mutual shall nonetheless have the right so to exercise the Option pursuant to Section 2 hereof until the expiration of such period of 30 business days.

               (c) Applicable Price. For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share at which a tender or exchange offer has been made for shares of Common Stock after the date of this Agreement and on or prior to such Election Date, (ii) the price per share to be paid by any third party for shares of Common Stock or the consideration per share to be received by holders of Common Stock, in each case pursuant to an agreement for a merger or other business combination transaction with the Company entered into on or prior to such Election Date or (iii) the highest bid price per share as quoted on the NASDAQ/NMS (or, if the shares of Common Stock are no longer quoted thereon, on the principal trading market on which such shares are traded as reported by a recognized source) during the 30 business days preceding such Election Date. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or (ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an investment banking firm selected by Mutual and reasonably acceptable to the Company, which determination shall be conclusive for all purposes of this Agreement.

     7. REGISTRATION RIGHTS. The Company shall, if requested by Mutual at any time and from time to time (a) within three years of the first exercise of the Option or (b) for 30 business days following the occurrence of either of the events set forth in clauses (i) and (ii) of Section 2(f) or receipt by Mutual of official notice that an approval of the OTS, the FDIC or any other regulatory authority required to complete the transactions contemplated by Section 6 hereof would not be issued or granted, as expeditiously as possible prepare and file up to two registration statements under the Securities Act if such registration is necessary in order to permit the sale or other disposition of any or all shares of Common Stock or other securities that have been acquired by or are issuable to Mutual upon exercise of the Option in accordance with the intended method of sale or other disposition stated by Mutual, including a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision, and the Company shall use its best efforts to qualify such shares or other securities under any applicable state securities laws. Mutual agrees to use all reasonable efforts to cause, and to cause any underwriters of any sale or other disposition to cause, any sale or other disposition pursuant to such registration statement to be effected on a widely distributed basis so that upon consummation thereof no purchaser or transferee shall own beneficially 5% or more of the then outstanding voting power of the Company. The Company shall use all reasonable efforts to cause each such registration statement to become effective, to obtain all consents or waivers of other parties which are required therefor and to keep such registration statement effective for such period not in excess of 120 days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sale or other disposition. In the event that Mutual requests the Company to file a registration statement following the failure to obtain a required approval for an exercise of the Option as described in Section 2(f), the closing of the sale or other disposition of Common Stock or other securities pursuant to such registration statement shall occur substantially simultaneously with the exercise of the Option. The obligations of the Company hereunder to file a registration statement and to maintain its effectiveness may be suspended for one or more periods of time not exceeding 90 days in the aggregate if the Board of Directors of the Company shall have determined that the filing of such registration statement or the maintenance of its effectiveness would require disclosure of nonpublic information that would materially and adversely affect the Company, provided that the option/exercise period shall be extended during any such period. Any registration statement prepared and filed under this
Section 7, and any sale covered thereby, shall be at the Company's expense except for underwriting discounts or commissions, brokers' fees and the fees and disbursement of Mutual's counsel related thereto. Mutual shall provide all information reasonably requested by the Company for inclusion in any registration statement to be filed hereunder. If, during the time periods referred to in the first sentence of this Section 7, the Company effects a registration under the Securities Act of Common Stock for its own account or for any other shareholders of the Company (other than on Form S-4 or Form S-8, or any successor form), it shall allow Mutual the right to participate in such registration, and such participation shall not affect the obligation of the Company to effect two registration statements for Mutual under this Section 7; provided that, if the managing underwriters of such offering advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, the Company shall include the shares requested to be included therein by Mutual only to the extent permitted by the managing underwriters consistent with the financing requirements of the Company. In connection with any registration pursuant to this Section 7, the Company and Mutual shall provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification and contribution in connection with such registration.

     8. RIGHTS OF OPTION SHARES. Except to the extent Mutual exercises the Option to purchase Option Shares, Mutual shall have no rights to vote or receive dividends or have any other rights as a shareholder with respect to the shares of Common Stock subject to the Option.

     9. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. Without limitation to any restriction on the Company contained in this Agreement or in the Merger Agreement, in the event of any change in Common Stock by reason of stock dividends, splitups, mergers (other than the Merger), recapitalizations, combinations, exchange of shares or the like, or the sale of Common Stock or the grant of any option for the purchase of Common Stock to anyone other than Mutual, the type and number of shares or securities subject to the Option, and the Exercise Price provided in Section 1, shall be adjusted appropriately to restore to Mutual its rights hereunder, including the right to purchase from the Company (or its successors) shares of Common Stock representing 19.9% of the outstanding Common Stock for the aggregate price calculated as of the date of this Agreement by multiplying the number of Option Shares set forth in
Section 1 by the per share Exercise Price set forth in Section 1.

     10. BINDING EFFECT; NO ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Agreement or the Merger Agreement, neither this Agreement nor the rights or the obligations of either party hereto are assignable, except by operation of law, or with the written consent of the other party. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement. Any Option Shares sold by Mutual in compliance with the provisions of Section 7 shall, upon consummation of such sale, be free of the restrictions imposed with respect to such shares by this Agreement.

     11. SPECIFIC PERFORMANCE. The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate or irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to other remedies, the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action should be brought in equity to enforce the provisions of the Agreement, neither party will allege, and each party hereby waives the defense, that there is adequate remedy at law.

     12. ENTIRE AGREEMENT. This Agreement and the Merger Agreement (including the exhibits and schedules thereto) constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and thereof.

     13. FURTHER ASSURANCES. Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary or in order to consummate the transactions contemplated hereby.

     14. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. In the event any court or other competent authority holds any provisions of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision and the economic effects thereof. If for any reason such court or regulatory agency determines that the Option does not permit Mutual to acquire, or does not require the Company to comply with Section 6 hereof with respect to the full number of shares of Common Stock as provided in Sections 2 and 6 (as adjusted pursuant to Section 9), it is the express intention of the Company to allow Mutual to acquire or require the Company to comply with Section 6 hereof with respect to such lessor number of shares as may be permissible without any amendment or modification hereof. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including but not limited to money damages, for breach hereof or of any other provision of this Agreement or part hereof as the result of such holding or order.

     15. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if (i) delivered personally, or (ii) sent by reputable overnight courier service, or (iii) telecopies (which is confirmed), or (iv) five days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     A. If to Mutual, to:

             Mutual Savings Bank
             Attn:  Michael T. Crowley, Jr.
             President and Chief Executive Officer
             4949 West Brown Deer Road
             Milwaukee, WI  53223
             Fax No.:  (414) 362-6195
                 with a copy to:

                     Quarles & Brady
                     Attn:  James D. Friedman, Esq.
                     411 East Wisconsin Avenue
                     Milwaukee, WI  53202-4497
                     Fax No.:  (414) 271-3552

             B. If to the Company, to:

                     First Federal Bancshares of Eau Claire, Inc.
                     Attn:  Donald T. Tietz
                     President and Chief Executive Officer
                     319 East Grand Avenue
                     Eau Claire, WI  54710
                     Fax No.:  (715) 833-8997

                with a copy to:

                     Michael Best & Friedrich
                     Attn:  W. Charles Jackson, Esq.
                     100 East Wisconsin Avenue
                     Milwaukee, WI  53202
                     Fax No.:  (414) 277-0656


     16. GOVERNING LAW; CHOICE OF FORUM. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin applicable to agreements made and to be performed within such State.

     17. INTERPRETATION. When a reference is made in this Agreement to a Section such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. Capitalized terms used in this Agreement which are not specifically defined herein shall have the meanings ascribed to them in the Merger Agreement.

     18. EXPENSES. Except as otherwise expressly provided herein or in the Merger Agreement or herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

     19. EXTENSION OF TIME PERIODS. The time periods for exercise of certain rights under the Agreement shall be extended to the extent necessary to avoid any liability under Section 16(b) of the Exchange Act by reason of such exercise.

     20. REPLACEMENT OF OPTION. Upon receipt by the Company of evidence reasonably satisfactory to it on the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, the Company will execute and deliver a new Agreement of like tenor and date.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.



                           MUTUAL SAVINGS BANK

                           By:   /s/ Michael T. Crowley, Jr.
                                 ---------------------------
                                 Michael T. Crowley, Jr.
                                 President and Chief Executive Officer


                           Attest:

                           /s/ P. Terry Anderegg
                           ----------------------------------------
                           P. Terry Anderegg, Senior Vice President




                           FIRST FEDERAL BANCSHARES OF EAU
                            CLAIRE, INC.

                           By:    /s/ Donald T. Tietz
                                  -------------------------------------
                                  Donald T. Tietz
                                  President and Chief Executive Officer


                           Attest:

                          /s/ Jerome A. Reinecke
                          -----------------------------------------
                          Jerome A. Reinecke
                          Secretary

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
        FIRST FEDERAL BANCSHARES OF EAU CLAIRE, INC. FOR USE ONLY AT THE
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 27, 1997
               AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders (the "Special Meeting") and the Proxy Statement and, revoking any proxy heretofore given, hereby constitutes and appoints Messrs. Kermit C. Walker and Donald T. Tietz, and any of the other directors of First Federal Bancshares of Eau Claire, Inc. ("First Federal") or any successors in their respective positions, to represent and to vote, as designated below, all the shares of common stock, $0.01 par value per share (the "Common Stock") of First Federal Bancshares of Eau Claire, Inc. ("First Federal") held of record by the undersigned on January 20, 1997, at the Special Meeting which will be held on March 27, 1997, at 10:00 a.m., Wisconsin time, at the Holiday Inn Campus Area, 2703 Craig Road, Eau Claire, Wisconsin 54701, or any adjournments or postponements thereof.

1. To approve and adopt an Agreement and Plan of Merger, dated September 16, 1996, as amended on December 23, 1996 (as so amended, the "Agreement"), by and among First Federal, Mutual Savings Bank, a mutual savings bank organized under the laws of the State of Wisconsin ("Mutual"), and First Federal Merger Corporation, a Wisconsin corporation and wholly-owned subsidiary of Mutual ("Merger Corp."), pursuant to which: (i) First Federal will be acquired by Mutual through the merger of Merger Corp. with and into First Federal (the "Merger"), with First Federal temporarily becoming a direct, wholly-owned subsidiary of Mutual; and (ii) each outstanding share of Common Stock will be converted into the right to receive $18.85 in cash (subject to a $0.05 per share upward price adjustment for each calendar month or portion of a month beyond March 31, 1997 for which consummation of the Merger is delayed, provided that such delay is not due to a breach of any representation, warranty or covenant by, or is otherwise attributable to, First Federal).

                    / /  FOR        / /  AGAINST        / /  ABSTAIN

          (Continued, and to be signed and dated, on the reverse side)

                                 * * * * * * *

                                 (Reverse Side)

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

         THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF
THE AGREEMENT. If any other business is presented at the Special Meeting, this proxy will be voted by the Board of Directors in their best judgment. At the present time, the Board of Directors of First Federal knows of no other business to be presented at the Special Meeting.


                                        Dated:___________________________, 1997

                                        ________________________________________

                                        ________________________________________

                                                        Signature(s)

                                        IMPORTANT:  Please sign your name
                                        exactly as it appears on this proxy.
                                        When signing in a representative
                                        capacity, please give title.  When
                                        shares are held jointly, only one
                                        holder need sign.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE